UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08603

Name of Fund: BlackRock	Debt Strategies Fund, Inc. (DSU)

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 12/31/2020

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2020

2020 Annual Report

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices

BlackRock Debt Strategies Fund, Inc.’s (DSU), BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) and BlackRock Limited Duration Income Trust’s (BLW) (collectively the “Funds”, or individually a “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2020

	Total Cumulative Distributions						% Breakdown of the Total Cumulative
	for the Fiscal Period						Distributions for the Fiscal Period
	Net	Net Realized	Net Realized			Total Per	Net	Net Realized	Net Realized		Total Per
	Investment	Capital Gains	Capital Gains	Return of		Common	Investment	Capital Gains	Capital Gains	Return of	Common
Fund Name	Income	Short-Term	Long-Term	Capital	(a)	Share	Income	Short-Term	Long-Term	Capital	Share
DSU	$0.648339	$—	$—	$0.183661		$0.832000	78%	—%	—%	22%	100%
FRA	0.696324	—	—	0.225076		0.921400	76	—	—	24	100
BLW	1.017530	—	—	0.159670		1.177200	86	—	—	14	100

(a)  Each Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder. A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

On September 5, 2019, the Funds, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Directors (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, starting in October 2019, the Funds currently distribute the following fixed amounts per share on a monthly basis:

Amount Per
Exchange Symbol	Common Share
DSU	$0.0605
FRA	0.0667
BLW	0.0981

The fixed amounts distributed per share are subject to change at the discretion of each Fund’s Board. Under its Plan, each Fund will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Funds will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Fund’s Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Funds are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. The threat from the coronavirus became increasingly apparent throughout February and March 2020, and countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs late in the reporting period following a series of successful vaccine trials and passage of additional stimulus. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

Following the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates, already low as the year began, close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. The results of the U.S. elections also cleared the way for additional stimulus spending in 2021, which is likely to be a solid tailwind for economic growth. Inflation should increase as the expansion continues, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and Euro area peripherals and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2020

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	22.16%	18.40%
U.S. small cap equities (Russell 2000® Index)	37.85	19.96
International equities (MSCI Europe, Australasia, Far East Index)	21.61	7.82
Emerging market equities (MSCI Emerging Markets Index)	31.14	18.31
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.67
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.87)	10.58
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.29	7.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.92	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.32	7.05

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Fund’s investment adviser will be higher than if the Funds did not use leverage.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU)

Investment Objective

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P Global Ratings or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary investment objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($10.45)(a)	6.95%
Current Monthly Distribution per Common Share(b)	$0.0605
Current Annualized Distribution per Common Share(b)	$0.7260
Leverage as of December 31, 2020(c)	30%

(a)  Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)  The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

(c)  Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$10.45	$11.20	(6.70)%	$11.50	$5.92
Net Asset Value	11.55	12.25	(5.71)	12.35	8.46

Market Price and Net Asset Value History for the Past Five Years

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Fund Summary as of December 31, 2020 (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2020 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	2.57%	4.97%	7.75%
Fund at Market Price(a)(b)	1.50	4.15	8.47
Reference Benchmark(c)	5.09	5.12	6.90
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	7.05	6.21	8.57
S&P/LSTA Leveraged Loan Index(e)	3.12	4.01	5.24

(a)  All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.

(b)  The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.

(c)  The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (50%) and the S&P/LSTA Leveraged Loan Index (50%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)  An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)  An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not indicative of future results.

DSU is presenting the Reference Benchmark to accompany fund performance. The Reference Benchmark is presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Fund’s performance to differ materially from that of the Reference Benchmark. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the historical performance can be found in the “Closed-End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

After falling sharply in the first calendar quarter of 2020 due to the emergence of COVID-19, the high yield and floating rate loan interest (“bank loan”) markets recovered to finish 2020 with positive returns. Both categories were helped by the combination of aggressive fiscal and monetary stimulus, better-than-expected economic conditions in the second half of the year, and the approval of a coronavirus vaccine in early November 2020.

Bank loans made the largest contributor to the Fund’s absolute return in 2020, followed by high yield and investment grade bonds. From a sector perspective, technology, cable & satellite and building materials were the leading contributors. B rated issues made the largest contribution among the three major credit tiers, followed by CCCs and BBBs.

Energy was by far the largest detractor from performance at the sector level, followed by lodging and aerospace/defense. BB rated securities were the sole detractor by rating.

The Fund continued to use liquid, index-based derivatives in the loan and high-yield markets in order to manage its positioning. The Fund’s use of derivatives had a negative impact on Fund performance.

Describe recent portfolio activity.

The Fund increased its allocation to high yield and investment grade bonds throughout the year due to supportive supply-and-demand conditions and attractive relative valuations. The investment adviser’s credit rating views remained relatively consistent over the past several quarters, focusing on higher-quality B rated issues and avoiding the more volatile, stressed CCC category. The investment adviser tactically managed the Fund’s sector positioning, although it placed a greater focus on individual security selection later in the period.

Describe portfolio positioning at period end.

The Fund remained predominately invested in bank loans, with the rest held mostly in high yield and investment grade corporate bonds. The Fund’s largest sector positions were in technology, health care and consumer cyclical services, while it had less exposure to retailers, home construction and transportation services. Within energy, the Fund remained broadly underweight across the midstream, independent energy and oil field services categories. From a credit rating perspective, the Fund continued to emphasize BB and B rated issues, with a higher allocation to the latter. The Fund also held a smaller in position in CCC rated debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2020 (continued)	BlackRock Debt Strategies Fund, Inc. (DSU)

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	12/31/20	12/31/19
Floating Rate Loan Interests	82%	81%
Corporate Bonds	16	15
Investment Companies	1	3
Preferred Securities	1	1
Other*	—	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	12/31/20	12/31/19
BBB/Baa	7%	7%
BB/Ba	21	27
B	64	59
CCC/Caa	7	3
N/R	1	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes common stocks, warrants, short-term securities, options purchased and options written.
*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

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Fund Summary as of December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Investment Objective

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($12.11)(a)	6.61%
Current Monthly Distribution per Common Share(b)	$0.0667
Current Annualized Distribution per Common Share(b)	$0.8004
Leverage as of December 31, 2020(c)	30%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$12.11	$13.44	(9.90)%	$13.66	$6.72
Net Asset Value	13.81	14.55	(5.09)	14.66	10.16

Market Price and Net Asset Value History for the Past Five Years

F U N D S U M M A R Y	9

Fund Summary as of December 31, 2020 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2020 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	2.76%	4.54%	5.89%
Fund at Market Price(a)(b)	(2.45)	2.61	5.23
S&P/LSTA Leveraged Loan Index(c)	3.12	4.01	5.24

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged market value-weighted index (the “Reference Benchmark”) designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not indicative of future results.

More information about the Fund’s historical performance can be found in the “Closed-End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

After falling sharply in the first calendar quarter of 2020 due to the emergence of COVID-19, the floating rate loan interest (“bank loan”) market recovered to finish 2020 with positive returns. As was the case with other credit-oriented segments of the bond market, bank loans were helped by the combination of aggressive fiscal and monetary stimulus, better-than-expected economic conditions in the second half of the year, and the approval of a coronavirus vaccine in early November 2020.

From an asset allocation perspective, the Fund’s core exposure to bank loans and tactical allocations to investment grade and high yield corporate bonds contributed to performance. By sector, the largest contributors included technology, cable/satellite and building materials. With respect to credit tiers, the Fund’s B rated positions were the leading contributors to absolute returns, followed by CCCs and BBBs.

At the sector level, the largest detractors from performance included energy and lodging. By rating class, BB rated issues were the sole detractor.

Describe recent portfolio activity.

The investment adviser increased the Fund’s allocation to high yield and investment grade bonds throughout the year due to the supportive technicals and attractive relative values in these areas. The investment adviser’s credit rating views remained relatively consistent over the past several quarters, focusing on higher-quality B rated issues and avoiding the more volatile, stressed CCC category. The investment adviser tactically managed the Fund’s sector positioning, although it placed a greater focus on individual security selection later in the period. The Fund continued to use liquid, index-based derivatives in the loan and high-yield markets in order to manage its positioning.

Describe portfolio positioning at period end.

The Fund remained predominately invested in bank loans, with the rest primarily invested in high yield and investment grade corporates. By credit rating, B rated loans were the Fund’s largest position, and it had a much smaller weightings in the higher-risk CCC rated segment. Within the single B category, the investment adviser remained focused on higher-quality B+ and B rated areas, with less of an emphasis on B- rated debt.

The investment adviser’s core sector views stayed largely intact. Some of the Fund’s top sector positions were technology companies, particularly in the enterprise software business. Health care, cable/satellite and building materials were also areas where the investment adviser identified compelling risk-reward opportunities. The investment adviser slightly increased the portfolio’s allocation to sectors with above-average sensitivity to COVID-19 during the second half of the year by participating in new issues in the gaming and airline categories. The Fund maintained a lower allocation to energy and to the consumer cyclical sectors, such as retailers and leisure, on the belief that these market segments continued to face significant headwinds.

Additionally, the Fund had a bias toward larger loan tranches, as well as to loan/bond capital structures over the loan-only segment. The Fund remained underweight in the 2017 and 2018 vintages, arguably a period with more aggressive lending standards and weaker protections for loan holders.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2020 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type	12/31/20	12/31/19
Floating Rate Loan Interests	93%	94%
Corporate Bonds	5	1
Investment Companies	2	5
Other*	—	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	12/31/20	12/31/19
BBB/Baa	6%	8%
BB/Ba	19	27
B	67	58
CCC/Caa	6	2
N/R	2	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes common stocks, warrants, short-term securities, options purchased and options written.
*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

F U N D S U M M A R Y	11

Fund Summary as of December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Investment Objective

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;
•	senior, secured floating rate loans made to corporate and other business entities; and
•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade at the time of investment or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2020 ($15.92)(a)	7.39%
Current Monthly Distribution per Common Share(b)	$0.0981
Current Annualized Distribution per Common Share(b)	$1.1772
Leverage as of December 31, 2020(c)	31%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	12/31/20	12/31/19	Change	High	Low
Market Price	$15.92	$16.39	(2.87)%	$16.70	$9.52
Net Asset Value	16.93	17.05	(0.70)	17.22	12.19

Market Price and Net Asset Value History for the Past Five Years

12	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2020 (continued)	BlackRock Limited Duration Income Trust (BLW)

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2020 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	7.58%	7.26%	8.67%
Fund at Market Price(a)(b)	5.24	7.37	9.57
Reference Benchmark(c)	5.06	4.73	5.63
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	7.05	6.21	8.57
S&P/LSTA Leveraged Loan Index(e)	3.12	4.01	5.24
BATS S Benchmark(f)	4.43	3.72	2.98

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (33.33%), the S&P/LSTA Leveraged Loan Index (33.33%), and the BATS S Benchmark (33.34%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(f)

A composite index comprised of Bloomberg Barclays ABS 1-3 Year AAA Rated ex Home Equity Index, Bloomberg Barclays Corporate 1-5 year Index, Bloomberg Barclays CMBS Investment Grade 1-3.5 Yr. Index, Bloomberg Barclays MBS 15 Yr Index and Bloomberg Barclays Credit Ex-Corporate 1-5 Yr Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not indicative of future results.

More information about the Fund’s historical performance can be found in the “Closed-End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Positive contributors to the Fund’s absolute performance over the period included allocations to both high yield and investment grade corporate bonds as credit sentiment rebounded based on policy support after the market dislocation seen in the first quarter of 2020. Exposure to credit-sensitive floating rate loan interests (“bank loans”) and emerging market debt also added to performance. Finally, U.S. Treasuries also provided positive returns as interest rates declined over the period.

The largest detractors from the Fund’s absolute performance were exposures to tax-exempt municipal bonds, equities and taxable bonds.

Describe recent portfolio activity.

Over the period, the Fund increased its allocation to U.S. high yield corporate credit, investment grade corporate credit and emerging market debt. Over the same period, the Fund reduced exposure to U.S. Treasuries, commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”).

Describe portfolio positioning at period end.

At period end, the Fund maintained a diversified exposure to non-government spread sectors including high yield corporate credit, investment grade corporate credit, emerging market debt, CMBS and ABS. In addition, the Fund held modest exposures to government securities, including U.S. Treasuries and non-U.S. sovereign securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of December 31, 2020 (continued)	BlackRock Limited Duration Income Trust (BLW)

Overview of the Fund’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	12/31/20		12/31/19
Corporate Bonds	55%		48%
Floating Rate Loan Interests	30		31
Preferred Securities	5		7
Asset-Backed Securities	3		3
Foreign Agency Obligations	3		2
U.S. Treasury Obligations	2		2
Non-Agency Mortgage-Backed Securities	1		1
Investment Companies	1		2
U.S. Government Sponsored Agency Securities	—	*	4
Other*	—		—

CREDIT QUALITY ALLOCATION

Credit Rating(b)(c)	12/31/20	12/31/19
AAA/Aaa	—%	1%
AA/Aa	2	3
A	4	7
BBB/Baa	14	15
BB/Ba	32	35
B	39	34
CCC/Caa	7	4
N/R	2	1

(a)	Excludes short-term securities, options purchased and options written.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes common stocks, warrants, short-term securities, options purchased and options written.
*	Includes one or more investment categories that individually represents less than 1% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks

Construction & Engineering — 0.1%
McDermott International Ltd.(a)		141,483	$114,601

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(b)		1,075,282,733	10,753

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(b)		809	31,416

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.		10,718	11

Metals & Mining — 0.0%
Ameriforge Group, Inc.		1,664	29,120
Preferred Proppants LLC(b)		14,576	21,864

			50,984

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.(a)		2,336	55,106

Semiconductors & Semiconductor Equipment(a) — 0.0%
Maxeon Solar Technologies Ltd.		213	6,043
SunPower Corp.		1,707	43,768

			49,811

Software — 0.0%
Avaya Holdings Corp.(a)		40	766

Specialty Retail — 0.0%
NMG Parent LLC		1,477	95,414

Total Common Stocks — 0.1%
(Cost: $15,916,895)			408,862

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.7%
Bombardier, Inc.(c)
8.75%, 12/01/21	USD	7	7,280
6.13%, 01/15/23		664	649,060
7.50%, 12/01/24		58	55,638
7.50%, 03/15/25		14	12,985
7.88%, 04/15/27		17	15,631
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(c)		200	194,000
Signature Aviation US Holdings, Inc.(c)
5.38%, 05/01/26		42	43,050
4.00%, 03/01/28		196	197,303
Spirit AeroSystems, Inc., 5.50%, 01/15/25(c)		58	61,184
TransDigm, Inc.
8.00%, 12/15/25(c)		656	725,077
6.25%, 03/15/26(c)		1,173	1,249,245
6.38%, 06/15/26		62	64,170
Triumph Group, Inc., 8.88%, 06/01/24(c)		270	296,325

			3,570,948

Airlines — 1.7%
Allegiant Travel Co., 8.50%, 02/05/24(c)		1,065	1,139,550
American Airlines, Inc., 11.75%, 07/15/25(c)		2,177	2,510,625

Security		Par (000)	Value

Airlines (continued)
Delta Air Lines, Inc./SkyMiles IP Ltd.(c)
4.50%, 10/20/25	USD	75	$80,165
4.75%, 10/20/28		259	282,702
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(c)		2,210	2,375,750
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(c)		22	24,921
United Airlines Pass-Through Trust, Series 2016-1, Class A, 5.88%, 10/15/27		2,405	2,597,911

			9,011,624

Auto Components — 0.4%
Clarios Global LP, 6.75%, 05/15/25(c)		801	863,077
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26	EUR	100	126,551
6.25%, 05/15/26(c)	USD	122	130,845
8.50%, 05/15/27(c)		488	530,168
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(c)		25	26,323
Goodyear Tire & Rubber Co., 9.50%, 05/31/25		65	73,470
Meritor, Inc., 4.50%, 12/15/28(c)		24	24,600
Tenneco, Inc., 7.88%, 01/15/29(c)		25	28,069
Venture Holdings Co. LLC, 12.00%, 07/01/49(a)(b)(d)		5,150	1
ZF Finance GmbH
3.00%, 09/21/25	EUR	100	126,135
3.75%, 09/21/28		100	131,022

			2,060,261

Automobiles — 0.8%
Allison Transmission, Inc.(c)
5.88%, 06/01/29	USD	113	124,865
3.75%, 01/30/31		100	102,312
Asbury Automotive Group, Inc.
4.50%, 03/01/28		35	36,488
4.75%, 03/01/30		73	78,292
AutoNation, Inc., 4.75%, 06/01/30		93	111,910
FCE Bank PLC, 1.62%, 05/11/23	EUR	100	122,228
Ford Motor Co.
8.50%, 04/21/23	USD	169	190,211
4.35%, 12/08/26		9	9,585
4.75%, 01/15/43		176	179,520
5.29%, 12/08/46		78	81,510
Ford Motor Credit Co. LLC
3.81%, 01/09/24		200	205,000
4.06%, 11/01/24		200	210,114
5.13%, 06/16/25		423	459,928
General Motors Co.
6.13%, 10/01/25		581	704,735
6.80%, 10/01/27		296	380,393
5.00%, 10/01/28		19	22,608
General Motors Financial Co., Inc.
2.75%, 06/20/25		574	613,780
5.65%, 01/17/29		21	26,021
Group 1 Automotive, Inc., 4.00%, 08/15/28(c)		205	211,310
Ken Garff Automotive LLC, 4.88%, 09/15/28(c)		39	40,560
Nissan Motor Co. Ltd., 4.81%, 09/17/30(c)		200	225,203

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobiles (continued)
Penske Automotive Group, Inc., 3.50%, 09/01/25	USD	62	$63,008
Tesla, Inc., 5.30%, 08/15/25(c)		135	140,737
			4,340,318

Banks — 0.0%
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25	EUR	100	125,243
Banco Espirito Santo SA(a)(d)
2.63%, 05/08/17		100	15,881
4.75%, 01/15/21(e)		200	31,763
4.00%, 01/21/21		100	15,882
Freedom Mortgage Corp., 7.63%, 05/01/26(c)	USD	22	23,269

			212,038

Beverages — 0.3%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(c)(f)		441	470,768
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/27(c)		208	218,360
Trivium Packaging Finance BV
3.75%, 08/15/26	EUR	100	125,463
8.50%, 08/15/27(c)	USD	814	891,330

			1,705,921

Biotechnology — 0.0%
Emergent BioSolutions, Inc., 3.88%, 08/15/28(c)		25	25,888

Building Materials — 0.5%
Boise Cascade Co., 4.88%, 07/01/30(c)		45	48,713
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(c)		114	121,125
CP Atlas Buyer, Inc., 7.00%, 12/01/28(c)		30	31,200
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(c)		51	54,825
Griffon Corp., 5.75%, 03/01/28		28	29,610
Jeld-Wen, Inc.(c)
4.63%, 12/15/25		32	32,656
4.88%, 12/15/27		10	10,575
Masonite International Corp., 5.38%, 02/01/28(c)		45	48,319
SRM Escrow Issuer LLC, 6.00%, 11/01/28(c)		1,764	1,843,653
Standard Industries, Inc.(c)
5.00%, 02/15/27		34	35,530
4.38%, 07/15/30		90	96,276
3.38%, 01/15/31		199	199,995
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(c)		168	176,400

			2,728,877

Building Products(c) — 0.1%
LBM Acquisition LLC, 6.25%, 01/15/29		64	66,080
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		125	132,468
SRS Distribution, Inc., 8.25%, 07/01/26		403	428,187
White Cap Buyer LLC, 6.88%, 10/15/28		156	166,335

			793,070

Capital Markets — 0.2%
Charles Schwab Corp., (10 year CMT + 3.08%), 4.00%(e)(g)		265	278,912
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24		101	104,914
6.38%, 12/15/25		3	3,103

Security		Par (000)	Value

Capital Markets (continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (continued)
5.25%, 05/15/27	USD	138	$147,936
NFP Corp.(c)
7.00%, 05/15/25		31	33,325
6.88%, 08/15/28		288	307,492
Owl Rock Capital Corp.
4.25%, 01/15/26		58	61,093
3.40%, 07/15/26		30	30,430
Owl Rock Technology Finance Corp., 3.75%, 06/17/26(c)		40	40,217
RP Escrow Issuer LLC, 5.25%, 12/15/25(c)		50	52,253

			1,059,675

Chemicals — 0.6%
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(c)(f)		289	291,497
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(c)		636	647,130
Axalta Coating Systems LLC, 3.38%, 02/15/29(c)		150	150,000
Blue Cube Spinco LLC
9.75%, 10/15/23		10	10,275
10.00%, 10/15/25		143	151,401
Chemours Co., 5.75%, 11/15/28(c)		38	38,760
Element Solutions, Inc., 3.88%, 09/01/28(c)		378	388,867
GCP Applied Technologies, Inc., 5.50%, 04/15/26(c)		134	138,020
HB Fuller Co., 4.25%, 10/15/28		31	31,775
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(c)		181	199,100
Ingevity Corp., 3.88%, 11/01/28(c)		23	23,173
Minerals Technologies, Inc., 5.00%, 07/01/28(c)		55	57,552
PQ Corp., 5.75%, 12/15/25(c)		307	315,059
Rayonier AM Products, Inc., 7.63%, 01/15/26(c)		21	21,898
Valvoline, Inc., 4.25%, 02/15/30(c)		58	61,480
WESCO Distribution, Inc.(c)
7.13%, 06/15/25		153	168,274
7.25%, 06/15/28		198	225,183
WR Grace & Co-Conn, 4.88%, 06/15/27(c)		64	67,873

			2,987,317

Commercial Services & Supplies — 0.1%
AMN Healthcare, Inc., 4.00%, 04/15/29(c)		28	28,630
APX Group, Inc., 7.88%, 12/01/22		163	163,407
ASGN, Inc., 4.63%, 05/15/28(c)		79	82,160
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/01/25(c)		24	25,083
Fortress Transportation and Infrastructure Investors LLC, 9.75%, 08/01/27(c)		17	19,486
Herc Holdings, Inc., 5.50%, 07/15/27(c)		106	112,360
Interface, Inc., 5.50%, 12/01/28(c)		38	39,995
Prime Security Services Borrower LLC/Prime Finance, Inc.(c)
3.38%, 08/31/27		42	41,685
6.25%, 01/15/28		117	125,610
Team Health Holdings, Inc., 6.38%, 02/01/25(c)		103	88,580
United Rentals North America, Inc.
5.25%, 01/15/30		2	2,220
4.00%, 07/15/30		6	6,315

			735,531

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Communications Equipment(c) — 0.1%
Avaya, Inc., 6.13%, 09/15/28	USD	195	$208,311
CommScope Technologies LLC
6.00%, 06/15/25		101	103,273
5.00%, 03/15/27		76	74,860
CommScope, Inc.
6.00%, 03/01/26		32	33,715
8.25%, 03/01/27		12	12,810
7.13%, 07/01/28		12	12,780
ViaSat, Inc.
5.63%, 04/15/27		90	94,500
6.50%, 07/15/28		150	162,331

			702,580

Construction & Engineering(c) — 0.0%
KBR, Inc., 4.75%, 09/30/28		61	63,592
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28		23	24,035

			87,627

Construction Materials(c) — 0.4%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28		125	129,375
Core & Main LP, 6.13%, 08/15/25		797	823,899
H&E Equipment Services, Inc., 3.88%, 12/15/28		41	41,439
IAA, Inc., 5.50%, 06/15/27		159	168,540
Picasso Finance Sub, Inc., 6.13%, 06/15/25		159	170,130
Williams Scotsman International, Inc., 4.63%, 08/15/28		77	79,695
Winnebago Industries, Inc., 6.25%, 07/15/28		45	48,375
Wolverine Escrow LLC, 9.00%, 11/15/26		501	474,221

			1,935,674

Consumer Discretionary(c) — 0.1%
Carnival Corp.
11.50%, 04/01/23		30	34,702
10.50%, 02/01/26		42	48,930
7.63%, 03/01/26		76	82,801
9.88%, 08/01/27		61	70,150
NCL Corp. Ltd.
10.25%, 02/01/26		37	43,290
5.88%, 03/15/26		63	66,265
Nielsen Finance LLC/Nielsen Finance Co.
5.63%, 10/01/28		112	121,693
5.88%, 10/01/30		74	83,712
Royal Caribbean Cruises Ltd.
10.88%, 06/01/23		45	51,205
9.13%, 06/15/23		54	58,590
11.50%, 06/01/25		95	111,060

			772,398

Consumer Finance — 0.6%
MPH Acquisition Holdings LLC, 5.75%,
11/01/28(c)		228	224,078
Navient Corp.
7.25%, 09/25/23		5	5,480
6.13%, 03/25/24		96	102,480
5.88%, 10/25/24		77	81,812
5.00%, 03/15/27		2	2,018
OneMain Finance Corp.
8.88%, 06/01/25		27	30,544
6.63%, 01/15/28		8	9,500
5.38%, 11/15/29		14	15,750
4.00%, 09/15/30		100	103,761
PayPal Holdings, Inc., 1.65%, 06/01/25		257	268,509

Security		Par (000)	Value

Consumer Finance (continued)
Refinitiv US Holdings, Inc., 4.50%, 05/15/26	EUR	855	$1,098,042
Sabre GLBL, Inc.(c)
5.25%, 11/15/23	USD	10	10,125
9.25%, 04/15/25		287	341,530
7.38%, 09/01/25		81	87,885
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(c)		87	90,480
Verscend Escrow Corp., 9.75%, 08/15/26(c)		851	922,271
WEX, Inc., 4.75%, 02/01/23(c)		8	8,010

			3,402,275

Containers & Packaging — 0.1%
Graham Packaging Co., Inc., 7.13%, 08/15/28(c)		147	162,435
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28(c)		53	54,457
International Paper Co., 7.30%, 11/15/39		5	8,012
LABL Escrow Issuer LLC(c)
6.75%, 07/15/26		116	125,625
10.50%, 07/15/27		56	63,070

			413,599

Diversified Consumer Services(c) — 0.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.63%, 07/15/26		868	925,548
9.75%, 07/15/27		95	103,550
Ascend Learning LLC, 6.88%, 08/01/25		340	349,638
Brink’s Co., 5.50%, 07/15/25		15	16,013
Garda World Security Corp.
4.63%, 02/15/27		29	29,290
9.50%, 11/01/27		55	60,913
Sotheby’s, 7.38%, 10/15/27		200	214,250

			1,699,202

Diversified Financial Services — 0.1%
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	136,187
Central Garden & Pet Co., 4.13%, 10/15/30	USD	59	61,507
Citigroup, Inc., (5 year CMT + 3.60%), 4.00%(e)(g)		50	51,313
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(c)(f)		24	21,271
Intrum AB, 4.88%, 08/15/25	EUR	100	126,135
Spectrum Brands, Inc.(c)
5.00%, 10/01/29	USD	18	19,330
5.50%, 07/15/30		50	53,875
Starwood Property Trust Inc., 5.50%, 11/01/23(c)		9	9,405

			479,023

Diversified Telecommunication Services — 1.2%
CenturyLink, Inc.
5.13%, 12/15/26(c)		618	652,583
4.50%, 01/15/29(c)		202	205,535
Series P, 7.60%, 09/15/39		183	222,345
Series U, 7.65%, 03/15/42		103	124,630
Cincinnati Bell, Inc.(c)
7.00%, 07/15/24		26	27,040
8.00%, 10/15/25		20	21,325
Consolidated Communications, Inc., 6.50%,
10/01/28(c)		150	160,500
Frontier Communications Corp.(c)
5.88%, 10/15/27		145	156,781
5.00%, 05/01/28		216	225,180
6.75%, 05/01/29		135	144,450
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(c)		155	158,681

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Level 3 Financing, Inc.(c)
4.25%, 07/01/28	USD	207	$212,693
3.63%, 01/15/29		123	122,693
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(f)		12	12,776
Sprint Capital Corp., 6.88%, 11/15/28		171	225,460
Switch Ltd., 3.75%, 09/15/28(c)		100	101,500
Telecom Italia Capital SA
6.38%, 11/15/33		58	71,340
6.00%, 09/30/34		134	163,224
7.20%, 07/18/36		14	18,889
7.72%, 06/04/38		51	70,890
Telecom Italia SpA, 5.30%, 05/30/24(c)		314	341,475
Zayo Group Holdings, Inc.(c)
4.00%, 03/01/27		2,254	2,259,635
6.13%, 03/01/28		472	499,140

			6,198,765

Electric Utilities — 0.1%
FirstEnergy Corp.
2.65%, 03/01/30		8	8,025
Series B, 3.90%, 07/15/27		29	31,967
Series B, 2.25%, 09/01/30		6	5,804
Series C, 4.85%, 07/15/47		151	187,919
Series C, 3.40%, 03/01/50		60	57,470
FirstEnergy Transmission LLC(c)
5.45%, 07/15/44		94	119,273
4.55%, 04/01/49		45	52,553
PG&E Corp., 5.25%, 07/01/30		108	118,800
Pike Corp., 5.50%, 09/01/28(c)		185	195,406
Texas Competitive Electric Holdings Co.
LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/21(a)(b)(d)		2,375	—

			777,217

Electrical Equipment — 0.1%
Gates Global LLC/Gates Corp., 6.25%,
01/15/26(c)		291	305,550
GrafTech Finance, Inc., 4.63%, 12/15/28(c)		44	44,495
NM Holdings Co. LLC, Series B, 9.50%, 07/01/05(a)(b)(d)		5,125	1

			350,046

Electronic Equipment, Instruments & Components — 0.1%
Brightstar Escrow Corp., 9.75%, 10/15/25(c)		28	29,925
BWX Technologies, Inc., 4.13%, 06/30/28(c)		81	84,341
CDW LLC/CDW Finance Corp., 3.25%, 02/15/29		125	127,463
Energizer Holdings, Inc.(c)
4.75%, 06/15/28		34	35,785
4.38%, 03/31/29		6	6,213
Xerox Corp., 4.80%, 03/01/35		181	182,357

			466,084

Energy Equipment & Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp.(c)
6.88%, 04/01/27		129	138,836
6.25%, 04/01/28		86	89,523
Pioneer Energy Services Corp.(b)(c)(f) (11.00% Cash), 11.00%, 05/15/25		329	262,855

Security		Par (000)	Value

Energy Equipment & Services (continued)
Pioneer Energy Services Corp.(b)(c)(f) (continued)
(5.00% PIK), 5.00%, 11/15/25(h)	USD	231	$124,956
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		331	345,895
6.88%, 09/01/27		274	292,517

			1,254,582

Environmental, Maintenance, & Security Service — 0.1%
Covanta Holding Corp., 5.00%, 09/01/30		29	31,028
GFL Environmental, Inc.(c)
3.75%, 08/01/25		85	87,125
5.13%, 12/15/26		73	77,654
4.00%, 08/01/28		98	98,735
3.50%, 09/01/28		104	105,885
Stericycle Inc., 3.88%, 01/15/29(c)		52	53,430
Tervita Corp., 11.00%, 12/01/25(c)		37	39,813
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		71	72,598

			566,268

Equity Real Estate Investment Trusts (REITs) — 0.5%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(c)		128	126,080
Diversified Healthcare Trust, 9.75%, 06/15/25		53	60,215
Global Net Lease, Inc./Global Net Lease
Operating Partnership LP, 3.75%, 12/15/27(c)		88	90,727
Iron Mountain, Inc.(c)
4.88%, 09/15/29		10	10,550
5.25%, 07/15/30		134	144,720
5.63%, 07/15/32		151	166,477
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc.
4.63%, 06/15/25(c)		205	219,555
4.50%, 09/01/26		139	149,550
4.50%, 01/15/28		420	446,830
3.88%, 02/15/29(c)		137	140,083
MPT Operating Partnership LP/MPT Finance Corp.
4.63%, 08/01/29		296	316,350
3.50%, 03/15/31		149	153,843
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer, 5.88%, 10/01/28(c)		29	30,885
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27		521	539,235
Service Properties Trust
4.50%, 06/15/23		15	15,075
4.35%, 10/01/24		12	11,850
7.50%, 09/15/25		108	124,450
5.50%, 12/15/27		42	45,921

			2,792,396

Food & Staples Retailing — 0.4%
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons LLC(c)
3.25%, 03/15/26		146	148,190
4.63%, 01/15/27		11	11,701
4.88%, 02/15/30		91	100,271

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing (continued)
Kraft Heinz Foods Co.
4.25%, 03/01/31(c)	USD	226	$252,003
5.00%, 07/15/35		24	29,094
6.88%, 01/26/39		164	227,248
4.63%, 10/01/39(c)		88	98,257
6.50%, 02/09/40		35	47,310
5.20%, 07/15/45		101	120,095
4.38%, 06/01/46		217	234,782
4.88%, 10/01/49(c)		219	255,490
5.50%, 06/01/50(c)		395	497,602
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(c)		70	78,137
Post Holdings, Inc., 4.63%, 04/15/30(c)		87	91,521
TreeHouse Foods, Inc., 4.00%, 09/01/28		23	23,791
United Natural Foods, Inc., 6.75%, 10/15/28(c)		40	41,849

			2,257,341

Food Products(c) — 0.2%
Aramark Services, Inc.
6.38%, 05/01/25		99	105,806
5.00%, 02/01/28		3	3,161
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 04/15/25		272	285,219
4.63%, 11/15/28		85	86,275
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28		90	100,716
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29		85	98,949
Simmons Foods, Inc., 7.75%, 01/15/24		174	181,177

			861,303

Gas Utilities — 0.0%
Ferrellgas LP/Ferrellgas Finance Corp., 10.00%, 04/15/25(c)		26	28,744

Health Care Equipment & Supplies(c) — 0.1%
Avantor Funding, Inc., 4.63%, 07/15/28		316	334,170
Hologic, Inc., 3.25%, 02/15/29		48	48,840
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
7.38%, 06/01/25		285	303,525
7.25%, 02/01/28		103	108,665

			795,200

Health Care Providers & Services — 0.8%
Acadia Healthcare Co., Inc.(c)
5.50%, 07/01/28		66	70,887
5.00%, 04/15/29		55	58,713
AdaptHealth LLC(c)
6.13%, 08/01/28		49	52,614
4.63%, 08/01/29(i)		24	24,660
AHP Health Partners, Inc., 9.75%, 07/15/26(c)		212	233,995
Centene Corp.
5.38%, 08/15/26(c)		87	91,894
4.25%, 12/15/27		206	218,360
3.00%, 10/15/30		24	25,438
CHS/Community Health Systems, Inc.(c)
8.63%, 01/15/24		153	159,502
6.63%, 02/15/25		261	274,697
8.00%, 03/15/26		441	475,177
5.63%, 03/15/27		234	251,608
6.00%, 01/15/29		169	182,564
Encompass Health Corp.
4.50%, 02/01/28		2	2,090

Security		Par (000)	Value

Health Care Providers & Services (continued)
Encompass Health Corp. (continued)
4.75%, 02/01/30	USD	19	$20,354
4.63%, 04/01/31		33	35,310
HCA, Inc., 3.50%, 09/01/30		272	289,021
Legacy LifePoint Health LLC(c)
6.75%, 04/15/25		116	124,562
4.38%, 02/15/27		44	44,055
LifePoint Health, Inc., 5.38%, 01/15/29(c)		49	48,895
Molina Healthcare, Inc., 3.88%, 11/15/30(c)		73	78,292
Prime Healthcare Services, Inc., 7.25%,
11/01/25(c)		45	47,813
Providence Service Corp., 5.88%, 11/15/25(c)		23	24,323
RegionalCare Hospital Partners Holdings,
Inc./LifePoint Health, Inc., 9.75%, 12/01/26(c)		17	18,700
Surgery Center Holdings, Inc.(c)
6.75%, 07/01/25		145	147,537
10.00%, 04/15/27		267	295,035
Teleflex, Inc., 4.25%, 06/01/28(c)		94	99,640
Tenet Healthcare Corp.(c)
7.50%, 04/01/25		41	44,793
4.88%, 01/01/26		392	410,075
5.13%, 11/01/27		354	374,797
4.63%, 06/15/28		26	27,235
6.13%, 10/01/28		135	140,667

			4,393,303

Health Care Technology(c) — 0.1%
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27		41	43,302
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc., 5.75%, 03/01/25		229	233,580
Charles River Laboratories International, Inc.,
4.25%, 05/01/28		46	48,185
Mednax, Inc.
5.25%, 12/01/23		122	123,501
6.25%, 01/15/27		62	66,492
Syneos Health, Inc., 3.63%, 01/15/29		147	147,406
West Street Merger Sub, Inc., 6.38%, 09/01/25		134	137,350

			799,816

Healthcare — 0.0%
Akumin, Inc., 7.00%, 11/01/25(c)		17	17,850

Hotels, Restaurants & Leisure — 1.1%
1011778 BC ULC/New Red Finance, Inc.(c)
4.38%, 01/15/28		218	224,540
4.00%, 10/15/30		63	63,846
Affinity Gaming, 6.88%, 12/15/27(c)		38	39,816
Boyd Gaming Corp.
8.63%, 06/01/25(c)		79	87,863
6.38%, 04/01/26		32	33,242
4.75%, 12/01/27		58	60,248
Boyne USA, Inc., 7.25%, 05/01/25(c)		19	19,926
Caesars Entertainment, Inc.(c)
6.25%, 07/01/25		472	502,680
8.13%, 07/01/27		328	363,103
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(c)		154	163,175
CCM Merger, Inc., 6.38%, 05/01/26(c)		53	55,650
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op(c)
5.50%, 05/01/25		388	404,490
6.50%, 10/01/28		19	20,604

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Churchill Downs, Inc., 4.75%, 01/15/28(c)	USD	137	$144,192
Dave & Buster’s, Inc., 7.63%, 11/01/25(c)		61	64,203
GLP Capital LP/GLP Financing II, Inc.
5.25%, 06/01/25		162	182,263
5.38%, 04/15/26		80	91,814
Golden Nugget, Inc., 6.75%, 10/15/24(c)		455	451,733
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(c)		41	43,563
5.75%, 05/01/28(c)		163	177,262
4.88%, 01/15/30		193	210,852
4.00%, 05/01/31(c)		132	139,275
Las Vegas Sands Corp.
3.50%, 08/18/26		31	33,173
3.90%, 08/08/29		28	30,112
Marriott International, Inc., Series EE, 5.75%, 05/01/25		393	459,693
MGM Resorts International, 5.75%, 06/15/25		73	80,712
Peninsula Pacific Entertainment LLC/Peninsula
Pacific Entertainment Finance, Inc., 8.50%,
11/15/27(c)		33	35,310
Powdr Corp., 6.00%, 08/01/25(c)		69	72,622
Scientific Games International, Inc.(c)
8.63%, 07/01/25		65	71,175
8.25%, 03/15/26		506	545,266
SeaWorld Parks & Entertainment, Inc., 9.50%, 08/01/25(c)		52	56,453
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(c)		275	297,000
Vail Resorts, Inc., 6.25%, 05/15/25(c)		89	95,007
Wyndham Destinations, Inc., 6.63%, 07/31/26(c)		56	64,120
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(c)		44	45,718
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(c)		250	261,875
Yum! Brands, Inc.
4.75%, 01/15/30(c)		49	53,729
3.63%, 03/15/31		22	22,238
5.35%, 11/01/43		14	15,820

			5,784,363

Household Durables — 0.2%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 4.88%, 02/15/30(c)		260	268,775
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(c)		75	80,156
Diebold Nixdorf, Inc., 9.38%, 07/15/25(c)		42	47,040
Mattamy Group Corp., 4.63%, 03/01/30(c)		102	108,120
MDC Holdings, Inc., 6.00%, 01/15/43		52	69,708
NCR Corp.(c)
5.75%, 09/01/27		72	76,500
5.00%, 10/01/28		35	36,925
6.13%, 09/01/29		78	86,385
5.25%, 10/01/30		36	38,610
New Home Co., Inc., 7.25%, 10/15/25(c)		22	22,594
PulteGroup, Inc.
5.00%, 01/15/27		44	51,920
7.88%, 06/15/32		23	34,414
Taylor Morrison Communities, Inc., 5.13%,
08/01/30(c)		50	56,000

Security		Par (000)	Value

Household Durables (continued)
Tempur Sealy International, Inc., 5.50%, 06/15/26	USD	2	$2,082
TRI Pointe Group, Inc., 5.70%, 06/15/28		18	20,322

			999,551

Household Products — 0.0%
Kronos Acquisition Holdings, Inc./KIK Custom
Products, Inc., 5.00%, 12/31/26(c)		24	25,037

Independent Power and Renewable Electricity Producers(c) — 0.2%
Calpine Corp.
5.25%, 06/01/26		68	70,346
5.13%, 03/15/28		458	481,802
4.63%, 02/01/29		86	88,432
5.00%, 02/01/31		100	104,500
3.75%, 03/01/31		78	77,246
Clearway Energy Operating LLC, 4.75%, 03/15/28		20	21,450
NRG Energy, Inc., 3.63%, 02/15/31		127	130,658
TerraForm Power Operating LLC, 4.75%, 01/15/30		74	79,180

			1,053,614

Insurance — 0.3%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(c)
4.25%, 10/15/27		349	356,852
6.75%, 10/15/27		731	782,170
AmWINS Group, Inc., 7.75%, 07/01/26(c)		25	26,848
AssuredPartners, Inc., 5.63%, 01/15/29(c)		86	89,762
HUB International Ltd., 7.00%, 05/01/26(c)		467	488,384
Unipol Gruppo SpA, 3.25%, 09/23/30	EUR	100	129,283
Willis North America, Inc., 2.95%, 09/15/29	USD	10	10,941

			1,884,240

Interactive Media & Services — 0.1%
Arches Buyer, Inc.(c)
4.25%, 06/01/28		36	36,457
6.13%, 12/01/28		16	16,523
Netflix, Inc.
4.88%, 04/15/28		112	126,302
5.88%, 11/15/28		14	16,783
3.63%, 06/15/30	EUR	100	138,692
4.88%, 06/15/30(c)	USD	127	146,050
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 10.75%, 06/01/28(c)		30	34,200

			515,007

Internet Software & Services(c) — 0.4%
Expedia Group, Inc.
3.60%, 12/15/23		486	517,933
6.25%, 05/01/25		275	318,753
4.63%, 08/01/27		95	106,115
Match Group Holdings II LLC
4.63%, 06/01/28		43	45,069
4.13%, 08/01/30		78	81,120
TripAdvisor, Inc., 7.00%, 07/15/25		82	88,560
Uber Technologies, Inc.
7.50%, 05/15/25		230	248,451
8.00%, 11/01/26		82	89,492

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Internet Software & Services (continued)
Uber Technologies, Inc. (continued)
7.50%, 09/15/27	USD	138	$151,800
6.25%, 01/15/28		265	288,187

			1,935,480

IT Services — 0.7%
Austin BidCo, Inc., 7.13%, 12/15/28(c)		23	24,006
Banff Merger Sub, Inc., 9.75%, 09/01/26(c)		506	546,556
Booz Allen Hamilton, Inc., 3.88%, 09/01/28(c)		101	104,030
Camelot Finance SA, 4.50%, 11/01/26(c)		113	117,944
Dun & Bradstreet Corp.(c)
6.88%, 08/15/26		102	109,650
10.25%, 02/15/27		232	261,580
Fiserv, Inc., 2.25%, 06/01/27		1,385	1,476,059
Gartner, Inc.(c)
4.50%, 07/01/28		83	87,565
3.75%, 10/01/30		96	101,161
Presidio Holdings, Inc., 4.88%, 02/01/27(c)		5	5,304
Rackspace Technology Global, Inc., 5.38%, 12/01/28(c)		136	142,487
Tempo Acquisition LLC/Tempo
Acquisition Finance Corp.(c)
5.75%, 06/01/25		190	201,875
6.75%, 06/01/25		291	300,763
Unisys Corp., 6.88%, 11/01/27(c)		33	36,053

			3,515,033

Leisure Products — 0.0%
Mattel, Inc.
6.75%, 12/31/25(c)		12	12,666
5.88%, 12/15/27(c)		34	37,782
6.20%, 10/01/40		33	38,527
5.45%, 11/01/41		116	127,641

			216,616

Machinery — 0.3%
ATS Automation Tooling Systems, Inc., 4.13%, 12/15/28(c)		35	35,613
Clark Equipment Co., 5.88%, 06/01/25(c)		284	299,620
Colfax Corp., 6.38%, 02/15/26(c)		84	89,670
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(c)(f)		445	483,937
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	121,360
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(c)	USD	57	58,069
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(c)		147	152,880
Vertical US Newco, Inc., 5.25%, 07/15/27(c)		200	212,000

			1,453,149

Media — 2.3%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(c)		46	48,645
Altice Financing SA, 5.00%, 01/15/28(c)		204	209,026
Altice France Holding SA(c)
10.50%, 05/15/27		539	605,027
6.00%, 02/15/28		272	275,400
Cable One, Inc., 4.00%, 11/15/30(c)		77	79,984
CCO Holdings LLC/CCO Holdings Capital Corp.(c)
5.13%, 05/01/27		48	50,937
5.00%, 02/01/28		34	35,955
5.38%, 06/01/29		117	128,261
4.50%, 08/15/30		134	142,207

Security		Par (000)	Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital
Corp.(c) (continued)
4.25%, 02/01/31	USD	286	$301,404
4.50%, 05/01/32		434	463,390
Clear Channel International BV, 6.63%,
08/01/25(c)		200	211,000
Clear Channel Worldwide Holdings, Inc.
9.25%, 02/15/24		363	367,537
5.13%, 08/15/27(c)		659	665,590
Connect Finco Sarl/Connect US Finco LLC,
6.75%, 10/01/26(c)		738	794,974
CSC Holdings LLC
5.25%, 06/01/24		344	372,346
4.63%, 12/01/30(c)		223	232,756
3.38%, 02/15/31(c)		405	397,406
DISH DBS Corp.
5.88%, 07/15/22		689	720,005
7.75%, 07/01/26		219	245,282
GCI LLC, 4.75%, 10/15/28(c)		29	30,930
Hughes Satellite Systems Corp., 5.25%, 08/01/26		20	22,075
Lamar Media Corp., 4.00%, 02/15/30		57	59,138
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(c)		200	215,250
Liberty Broadband Corp., 2.75%, 09/30/50(c)(h)		481	514,556
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(c)(f)		205	198,850
Lions Gate Capital Holdings LLC(c)
6.38%, 02/01/24		26	26,650
5.88%, 11/01/24		21	21,315
Live Nation Entertainment, Inc.(c)
4.88%, 11/01/24		9	9,113
6.50%, 05/15/27		329	367,993
4.75%, 10/15/27		30	30,748
3.75%, 01/15/28(i)		61	61,634
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(c)		36	36,630
Qualitytech LP/QTS Finance Corp., 3.88%, 10/01/28(c)		95	96,900
Radiate Holdco LLC/Radiate Finance, Inc.(c)
4.50%, 09/15/26		714	736,312
6.50%, 09/15/28		1,096	1,154,910
Scripps Escrow II, Inc.(c)
3.88%, 01/15/29		31	32,217
5.38%, 01/15/31		55	57,338
SES SA, (5 year EUR Swap + 5.40%), 5.63%(e)	EUR	100	134,031
Sinclair Television Group, Inc., 4.13%, 12/01/30(c)	USD	216	221,018
Sirius XM Radio, Inc.(c)
5.50%, 07/01/29		60	66,019
4.13%, 07/01/30		57	60,669
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(c)		131	135,585
Terrier Media Buyer, Inc., 8.88%, 12/15/27(c)		112	123,480
Townsquare Media, Inc., 6.88%, 02/01/26(c)(i)		25	26,183
Univision Communications, Inc.(c)
5.13%, 02/15/25		107	107,802
6.63%, 06/01/27		347	372,695
Virgin Media Secured Finance PLC, 4.50%, 08/15/30(c)		200	209,000
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(c)		242	251,680
WMG Acquisition Corp.(c) 3.88%, 07/15/30		15	15,942

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
WMG Acquisition Corp.(c) (continued)
3.00%, 02/15/31	USD	19	$18,620
Ziggo Bond Co. BV, 5.13%, 02/28/30(c)		200	211,060
Ziggo BV, 5.50%, 01/15/27(c)		169	176,394

			12,149,869

Metals & Mining — 0.6%
Allegheny Technologies, Inc., 7.88%, 08/15/23		20	21,887
Arconic Corp.(c)
6.00%, 05/15/25		13	13,878
6.13%, 02/15/28		106	114,281
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(c)		293	316,440
Constellium SE(c)
6.63%, 03/01/25		300	306,375
5.88%, 02/15/26		321	330,630
Freeport-McMoRan, Inc.
4.38%, 08/01/28		92	97,750
4.63%, 08/01/30		168	184,380
5.45%, 03/15/43		551	685,995
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(c)		96	97,440
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(c)		57	64,552
Kaiser Aluminum Corp., 4.63%, 03/01/28(c)		75	77,812
New Gold, Inc., 7.50%, 07/15/27(c)		158	174,590
Novelis Corp., 4.75%, 01/30/30(c)		385	414,786
thyssenkrupp AG, 2.88%, 02/22/24	EUR	64	78,596
United States Steel Corp., 12.00%, 06/01/25(c)	USD	173	199,815

			3,179,207

Multi-line Retail(c) — 0.1%
Macy’s, Inc., 8.38%, 06/15/25		176	195,448
Nordstrom, Inc., 8.75%, 05/15/25		75	84,004

			279,452

Oil, Gas & Consumable Fuels — 3.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 7.88%, 05/15/26(c)		101	104,291
Antero Resources Corp., 8.38%, 07/15/26(c)(i)		17	17,352
Apache Corp.
4.88%, 11/15/27		68	72,080
5.10%, 09/01/40		59	62,909
5.25%, 02/01/42		10	10,778
4.75%, 04/15/43		103	106,797
4.25%, 01/15/44		46	45,385
5.35%, 07/01/49		23	23,599
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(c)
9.00%, 11/01/27		212	235,320
8.25%, 12/31/28		37	36,908
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(c)		54	57,510
Brand Industrial Services, Inc., 8.50%, 07/15/25(c)		314	320,672
Buckeye Partners LP
4.13%, 03/01/25(c)		5	5,063
3.95%, 12/01/26		34	34,442
4.50%, 03/01/28(c)		61	62,830
5.85%, 11/15/43		16	15,743
5.60%, 10/15/44		6	5,768
Cenovus Energy, Inc.
3.00%, 08/15/22		26	26,567
3.80%, 09/15/23		15	15,581

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Cenovus Energy, Inc. (continued)
5.38%, 07/15/25	USD	94	$105,980
5.40%, 06/15/47		35	41,087
Cheniere Energy Partners LP
5.63%, 10/01/26		151	157,040
4.50%, 10/01/29		133	140,685
5.25%, 10/01/25		12	12,315
Cheniere Energy, Inc., 4.63%, 10/15/28(c)		414	434,700
CITGO Petroleum Corp., 7.00%, 06/15/25(c)		90	89,775
CNX Resources Corp.(c)
7.25%, 03/14/27		73	78,110
6.00%, 01/15/29		84	86,057
Comstock Resources, Inc.
7.50%, 05/15/25(c)		278	284,836
9.75%, 08/15/26		131	141,135
Continental Resources, Inc.
5.75%, 01/15/31(c)		79	87,688
4.90%, 06/01/44		124	122,637
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(c)		194	192,060
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)		677	691,373
CVR Energy, Inc.(c)
5.25%, 02/15/25		105	101,325
5.75%, 02/15/28		54	51,165
DCP Midstream Operating LP
5.38%, 07/15/25		22	24,174
5.63%, 07/15/27		65	72,150
5.13%, 05/15/29		118	130,876
6.45%, 11/03/36(c)		250	270,000
6.75%, 09/15/37(c)		21	22,680
Diamondback Energy, Inc.
4.75%, 05/31/25		60	67,547
3.50%, 12/01/29		84	89,739
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp., 7.75%, 12/15/25(c)		78	82,710
eG Global Finance PLC
6.75%, 02/07/25(c)		200	206,000
6.25%, 10/30/25	EUR	142	178,140
8.50%, 10/30/25(c)	USD	244	260,235
Endeavor Energy Resources LP/EER Finance, Inc.(c)
6.63%, 07/15/25		73	78,110
5.50%, 01/30/26		421	432,009
5.75%, 01/30/28		320	345,184
Energy Transfer Operating LP
6.13%, 12/15/45		92	108,679
5.00%, 05/15/50		11	11,912
EnLink Midstream LLC, 5.63%, 01/15/28(c)		56	57,131
EnLink Midstream Partners LP
4.40%, 04/01/24		136	134,201
4.85%, 07/15/26		39	38,077
5.60%, 04/01/44		249	199,822
5.05%, 04/01/45		20	15,938
EQM Midstream Partners LP
6.00%, 07/01/25(c)		88	96,360
4.13%, 12/01/26		17	17,128
6.50%, 07/01/27(c)		117	131,746
EQT Corp.
3.90%, 10/01/27		120	119,214
5.00%, 01/15/29		44	46,390

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp. (continued)
8.75%, 02/01/30	USD	27	$33,075
Extraction Oil & Gas, Inc.(a)(c)(d)
7.38%, 05/15/24		383	68,940
5.63%, 02/01/26		133	23,940
Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 01/15/27		68	67,334
Harvest Midstream I LP, 7.50%, 09/01/28(c)		94	99,992
Indigo Natural Resources LLC, 6.88%, 02/15/26(c)		42	42,945
MasTec, Inc., 4.50%, 08/15/28(c)		66	69,300
Matador Resources Co., 5.88%, 09/15/26		121	118,580
MEG Energy Corp.(c)
7.00%, 03/31/24		63	63,630
6.50%, 01/15/25		91	93,735
7.13%, 02/01/27		79	81,567
Murphy Oil Corp., 5.75%, 08/15/25		55	54,450
Murphy Oil USA, Inc., 4.75%, 09/15/29		109	115,949
Neptune Energy Bondco PLC, 6.63%, 05/15/25(c)		200	197,854
New Enterprise Stone & Lime Co. Inc., 9.75%, 07/15/28(c)		26	28,470
New Fortress Energy, Inc., 6.75%, 09/15/25(c)		353	374,950
NGPL PipeCo LLC, 7.77%, 12/15/37(c)		186	251,468
NuStar Logistics LP
5.75%, 10/01/25		41	43,665
6.00%, 06/01/26		124	134,107
6.38%, 10/01/30		2	2,266
Occidental Petroleum Corp.
2.70%, 08/15/22		123	123,154
2.70%, 02/15/23		87	86,917
6.95%, 07/01/24		19	20,520
2.90%, 08/15/24		89	85,662
5.50%, 12/01/25		45	46,917
3.40%, 04/15/26		21	20,022
3.20%, 08/15/26		5	4,675
3.00%, 02/15/27		2	1,780
8.88%, 07/15/30		2	2,348
6.13%, 01/01/31		77	82,405
4.30%, 08/15/39		174	147,120
6.20%, 03/15/40		284	281,160
4.50%, 07/15/44		72	61,020
4.63%, 06/15/45		199	173,454
6.60%, 03/15/46		7	7,103
4.40%, 04/15/46		114	99,347
4.10%, 02/15/47		17	13,897
4.20%, 03/15/48		69	56,235
4.40%, 08/15/49		35	29,498
Ovintiv Exploration, Inc., 5.75%, 01/30/22		28	29,082
Parsley Energy LLC/Parsley Finance Corp.,
5.63%, 10/15/27(c)		477	522,076
PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
05/15/25(c)		362	356,896
PDC Energy, Inc.
6.13%, 09/15/24		187	192,163
6.25%, 12/01/25		29	28,638
5.75%, 05/15/26		48	49,560
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29		13	13,605
4.30%, 01/31/43		7	6,887

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Plains All American Pipeline LP/PAA Finance Corp. (continued)
4.90%, 02/15/45	USD	21	$22,287
QEP Resources, Inc.
5.38%, 10/01/22		677	704,926
5.25%, 05/01/23		150	157,875
5.63%, 03/01/26		25	27,414
Range Resources Corp.
5.88%, 07/01/22		69	69,000
5.00%, 08/15/22		103	101,970
5.00%, 03/15/23		46	44,850
4.88%, 05/15/25		39	36,839
Rattler Midstream LP, 5.63%, 07/15/25(c)		79	83,444
Sabine Pass Liquefaction LLC, 4.50%,
05/15/30(c)		144	170,680
SM Energy Co.
6.13%, 11/15/22		11	10,615
10.00%, 01/15/25(c)		225	241,875
Southwestern Energy Co.
4.10%, 03/15/22		158	158,790
7.50%, 04/01/26		36	37,764
8.38%, 09/15/28		31	33,635
Sunoco Logistics Partners Operations LP
5.30%, 04/01/44		153	165,336
5.35%, 05/15/45		41	45,166
5.40%, 10/01/47		133	148,605
Sunoco LP/Sunoco Finance Corp.
5.50%, 02/15/26		8	8,200
5.88%, 03/15/28		151	163,080
4.50%, 05/15/29(c)		56	58,240
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(c)
5.50%, 09/15/24		6	6,105
7.50%, 10/01/25		44	47,502
6.00%, 12/31/30		50	51,452
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.13%, 02/01/25		75	76,875
5.38%, 02/01/27		17	17,856
5.50%, 03/01/30		255	276,853
4.88%, 02/01/31(c)		97	105,690
Transocean, Inc., 11.50%, 01/30/27(c)		167	119,405
Viper Energy Partners LP, 5.38%, 11/01/27(c)		117	122,265
Western Midstream Operating LP
4.75%, 08/15/28		95	98,800
5.30%, 03/01/48		54	53,512
5.50%, 08/15/48		6	5,890
6.25%, 02/01/50		120	132,000
WPX Energy, Inc.
8.25%, 08/01/23		261	297,049
5.25%, 09/15/24		6	6,536
5.75%, 06/01/26		28	29,435
5.25%, 10/15/27		78	82,650
5.88%, 06/15/28		66	71,942
4.50%, 01/15/30		59	62,540

			15,977,021

Personal Products — 0.0%
Edgewell Personal Care Co., 5.50%, 06/01/28(c)		41	44,063

Pharmaceuticals — 0.4%
Bausch Health Americas, Inc., 8.50%, 01/31/27(c)		101	112,329

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Bausch Health Cos., Inc.(c)
9.00%, 12/15/25	USD	255	$281,507
7.00%, 01/15/28		185	203,352
5.00%, 02/15/29		167	171,709
6.25%, 02/15/29		168	182,490
5.25%, 01/30/30		84	88,200
5.25%, 02/15/31		94	98,204
Elanco Animal Health, Inc., 5.90%, 08/28/28		57	67,260
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(c)
9.50%, 07/31/27		184	205,390
6.00%, 06/30/28		91	77,350
Jaguar Holding Co. II/PPD Development LP(c)
4.63%, 06/15/25		122	128,663
5.00%, 06/15/28		178	190,015
P&L Development LLC/PLD Finance Corp.,
7.75%, 11/15/25(c)		46	49,450
Par Pharmaceutical, Inc., 7.50%, 04/01/27(c)		254	275,590

			2,131,509

Real Estate Management & Development — 0.3%
Consus Real Estate AG, 9.63%, 05/15/24	EUR	100	130,990
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28(c)	USD	842	928,305
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)		24	24,456
Howard Hughes Corp., 5.38%, 08/01/28(c)		45	48,398
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25(c)		171	185,658
Unique Pub Finance Co. PLC
Series A4, 5.66%, 06/30/27	GBP	46	64,700
Series N, 6.46%, 03/30/32		100	133,073

			1,515,580

Semiconductors & Semiconductor Equipment — 0.4%
ams AG, 2.13%, 11/03/27	EUR	100	122,014
Broadcom, Inc.
4.70%, 04/15/25	USD	910	1,042,831
3.15%, 11/15/25		514	561,263
ON Semiconductor Corp., 3.88%, 09/01/28(c)		106	109,710
Qorvo, Inc., 3.38%, 04/01/31(c)		7	7,227
Sensata Technologies, Inc., 3.75%, 02/15/31(c)		71	73,597

			1,916,642

Software(c) — 0.7%
ANGI Group LLC, 3.88%, 08/15/28		84	85,470
Black Knight InfoServ LLC, 3.63%, 09/01/28		122	124,898
Boxer Parent Co., Inc.
7.13%, 10/02/25		124	134,595
9.13%, 03/01/26		215	231,125
BY Crown Parent LLC, 7.38%, 10/15/24		602	612,535
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26		461	472,525
CDK Global, Inc., 5.25%, 05/15/29		28	31,022
Open Text Corp., 3.88%, 02/15/28		82	85,280
Open Text Holdings, Inc., 4.13%, 02/15/30		9	9,574
PTC, Inc., 4.00%, 02/15/28		80	83,850
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24		1,315	1,362,669

Security		Par (000)	Value

Software (continued)
SS&C Technologies, Inc., 5.50%, 09/30/27	USD	236	$252,053
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25		493	505,941

			3,991,537

Specialty Retail(c) — 0.1%
Gap, Inc., 8.88%, 05/15/27		105	121,800
L Brands, Inc.
6.88%, 07/01/25		133	144,409
6.63%, 10/01/30		46	51,175
PetSmart, Inc.
7.13%, 03/15/23		135	135,000
5.88%, 06/01/25		98	100,695

			553,079

Technology Hardware, Storage & Peripherals — 0.0%
Seagate HDD Cayman, 4.13%, 01/15/31(c)		30	31,987

Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc., 5.38%, 05/15/25(c)		30	31,740
Levi Strauss & Co., 5.00%, 05/01/25		33	33,825
William Carter Co., 5.50%, 05/15/25(c)		11	11,682
Wolverine World Wide, Inc., 6.38%, 05/15/25(c)		24	25,560

			102,807

Thrifts & Mortgage Finance — 0.1%
Genworth Mortgage Holdings, Inc., 6.50%,
08/15/25(c)		184	199,180
LD Holdings Group LLC, 6.50%, 11/01/25(c)		16	16,840
MGIC Investment Corp., 5.25%, 08/15/28		47	50,290
Nationstar Mortgage Holdings, Inc.(c)
6.00%, 01/15/27		78	82,777
5.50%, 08/15/28		81	85,050
5.13%, 12/15/30		45	47,035

			481,172

Utilities — 0.0%
Vistra Operations Co. LLC, 5.63%, 02/15/27(c)		99	105,300

Wireless Telecommunication Services — 0.6%
Altice France SA(c)
7.38%, 05/01/26		391	411,528
8.13%, 02/01/27		334	368,238
GLP Capital LP/GLP Financing II, Inc.
5.30%, 01/15/29		25	28,924
4.00%, 01/15/31		386	421,211
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(c)		57	61,032
SBA Communications Corp., 3.88%, 02/15/27		586	615,300
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC
6.00%, 04/15/23(c)		35	35,700
8.25%, 10/15/23		171	172,283
VICI Properties LP/VICI Note Co., Inc.(c)
4.25%, 12/01/26		496	514,426
4.63%, 12/01/29		321	343,470

			2,972,112

Total Corporate Bonds — 22.9%
(Cost: $125,482,350)			123,096,188

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Floating Rate Loan Interests(e)

Aerospace & Defense — 2.0%
Bleriot US Bidco, Inc.
Delayed Draw Term Loan, (3 mo. LIBOR + 4.75%), 5.00%, 10/31/26	USD	111	$110,915
Term Loan B, (3 mo. LIBOR + 4.75%), 5.00%, 10/31/26		713	709,858
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.75%, 04/06/26		1,805	1,714,190
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.75%, 04/06/26		3,356	3,188,393
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 5.65%, 04/09/26		780	624,096
Spirit Aerosystems, Inc., 2020 Term Loan B, (1 mo. LIBOR + 5.25%, 0.75% Floor), 6.00%, 01/15/25		893	899,698
Trandigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.40%, 12/09/25		3,559	3,483,007

			10,730,157

Air Freight & Logistics — 0.6%
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		3,634	3,477,579

Airlines — 1.3%
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.90%, 01/29/27		455	389,022
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.16%, 12/14/23		2,255	2,020,775
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 2.15%, 04/28/23		1,587	1,426,534
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/17/24		670	687,515
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		2,112	2,195,171

			6,719,017

Auto Components — 2.3%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 04/30/26		5,507	5,477,799
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.25%, 05/16/24		4,393	4,326,290
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.25%, 12/02/26		251	249,688
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 02/05/26		2,325	2,289,424

			12,343,201

Automobiles — 0.5%
Mavis Tire Express Services Corp.
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.50%, 03/20/25		1,312	1,286,066
2020 Add-On Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 03/20/25		1,191	1,193,978

			2,480,044

Security		Par (000)		Value

Building Materials — 0.6%
Allied Universal Holdco LLC, 2019 Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 07/12/26	USD	2,086		$2,074,907
CHI Overhead Doors, Inc., Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/31/25		162		162,796
CP Atlas Buyer, Inc.
2020 Delayed Draw Term Loan B2, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27		266		266,333
2020 Term Loan B1, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27		798		798,997

				3,303,033

Building Products — 1.3%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/05/24		1,528		1,526,233
LSF10 XL Bidco SCA, EUR Term Loan B3, (EURIBOR + 4.00%), 4.00%, 10/12/26	EUR	1,000		1,210,008
MI Windows and Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27	USD	474		474,593
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/19/23		3,752		3,754,384

				6,965,218

Capital Markets — 1.7%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27		5,519		5,519,997
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/12/27		1,265		1,262,634
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 06/27/25		—	(j)	250
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 04/12/24		533		526,046
GT Polaris, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 09/24/27		733		735,179
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.19%, 06/03/26		1,311		1,299,591

				9,343,697

Chemicals — 4.2%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24		2,736		2,723,809
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		2,959		2,965,967
Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 2.00%, 06/01/24		1,264		1,252,748
Chemours Co., 2018 USD Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 04/03/25		743		727,634
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		1,350		1,315,316
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 11/07/24		1,269		1,259,558

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Chemicals (continued)
Illuminate Buyer LLC, Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 06/30/27	USD	2,887	$2,885,814
Invictus US LLC
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/28/25		679	665,702
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.90%, 03/30/26		973	925,058
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.75%, 03/02/26		3,294	3,266,118
Minerals Technologies, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/14/24(b)		378	376,511
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/15/24		1,327	1,307,338
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.75%, 10/14/24		2,405	2,372,329
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 10/01/25		425	420,341

			22,464,243

Commercial Services & Supplies — 3.8%
Asurion LLC
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 6.65%, 08/04/25		1,728	1,738,343
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 3.15%, 11/03/23		1,265	1,252,342
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.15%, 11/03/24		926	917,354
2020 Term Loan B8, 12/23/26(k)		704	695,973
Creative Artists Agency LLC
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 11/26/26		742	732,488
2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/26/26		1,728	1,704,971
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/12/25		2,708	2,682,821
Diamond (BC) BV, USD Term Loan, (3 mo. LIBOR + 3.00%), 3.21%, 09/06/24		1,710	1,682,823
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		477	468,231
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 11/03/23		506	446,154
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.44%, 09/19/26(b)		1,286	1,263,853
Prime Security Services Borrower LLC, 2019 Term Loan B1, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/23/26		1,506	1,509,343
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.65%, 08/27/25		2,911	2,905,342
West Corp.
2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/10/24		1,020	986,405
2018 Term Loan B1, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/10/24		1,404	1,350,480

			20,336,923

Security		Par (000)	Value

Communications Equipment — 0.2%
Avantor, Inc., USD Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/21/24	USD	907	$906,528

Construction & Engineering — 1.3%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		3,183	3,458,252
Pike Corp., 2020 Term Loan B, (1 mo. LIBOR + 3.97%), 4.12%, 07/24/26		463	461,539
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 04/12/25		523	521,625
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 05/23/25		2,602	2,557,401

			6,998,817

Construction Materials — 1.8%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/01/24		4,805	4,776,977
Filtration Group Corp.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/29/25		2,145	2,120,065
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/29/25		1,281	1,281,422
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23		1,024	1,023,983
Potters Industries LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/09/27(b)		715	715,000

			9,917,447

Consumer Discretionary(k) — 0.3%
Zaxby’s Operating Company LLC
1st Lien Term Loan, 12/10/27		1,236	1,236,000
2nd Lien Term Loan, 12/08/28(b)		563	568,630

			1,804,630

Containers & Packaging — 1.8%
Berry Global, Inc.
Term Loan W, (1 mo. LIBOR + 2.00%), 2.15%, 10/01/22		2,893	2,888,133
Term Loan Y, (1 mo. LIBOR + 2.00%), 2.15%, 07/01/26		1,292	1,284,353
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 3.48%, 04/03/24		2,254	2,172,002
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/29/23		1,943	1,929,902
Pregis TopCo Corp.
1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 08/01/26		551	548,668
2020 Incremental Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 08/01/26(b)		257	255,073
Tosca Services LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 08/18/27		735	737,146

			9,815,277

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Distributors — 1.2%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.15%, 01/15/27	USD	2,694	$2,665,884
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 9.50%, 1.00% Floor), 10.50%, 05/30/24		990	951,012
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24(b)		3,287	2,563,813

			6,180,709

Diversified Consumer Services — 3.2%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 02/01/27		639	636,395
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		1,195	1,187,591
Ascend Learning, LLC, 2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/12/24		990	991,172
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		3,071	3,078,945
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%, 0.75% Floor), 2.50%, 11/07/23		1,767	1,747,768
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 07/11/25		3,011	2,912,178
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 12/22/25		1,406	1,423,501
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (1 mo. LIBOR + 2.25%), 2.41%, 05/15/24		1,121	1,105,968
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/28/27		680	680,000
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (1 mo. LIBOR + 7.50%), 8.50%, 08/10/23		421	425,490
2020 Super Priority Second Out Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/10/23		862	774,683
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 07/13/23		2,425	2,418,821

			17,382,512

Diversified Financial Services — 4.9%
Advisor Group, Inc., 2019 Term Loan B, (1 mo. LIBOR + 5.00%), 5.15%, 08/01/26		952	941,758
Alchemy Copyrights LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 08/16/27(b)		761	762,995
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 04/04/24		5,002	4,940,260

Security		Par (000)	Value

Diversified Financial Services (continued)
Allsup’s Convenience Stores, Inc., Term Loan,
(1 mo. LIBOR + 6.25%), 6.40%, 11/18/24	USD	667	$668,061
Applecaramel Buyer LLC, Term Loan B, (6 mo. LIBOR + 4.00%), 4.50%, 10/19/27		1,111	1,109,611
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (6 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/01/28		595	598,719
2020 Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 09/30/27		3,270	3,266,599
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.25%, 02/07/25		1,161	1,145,797
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		1,342	1,271,370
LBM Acquisition LLC(k)
Delayed Draw Term Loan, 12/09/27		189	188,491
Term Loan B, 12/17/27		849	848,209
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27		680	681,476
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		2,258	2,254,229
SMG US Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 2.71%, 01/23/25		1,735	1,628,941
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.50%, 07/30/25		557	529,544
Therma Intermediate LLC, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/10/27		625	622,834
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/28/27		3,069	3,050,176
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.66%, 04/30/28		1,876	1,862,512

			26,371,582

Diversified Telecommunication Services — 2.8%
Cablevision Lightpath LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 09/29/27		510	508,567
Consolidated Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/02/27		995	998,671
Frontier Communications Corp., 2020 DIP Exit Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/08/21		1,369	1,373,285
GCI LLC, 2020 Term Loan B, 10/15/25(k)		1,099	1,093,408
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/16/24		2,340	2,338,598
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		455	460,688
2020 DIP Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/13/22		158	160,467
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 11/04/26		1,545	1,551,331

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 03/01/27	USD	1,676	$1,646,672
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24		2,334	2,325,613
Northwest Fiber LLC, Term Loan B, (1 mo. LIBOR + 5.50%), 5.65%, 04/30/27		842	843,083
Virgin Media SFA Finance Ltd., GBP Term Loan L, (LIBOR - GBP + 3.25%), 3.28%, 01/15/27	GBP	1,400	1,867,041

			15,167,424

Electric Utilities — 0.2%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 12/15/27	USD	1,203	1,201,195

Electrical Equipment — 0.7%
Gates Global LLC, 2017 USD Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/01/24		3,513	3,500,207

Electronic Equipment, Instruments & Components — 0.2%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/12/25		984	982,120

Energy Equipment & Services — 0.0%
Dell International LLC, 2019 Term Loan B, (1 mo. LIBOR + 2.00%, 0.75% Floor), 2.75%, 09/19/25		169	169,288

Entertainment — 0.3%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%, 0.75% Floor), 7.00%, 11/12/25(b)		1,759	1,767,795

Environmental, Maintenance, & Security Service — 0.8%
Asplundh Tree Expert LLC, Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 09/07/27		1,771	1,773,891
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27		2,272	2,280,797

			4,054,688

Equity Real Estate Investment Trusts (REITs) — 0.7%
VICI Properties LLC, Replacement Term Loan B, (1 mo. LIBOR + 1.75%), 1.89%, 12/20/24		3,938	3,868,495

Food & Staples Retailing — 1.2%
Hearthside Food Solutions LLC
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 05/23/25		1,031	1,014,204
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.83%, 05/23/25		1,401	1,375,213
2020 Incremental Term Loan B3, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 05/23/25		179	179,248

Security		Par (000)	Value

Food & Staples Retailing (continued)
US Foods, Inc.
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 06/27/23	USD	3,010	$2,961,349
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 09/13/26		747	733,459

			6,263,473

Food Products — 2.9%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 10/01/25		1,111	1,106,691
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.65%, 10/10/26		415	413,579
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/23/27		2,767	2,757,380
Froneri International Ltd.
2020 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 5.90%, 01/29/28(b)		374	376,201
2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.40%, 01/29/27		4,333	4,285,663
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 05/01/26		598	592,464
Pathway Vet Alliance LLC
2020 Delayed Draw Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 03/31/27		39	38,930
2020 Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 03/31/27		477	476,609
Reynolds Group Holdings, Inc.
2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 02/05/23		2,364	2,352,238
2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 02/05/26		1,703	1,688,099
Shearer’s Foods, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 09/23/27		849	848,609
Sovos Brands Intermediate, Inc., 2018 Term Loan, (3 mo. LIBOR + 4.75%), 4.96%, 11/20/25(b)		669	670,129

			15,606,592

Health Care Equipment & Supplies — 1.3%
Avantor Funding, Inc., 2020 Incremental Term Loan B4, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 11/06/27		1,843	1,844,161
Ortho-Clinical Diagnostics SA
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 06/30/25		3,821	3,761,874
EUR Term Loan B, (3 mo. LIBOR + 3.50%), 3.50%, 06/30/25	EUR	993	1,192,482

			6,798,517

Health Care Providers & Services — 4.3%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25	USD	830	832,350
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 06/07/23		2,178	2,162,110

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Providers & Services (continued)
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27	USD	1,115	$1,116,261
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 10/10/25		1,727	1,435,439
EyeCare Partners LLC
2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.25%), 8.40%, 02/18/28(b)		1,460	1,328,600
2020 Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/18/27		376	365,346
2020 Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/18/27		1,599	1,554,025
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.75%, 03/05/26		874	813,839
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		2,479	2,461,727
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 08/06/26		2,646	2,640,766
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		1,017	1,010,895
Precision Medicine Group LLC, Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 11/18/27(b)		1,741	1,740,978
Sotera Health Holdings LLC, 2019 Term Loan, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		5,913	5,930,587

			23,392,923

Health Care Services — 1.0%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 3.71%, 07/25/26		2,412	2,378,630
Unified Physician Management LLC, 2020 Term Loan, 12/16/27(b)(k)		1,267	1,257,497
WP CityMD Bidco LLC, 2019 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 08/13/26		1,891	1,887,683

			5,523,810

Health Care Technology — 1.4%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		3,205	3,186,962
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR
+ 2.75%), 2.90%, 10/10/25		2,567	2,546,468
Press Ganey Holdings, Inc., 2020 Incremental Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 07/25/26		1,698	1,693,755
Quintiles IMS, Inc., 2017 USD Term Loan B1, (1 mo. LIBOR + 1.75%), 1.90%, 03/07/24		279	277,385

			7,704,570

Hotels, Restaurants & Leisure — 7.3%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 11/19/26		3,265	3,215,213
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 02/02/26		496	466,955
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		885	886,218

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 1.96%, 10/19/24	USD	1,085	$1,073,984
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.35%, 09/15/23		1,087	1,076,174
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 12/23/24		2,901	2,842,844
2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.65%, 07/20/25		3,541	3,542,273
CCM Merger, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/04/25		1,371	1,366,997
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		3,653	3,261,658
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.15%, 11/30/23		903	895,267
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		1,878	1,808,576
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(b)		201	227,378
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 08/25/25		532	534,326
IRB Holding Corp.
2020 Fourth Amendment Incremental Term Loan, 11/12/27(k)		4,045	4,046,254
2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		1,996	1,976,653
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.91%, 04/03/25		872	864,274
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		683	625,291
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/10/24		1,642	1,649,557
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.90%, 08/14/24		1,144	1,115,650
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.75%, 07/10/25		1,015	1,018,189
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 2.50%, 02/08/27		1,994	1,961,105
Travelport Finance (Luxembourg) Sarl
(3 mo. LIBOR + 7.00%, 1.00% Floor), 9.00%, 02/28/25		1,470	1,447,303
2019 Term Loan, (3 mo. LIBOR + 5.00%), 5.25%, 05/29/26		2,619	1,767,405
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.97%, 08/02/26		1,879	1,860,387

			39,529,931

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables — 0.2%
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 10/30/27	USD	1,061	$1,061,531

Independent Power and Renewable Electricity Producers — 0.7%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 01/15/25		669	659,401
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.15%, 08/12/26		1,061	1,046,002
Term Loan B9, (1 mo. LIBOR + 2.25%), 2.40%, 04/06/26		1,923	1,900,820

			3,606,223

Industrial Conglomerates — 2.8%
AVSC Holding Corp.
(3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/03/25		4,406	3,742,778
(6 mo. LIBOR + 15.00%), 15.26%, 10/15/26		1,273	1,457,011
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23(b)		1,426	1,433,583
Vertical US Newco, Inc., USD Term Loan B, (6 mo. LIBOR + 4.25%), 4.57%, 07/30/27		1,708	1,713,509
Vertiv Group Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 03/02/27		6,934	6,885,382

			15,232,263

Insurance — 3.6%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/09/25		2,440	2,399,589
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/09/25		1,190	1,168,709
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 01/25/24		2,559	2,553,874
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/13/27		603	602,827
AssuredPartners, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 02/13/27		1,558	1,533,395
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 3.00%, 04/25/25		2,809	2,755,342
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/25/25		1,420	1,422,078
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 09/01/27		1,463	1,457,845
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 12/31/25		1,742	1,712,318
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.15%, 09/03/26		2,078	2,068,476
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		1,497	1,506,718

			19,181,171

Interactive Media & Services — 1.6%
Adevinta ASA, USD Term Loan B, 10/13/27(k)		2,218	2,214,629

Security		Par (000)	Value

Interactive Media & Services (continued)
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26	USD	3,763	$3,759,463
Go Daddy Operating Co. LLC, 2020 Term Loan B3, (1 mo. LIBOR + 2.50%), 2.65%, 08/10/27		1,721	1,726,376
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24		869	863,912

			8,564,380

Internet & Direct Marketing Retail — 0.5%
CNT Holdings I Corp., 2020 Term Loan, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27		2,428	2,423,824

IT Services — 6.3%
Ancestry.com, Inc., 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 12/06/27		2,134	2,135,067
Aruba Investments, Inc.
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%, 0.75% Floor), 8.50%, 11/24/28		1,275	1,275,000
2020 USD Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/24/27		690	689,137
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 10/31/26		3,610	3,590,595
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27		4,253	4,256,987
GreenSky Holdings LLC, 2020 Term Loan B2, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 03/29/25(b)		1,379	1,351,488
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 7.48%, 08/01/25		1,121	701,623
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 02/12/27		2,838	2,700,320
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		333	332,213
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28(b)		3,730	3,692,700
Trans Union LLC, 2019 Term Loan B5, (1 mo.
LIBOR + 1.75%), 1.90%, 11/16/26		3,129	3,114,390
Veritas US, Inc., 2020 USD Term Loan B, (3 mo.
LIBOR + 5.50%, 1.00% Floor), 6.50%,
09/01/25		6,692	6,666,616
Virtusa Corp., Term Loan B, 12/01/27(k)		939	931,957
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 2.40%, 05/15/26		2,217	2,199,862

			33,637,955

Leisure Products — 0.1%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/19/24		782	723,026

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Life Sciences Tools & Services — 0.7%
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27	USD	2,469	$2,441,807
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 10/19/27(b)		1,104	1,113,325

			3,555,132

Machinery — 1.9%
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 08/05/24		1,300	1,283,204
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.90%, 02/28/27		2,527	2,491,359
Terex Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 01/31/24(b)		382	378,370
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 3.27%, 03/28/25		6,054	5,890,460

			10,043,393

Media — 13.1%
Altice Financing SA
2017 USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.91%, 07/15/25		660	644,474
USD 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 01/31/26		1,759	1,717,617
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.24%, 08/14/26		2,831	2,814,739
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.90%, 04/30/25		3,589	3,573,309
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.71%, 08/21/26		5,847	5,617,083
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/12/26		9,129	9,150,481
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 2.41%, 07/17/25		588	578,371
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.66%, 04/15/27		1,976	1,955,389
E.W. Scripps Co., 2020 Term Loan B3, 12/15/27(k)		916	916,000
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		3,858	3,471,211
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 5.15%, 10/15/26		1,488	1,492,032
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.40%, 03/24/25		1,559	1,533,354
Live Nation Entertainment, Inc., Term Loan B4, (1 Week LIBOR + 1.75%), 1.88%, 10/19/26		2,497	2,421,568
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 09/13/24		4,241	4,179,079
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 09/15/24		1,736	1,728,898
Midcontinent Communications, 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 08/15/26		838	833,901

Security		Par (000)	Value

Media (continued)
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (3 mo. LIBOR + 2.75%), 2.90%, 09/19/26	USD	1,544	$1,532,161
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26		2,206	2,206,998
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/17/26		3,008	3,007,479
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(b)		4,338	4,305,590
UFC Holdings LLC, 2019 Term Loan, (6 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 04/29/26		1	694
Virgin Media Bristol LLC
2020 USD Term Loan Q, 01/31/29(k)		2,097	2,093,603
USD Term Loan N, (1 mo. LIBOR + 2.50%), 2.66%, 01/31/28		2,578	2,551,988
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 05/18/25		3,155	2,897,699
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/09/27		9,474	9,402,607

			70,626,325

Metals & Mining — 0.4%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (2 mo. LIBOR + 4.50%), 4.73%, 07/31/25		2,050	2,008,065

Multi-line Retail — 0.2%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 08/04/24		907	900,148
Neiman Marcus Group Ltd. LLC, 2020 Exit Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 09/25/25		114	121,520

			1,021,668

Oil, Gas & Consumable Fuels — 0.6%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%		393	425,914
Chesapeake Energy Corp., 2019 Last Out Term Loan, 9.00%, 06/24/24(a)(d)		315	261,781
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 12/13/25		1,722	1,684,192
EG Group Ltd., 2018 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.25%, 02/07/25		720	710,208
McDermott Technology Americas, Inc.
2020 Make Whole Term Loan, 06/30/24(b)(k)		2	1,218
2020 Take Back Term Loan, 3.00%, 06/30/25		322	208,774

			3,292,087

Paper & Forest Products — 0.7%
Charter NEX US, Inc., 2020 Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/01/27		3,629	3,643,681

Personal Products — 1.1%
Sunshine Luxembourg VII Sarl, USD Term Loan B1, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 09/25/26		5,941	5,952,176

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Pharmaceuticals — 3.2%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.69%, 05/04/25	USD	2,281		$2,219,136
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 05/18/26		2,329		2,326,126
Elanco Animal Health, Inc., Term Loan B, (3 mo. LIBOR + 1.75%), 1.90%, 08/01/27		941		932,032
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.10%, 11/15/27		1,885		1,867,438
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22		3,779		3,775,522
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 06/02/25		6,228		6,200,204

				17,320,458

Professional Services — 1.5%
Dun & Bradstreet Corp.
2020 Add-On Term Loan, 02/06/26(k)		915		914,616
Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/06/26		5,991		5,988,338
STG-Fairway Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 01/31/27		1,447		1,421,412

				8,324,366

Real Estate Management & Development — 0.6%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 04/18/24		1,836		1,807,339
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 08/21/25		1,311		1,285,300
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/08/25		179		175,943

				3,268,582

Road & Rail — 0.4%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 09/25/25		869		863,010
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.71%, 08/04/25(b)		1,401		1,278,430

				2,141,440

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 09/19/26		—	(j)	31

Software — 17.4%
Applied Systems, Inc.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/19/24		3,571		3,566,146
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/19/25		764		767,113
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/25		3,182		3,172,539
2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 10/30/28		771		776,783

Security		Par (000)	Value

Software (continued)
BMC Software Finance, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 10/02/25	USD	2,314	$2,301,551
By Crown Parent LLC, Term Loan B1, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/26		2,007	1,997,306
Cloudera, Inc., Term Loan B, 12/17/27(k)		531	529,673
Cornerstone OnDemand, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.39%, 04/22/27		1,006	1,008,954
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		1,346	1,340,797
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.51%, 05/27/24		337	307,393
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23		1,078	960,603
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		1,886	1,962,628
2020 Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 07/31/27		4,235	4,255,540
Financial & Risk US Holdings, Inc.
2018 EUR Term Loan, (EURIBOR + 3.25%), 3.25%, 10/01/25	EUR	951	1,159,785
2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 10/01/25	USD	9,336	9,316,418
Informatica LLC
2020 USD 2nd Lien Term Loan, (Fixed), 7.13%, 02/25/25		1,914	1,944,145
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/25/27		7,823	7,749,654
McAfee LLC, 2018 USD Term Loan B, (1 mo.
LIBOR + 3.75%), 3.90%, 09/30/24		3,126	3,123,865
MED ParentCo LP, 2020 Incremental Term Loan B, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 08/31/26(b)		770	777,771
Mitchell International, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 11/29/24		2,493	2,444,967
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 12/01/25		1,094	1,055,841
2020 Add-On Term Loan, (1 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 12/01/24		1,835	1,834,482
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		1,307	1,304,007
Omnitracs, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%), 8.15%, 10/01/28		953	938,705
Planview Parent, Inc.(b)(k)
2nd Lien Term Loan, 12/11/28		824	815,760
Delayed Draw Term Loan, 12/17/27		328	327,497
Term Loan, 12/17/27		1,405	1,401,685
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%,
05/30/25		590	578,720
Sabre GLBL, Inc., 2020 Term Loan B, 12/17/27(k)		987	988,234
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 08/01/25		3,331	3,285,244
Solera LLC, USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 03/03/23		3,160	3,132,510

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27	USD	4,577	$4,580,250
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		385	379,450
SS&C Technologies, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		498	490,716
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		1,748	1,726,550
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26		6,113	6,063,512
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 03/04/28		3,674	3,704,422
Ultimate Software Group, Inc.
2020 2nd Lien Incremental Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 05/03/27		1,767	1,813,384
2020 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/03/26		4,577	4,596,804
Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 05/03/26		5,158	5,149,691

			93,631,095

Specialty Retail — 2.3%
Belron Finance US LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 2.46%, 11/13/25		2,008	2,003,000
2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.46%, 10/30/26		1,151	1,148,492
USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.46%, 11/07/24		1,443	1,438,901
MED ParentCo LP
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 4.25%), 4.39%, 08/31/26		376	369,619
1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.40%, 08/31/26		1,500	1,473,944
PetSmart, Inc., Consenting Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/11/22		2,934	2,926,199
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		2,001	1,964,257
WOOF Holdings, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/16/27		491	489,979
2nd Lien Term Loan, 12/11/28(k)		495	496,237

			12,310,628

Technology Hardware, Storage & Peripherals — 0.4%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.15%, 07/23/26		1,612	1,370,743
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 04/29/23		841	838,575

			2,209,318

Security		Par (000)	Value

Thrifts & Mortgage Finance — 0.5%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 05/23/25	USD	2,938	$2,928,635

Wireless Telecommunication Services — 1.2%
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 04/11/25		3,370	3,328,577
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.90%, 06/10/27		3,200	3,201,329

			6,529,906

Total Floating Rate Loan Interests — 120.1% (Cost: $646,756,787)			646,309,001

		Shares

Investment Companies

Equity Funds — 0.1%
SPDR S&P Oil & Gas Exploration & Production ETF		4,875	285,188

Fixed Income Funds — 2.2%
Invesco Senior Loan ETF		45,000	1,002,600
iShares iBoxx $ High Yield Corporate Bond ETF(l)		62,000	5,412,600
iShares iBoxx $ Investment Grade Corporate Bond ETF(l)		39,000	5,387,070

			11,802,270

Total Investment Companies — 2.3% (Cost: $11,521,724)			12,087,458

		Benefical Interest (000)

Other Interests(m)

IT Services(a)(b) — 0.0%
Millennium Corp.	USD	1,156	—
Millennium Lender Claims		1,084	—

Total Other Interests — 0.0% (Cost: $ — )			—

		Par (000)
Preferred Securities

Capital Trusts — 1.1%(e)

Automobiles — 0.0%
General Motors Financial Co., Inc., Series C, 5.70%(g)	USD	50	55,125

Banks — 0.1%
Bankia SA, 6.38%	EUR	200	261,739
Wells Fargo & Co., Series U, 5.88%(g)	USD	475	538,531

			800,270

Diversified Financial Services(g) — 0.9%
Bank of America Corp.
Series AA, 6.10%		657	744,414
Series DD, 6.30%		55	64,212

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Diversified Financial Services (continued)
Bank of America Corp. (continued)
Series X, 6.25%	USD	350	$388,347
Series Z, 6.50%		232	265,060
BNP Paribas SA, 4.50%(c)		200	202,106
Citigroup, Inc., Series Q, 4.32%		161	160,195
HSBC Holdings PLC, 6.00%		600	653,250
JPMorgan Chase & Co.
Series FF, 5.00%		765	804,803
Series HH, 4.60%		166	171,395
Series I, 3.68%		107	106,781
Series V, 3.56%		799	784,970
Morgan Stanley, Series H, 3.85%		403	400,098
Natwest Group PLC, 8.63%		246	255,326

			5,000,957

Utilities — 0.1%
Electricite de France SA, 3.38%	EUR	200	265,953

Total Capital Trusts — 1.1%			6,122,305

		Shares

Preferred Stocks — 0.1%

Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series J, 5.50%(e)(g)		13,550	370,322

Insurance — 0.0%
Alliant Holdings, Inc.(b)		83	81,671

Total Preferred Stocks — 0.1%			451,993

Total Preferred Securities — 1.2% (Cost: $6,217,702)			6,574,298

Warrants

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 06/08/22)(a)(b)		5,283	—

Security	Shares	Value

Oil, Gas & Consumable Fuels(a) — 0.0%
California Resources Corp. (Expires 10/27/24)	1,152	$4,608
SM Energy Co. (Expires 06/30/23)	11,411	69,721

		74,329
Transportation Infrastructure — 0.0%
Turbo Cayman Ltd. (Strike Price $0.01)(a)(b)	1	—

Total Warrants — 0.0% (Cost: $48,949)		74,329

Total Investments — 146.6% (Cost: $805,944,407)		788,550,136
Liabilities in Excess of Other Assets — (46.6)%		(250,591,533)

Net Assets — 100.0%		$537,958,603

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Perpetual security with no stated maturity date.
(h)	Convertible security.
(i)	When-issued security.
(j)	Amount is less than 500.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Affiliate of the Fund.
(m)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$—	$—	(b)	$—	$—	$—	$—	—	$9,026	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	12,869,137		(7,884,095)	65,135	362,423	5,412,600	62,000	250,859	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	5,057,376		—	—	329,694	5,387,070	39,000	101,485	—

					$65,135	$692,117	$10,799,670		$361,370	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU)

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,772,653	EUR	1,448,500	BNP Paribas S.A.	02/03/21	$1,855
USD	1,761,012	EUR	1,438,000	UBS AG	02/03/21	3,050

						4,905

EUR	1,448,500	USD	1,771,490	BNP Paribas S.A.	01/06/21	(1,878)
EUR	1,438,000	USD	1,759,824	UBS AG	01/06/21	(3,040)
USD	1,829,998	EUR	1,524,500	Barclays Bank PLC	01/06/21	(32,462)
USD	1,722,246	EUR	1,444,500	Goldman Sachs International	01/06/21	(42,480)
USD	1,817,628	EUR	1,524,500	Goldman Sachs International	01/06/21	(44,832)
USD	1,729,927	EUR	1,444,500	UBS AG	01/06/21	(34,798)
USD	69,495	GBP	52,000	BNP Paribas S.A.	01/06/21	(1,616)
USD	1,969,229	GBP	1,474,000	Standard Chartered Bank	01/06/21	(46,491)

						(207,597)

						$(202,692)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank PLC	12/20/23	NR	USD	170	$(4,058)	$(7,977)	$3,919
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	NR	USD	185	(13,085)	(22,685)	9,600

								$(17,143)	$(30,662)	$13,519

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$(30,662)	$13,519	$—

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$4,905	$—	$—	$4,905
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	13,519	—	—	—	—	13,519

	$—	$13,519	$—	$4,905	$—	$—	$18,424

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$207,597	$—	$—	$207,597
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	30,662	—	—	—	—	30,662

	$—	$30,662	$—	$207,597	$—	$—	$238,259

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(4,448)	$—	$—	$—	$(4,448)
Forward foreign currency exchange contracts	—	—	—	(601,720)	—	—	(601,720)
Options purchased(a)	—	—	(105,819)	—	—	—	(105,819)
Swaps	—	(596,967)	—	—	—	—	(596,967)

	$—	$(596,967)	$(110,267)	$(601,720)	$—	$—	$(1,308,954)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$228	$—	$—	$—	$228
Forward foreign currency exchange contracts	—	—	—	(3,005)	—	—	(3,005)
Options purchased(b)	—	—	(75,874)	—	—	—	(75,874)
Swaps	—	242,007	—	—	—	—	242,007

	$—	$242,007	$(75,646)	$(3,005)	$—	$—	$163,356

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$—	(a)
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$17,582,815
Average amounts sold — in USD	$7,985,596
Options
Average value of option contracts purchased	$—	(a)
Credit default swaps
Average notional value — buy protection	$25,124
Average notional value — sell protection	$652,469

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$4,905	$207,597
Swaps — OTC(a)	13,519	30,662

Total derivative assets and liabilities in the Statements of Assets and Liabilities	18,424	238,259

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$18,424	$238,259

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank PLC	$13,519	$(13,519)		$—	$—	$—
BNP Paribas S.A	1,855	(1,855)		—	—	—
UBS AG	3,050	(3,050)		—	—	—

	$18,424	$(18,424)		$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$63,124	$(13,519)		$—	$(30,000)	$19,605
BNP Paribas S.A	3,494	(1,855)		—	—	1,639
Goldman Sachs International	87,312	—		—	—	87,312
Standard Chartered Bank	46,491	—		—	—	46,491
UBS AG	37,838	(3,050)		—	—	34,788

	$238,259	$(18,424)		$—	$(30,000)	$189,835

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Construction & Engineering	$114,601	$—	$—	$114,601
Diversified Financial Services	—	—	10,753	10,753
Energy Equipment & Services	—	—	31,416	31,416
Health Care Management Services	—	11	—	11
Metals & Mining	—	29,120	21,864	50,984
Oil, Gas & Consumable Fuels	55,106	—	—	55,106
Semiconductors & Semiconductor Equipment	49,811	—	—	49,811

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Software	$766	$—	$—	$766
Specialty Retail	—	95,414	—	95,414
Corporate Bonds
Aerospace & Defense	—	3,570,948	—	3,570,948
Airlines	—	9,011,624	—	9,011,624
Auto Components	—	2,060,260	1	2,060,261
Automobiles	—	4,340,318	—	4,340,318
Banks	—	212,038	—	212,038
Beverages	—	1,705,921	—	1,705,921
Biotechnology	—	25,888	—	25,888
Building Materials	—	2,728,877	—	2,728,877
Building Products	—	793,070	—	793,070
Capital Markets	—	1,059,675	—	1,059,675
Chemicals	—	2,987,317	—	2,987,317
Commercial Services & Supplies	—	735,531	—	735,531
Communications Equipment	—	702,580	—	702,580
Construction & Engineering	—	87,627	—	87,627
Construction Materials	—	1,935,674	—	1,935,674
Consumer Discretionary	—	772,398	—	772,398
Consumer Finance	—	3,402,275	—	3,402,275
Containers & Packaging	—	413,599	—	413,599
Diversified Consumer Services	—	1,699,202	—	1,699,202
Diversified Financial Services	—	479,023	—	479,023
Diversified Telecommunication Services	—	6,198,765	—	6,198,765
Electric Utilities	—	777,217	—	777,217
Electrical Equipment	—	350,045	1	350,046
Electronic Equipment, Instruments & Components	—	466,084	—	466,084
Energy Equipment & Services	—	866,771	387,811	1,254,582
Environmental, Maintenance, & Security Service	—	566,268	—	566,268
Equity Real Estate Investment Trusts (REITs)	—	2,792,396	—	2,792,396
Food & Staples Retailing	—	2,257,341	—	2,257,341
Food Products	—	861,303	—	861,303
Gas Utilities	—	28,744	—	28,744
Health Care Equipment & Supplies	—	795,200	—	795,200
Health Care Providers & Services	—	4,393,303	—	4,393,303
Health Care Technology	—	799,816	—	799,816
Healthcare	—	17,850	—	17,850
Hotels, Restaurants & Leisure	—	5,784,363	—	5,784,363
Household Durables	—	999,551	—	999,551
Household Products	—	25,037	—	25,037
Independent Power and Renewable Electricity Producers	—	1,053,614	—	1,053,614
Insurance	—	1,884,240	—	1,884,240
Interactive Media & Services	—	515,007	—	515,007
Internet Software & Services	—	1,935,480	—	1,935,480
IT Services	—	3,515,033	—	3,515,033
Leisure Products	—	216,616	—	216,616
Machinery	—	1,453,149	—	1,453,149
Media	—	12,149,869	—	12,149,869
Metals & Mining	—	3,179,207	—	3,179,207
Multi-line Retail	—	279,452	—	279,452
Oil, Gas & Consumable Fuels	—	15,977,021	—	15,977,021
Personal Products	—	44,063	—	44,063
Pharmaceuticals	—	2,131,509	—	2,131,509
Real Estate Management & Development	—	1,515,580	—	1,515,580
Semiconductors & Semiconductor Equipment	122,014	1,794,628	—	1,916,642
Software	—	3,991,537	—	3,991,537
Specialty Retail	—	553,079	—	553,079
Technology Hardware, Storage & Peripherals	—	31,987	—	31,987
Textiles, Apparel & Luxury Goods	—	102,807	—	102,807
Thrifts & Mortgage Finance	—	481,172	—	481,172
Utilities	—	105,300	—	105,300
Wireless Telecommunication Services	—	2,972,112	—	2,972,112
Floating Rate Loan Interests	—	615,557,131	30,751,870	646,309,001

38	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Investment Companies	$12,087,458	$—	$—	$12,087,458
Other Interests	—	—	—	—
Preferred Securities
Capital Trusts	—	6,122,305	—	6,122,305
Preferred Stocks	370,322	—	81,671	451,993
Warrants	—	74,329	—	74,329
Unfunded Floating Rate Loan Interests(a)	—	—	—	—
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(400)	—	(400)

	$12,800,078	$744,464,271	$31,285,387	$788,549,736

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$13,519	$—	$13,519
Foreign Currency Exchange Contracts	—	4,905	—	4,905
Liabilities
Foreign Currency Exchange Contracts	—	(207,597)	—	(207,597)

	$—	$(189,173)	$—	$(189,173)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $229,000,000 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2019	$763,992	$2	$30,343,623	$—	(a)	$—	$31,107,617
Transfers into Level 3(b)	—	—	1,119,073	—		—	1,119,073
Transfers out of Level 3(c)	—	—	(11,168,515)	—		—	(11,168,515)
Accrued discounts/premiums	—	12,440	112,812	—		—	125,252
Net realized gain (loss)	5,833	1,038	(790,988)	—		—	(784,117)
Net change in unrealized appreciation (depreciation)(d)(e)	(710,744)	(15,286)	669,690	—		(84)	(56,424)
Purchases	10,784	400,885	23,920,343	—		81,755	24,413,767
Sales	(5,832)	(11,266)	(13,454,168)	—		—	(13,471,266)

Closing balance, as of December 31, 2020	$64,033	$387,813	$30,751,870	$—	(a)	$81,671	$31,285,387

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(e)	$(710,740)	$(15,286)	$645,294	$—		$(84)	$(80,816)

(a)	Rounds to less than $1.
(b)

As of December 31, 2019, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)

As of December 31, 2019, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2020, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd.(a)		123,933	$100,386

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(a)(b)		309,827,230	3,098

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(a)(b)		887	34,445

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(a)		14,906	15

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		114,650	189,172

Metals & Mining — 0.0%
Preferred Proppants LLC(a)(b)		12,198	18,297

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.(a)		2,027	47,817

Semiconductors & Semiconductor Equipment(a) — 0.0%
Maxeon Solar Technologies Ltd.		232	6,582
SunPower Corp.		1,860	47,690

			54,272

Software — 0.0%
Avaya Holdings Corp.(a)		66	1,264

Specialty Retail — 0.1%
NMG Parent LLC(a)		3,613	233,400

Total Common Stocks — 0.2%
(Cost: $8,108,650)			682,166

		Par (000)

Corporate Bonds

Aerospace & Defense — 0.1%
TransDigm, Inc., 8.00%, 12/15/25(c)	USD	318	351,485

Airlines — 1.9%
Allegiant Travel Co., 8.50%, 02/05/24(c)		1,195	1,278,650
American Airlines, Inc., 11.75%, 07/15/25(c)		2,362	2,723,976
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd., 6.50%, 06/20/27(c)		2,453	2,636,975
United Airlines Pass-Through Trust, Series 2016-1, Class A, 5.88%, 10/15/27		2,394	2,586,029

			9,225,630

Auto Components — 0.1%
Clarios Global LP, 6.75%, 05/15/25(c)		496	534,440

Automobiles — 1.0%
AutoNation, Inc., 4.75%, 06/01/30		141	169,670
Ford Motor Co., 8.50%, 04/21/23		2,029	2,283,660
Ford Motor Credit Co. LLC, 5.13%, 06/16/25		209	227,246
General Motors Co., 6.13%, 10/01/25		661	801,772

Security		Par (000)	Value

Automobiles (continued)
General Motors Financial Co., Inc., 2.75%, 06/20/25	USD	925	$989,106
Group 1 Automotive, Inc., 4.00%, 08/15/28(c)		170	175,233

			4,646,687

Building Materials(c) — 0.4%
SRM Escrow Issuer LLC, 6.00%, 11/01/28		1,839	1,922,040
Summit Materials LLC/Summit Materials Finance
Corp., 5.25%, 01/15/29		118	123,900

			2,045,940

Chemicals — 0.0%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc.,
9.00%, 07/01/28(c)		51	56,100

Construction Materials(c) — 0.3%
Core & Main LP, 6.13%, 08/15/25		227	234,661
Wolverine Escrow LLC, 9.00%, 11/15/26		1,555	1,471,885

			1,706,546

Consumer Finance — 0.1%
PayPal Holdings, Inc., 1.65%, 06/01/25		424	442,987

Containers & Packaging — 0.0%
Graham Packaging Co., Inc., 7.13%, 08/15/28(c)		117	129,285

Diversified Telecommunication Services(c) — 0.5%
Zayo Group Holdings, Inc.
4.00%, 03/01/27		1,969	1,973,922
6.13%, 03/01/28		281	297,158

			2,271,080

Electric Utilities — 0.0%
Pike Corp., 5.50%, 09/01/28(c)		144	152,100
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.(a)(b)(d) 11.50%, 10/01/20(c)		1,061	—
Term Loan, 1.00%, 11/10/21		1,710	—

			152,100

Energy Equipment & Services(b)(c)(e) — 0.1%
Pioneer Energy Services Corp.
(11.00% Cash), 11.00%, 05/15/25		360	288,458
(5.00% PIK), 5.00%, 11/15/25(f)		254	137,120

			425,578

Equity Real Estate Investment Trusts (REITs) — 0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(c)		138	147,798

Hotels, Restaurants & Leisure — 0.1%
Marriott International, Inc., Series EE, 5.75%, 05/01/25		376	439,808

Internet Software & Services(c) — 0.3%
Expedia Group, Inc.
3.60%, 12/15/23		462	492,356
6.25%, 05/01/25		767	889,030
TripAdvisor, Inc., 7.00%, 07/15/25		87	93,960
Uber Technologies, Inc., 6.25%, 01/15/28		222	241,425

			1,716,771

40	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services — 0.5%
Castle U.S. Holding Corp., 9.50%, 02/15/28(c)	USD	647	$647,000
Fiserv, Inc., 2.25%, 06/01/27		1,575	1,678,551
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(c)		76	80,750

			2,406,301

Machinery(c) — 0.2%
Clark Equipment Co., 5.88%, 06/01/25		119	125,545
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(e)		905	984,188

			1,109,733

Media(c) — 0.5%
Liberty Broadband Corp., 2.75%, 09/30/50(f)		513	548,788
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(e)		179	173,630
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/26		573	590,906
6.50%, 09/15/28		787	829,301
Univision Communications, Inc., 6.63%, 06/01/27		227	243,810

			2,386,435

Oil, Gas & Consumable Fuels — 0.1%
eG Global Finance PLC, 8.50%, 10/30/25(c)		284	301,987

Real Estate Management & Development(c) — 0.2%
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28		834	919,485
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25		123	133,544

			1,053,029

Semiconductors & Semiconductor Equipment — 0.6%
Broadcom, Inc.
4.70%, 04/15/25		1,771	2,029,509
3.15%, 11/15/25		660	720,688
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(c)		75	80,722

			2,830,919

Software(c) — 0.2%
BY Crown Parent LLC/BY Bond Finance, Inc., 4.25%, 01/31/26		293	300,325
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24		666	690,143

			990,468

Wireless Telecommunication Services — 0.1%
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31		408	445,218

Total Corporate Bonds — 7.3%
(Cost: $33,226,239)			35,816,325

Floating Rate Loan Interests(g)

Aerospace & Defense — 2.4%
Bleriot US Bidco, Inc.
Delayed Draw Term Loan, (3 mo. LIBOR + 4.75%), 5.00%, 10/31/26		97	97,124
Term Loan B, (3 mo. LIBOR + 4.75%), 5.00%, 10/31/26		624	621,596
Dynasty Acquisition Co., Inc. 2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.75%, 04/06/26		2,044	1,941,657

Security		Par (000)	Value

Aerospace & Defense (continued)
Dynasty Acquisition Co., Inc. (continued)
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.75%, 04/06/26	USD	3,802	$3,611,483
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 5.65%, 04/09/26		780	624,096
Spirit Aerosystems, Inc., 2020 Term Loan B, (1 mo. LIBOR + 5.25%, 0.75% Floor), 6.00%, 01/15/25		1,005	1,012,538
Trandigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.40%, 12/09/25		3,782	3,700,982

			11,609,476

Air Freight & Logistics — 0.7%
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		3,472	3,321,830

Airlines — 1.3%
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.90%, 01/29/27		392	335,514
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.16%, 12/14/23		1,967	1,762,863
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 2.15%, 04/28/23		1,370	1,230,558
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/17/24		759	778,583
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		2,394	2,488,276

			6,595,794

Auto Components — 2.6%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 04/30/26		6,367	6,333,712
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.25%, 05/16/24		3,809	3,751,023
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.25%, 12/02/26		218	217,120
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 02/05/26		2,625	2,584,807

			12,886,662

Automobiles(h) — 0.6%
Mavis Tire Express Services Corp.
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.50%, 03/20/25		1,481	1,452,326
2020 Add-On Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 03/20/25		1,347	1,350,367

			2,802,693

Building Materials — 0.8%
Allied Universal Holdco LLC, 2019 Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 07/12/26		2,376	2,364,012
CHI Overhead Doors, Inc., Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/31/25		184	183,769
CP Atlas Buyer, Inc.(h)
2020 Delayed Draw Term Loan B2, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27		302	302,127
2020 Term Loan B1, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27		905	906,382

			3,756,290

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products — 1.4%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/05/24	USD	1,735	$1,732,200
LSF10 XL Bidco SCA, EUR Term Loan B3, (EURIBOR + 4.00%), 4.00%, 10/12/26	EUR	1,000	1,210,008
MI Windows and Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27(h)	USD	537	537,671
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/19/23		3,227	3,229,161

			6,709,040

Capital Markets — 2.3%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27		5,872	5,873,429
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/12/27		1,432	1,429,322
FinCo I LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 06/27/25		834	830,346
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 04/12/24		1,176	1,161,388
GT Polaris, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 09/24/27		829	831,202
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.19%, 06/03/26		1,153	1,143,162

			11,268,849

Chemicals — 4.5%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24		2,939	2,926,114
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		2,566	2,572,021
Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 2.00%, 06/01/24		1,860	1,843,248
Chemours Co., 2018 USD Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 04/03/25		649	635,476
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		1,163	1,133,244
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 11/07/24(b)		1,245	1,235,739
Illuminate Buyer LLC, Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 06/30/27		2,493	2,491,946
Invictus US LLC
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/28/25		773	758,529
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.90%, 03/30/26		861	818,698
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.75%, 03/02/26		2,861	2,836,722
Minerals Technologies, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/14/24(b)		431	428,701
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/15/24		1,502	1,479,110

Security		Par (000)	Value

Chemicals (continued)
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.75%, 10/14/24	USD	2,589	$2,554,000
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 10/01/25		206	203,974

			21,917,522

Commercial Services & Supplies — 4.3%
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.90%, 03/11/25		155	152,446
Asurion LLC
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 6.65%, 08/04/25		1,503	1,512,424
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 3.15%, 11/03/23		2,124	2,102,059
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.15%, 11/03/24		1,151	1,140,146
2020 Term Loan B8, (3 mo. LIBOR + 3.25%), 3.49%, 12/23/26(h)		802	792,524
Creative Artists Agency LLC
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 11/26/26		597	589,157
2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/26/26		1,990	1,963,753
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/12/25(b)		2,334	2,313,013
Diamond (BC) BV, USD Term Loan, (3 mo. LIBOR + 3.00%), 3.21%, 09/06/24		1,936	1,905,617
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		569	559,196
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 11/03/23		440	387,269
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.44%, 09/19/26		995	977,729
Prime Security Services Borrower LLC, 2019 Term Loan B1, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/23/26		1,962	1,966,994
Verisure Holding AB, EUR Term Loan B1E, (3 mo. LIBOR + 2.75%), 2.75%, 10/20/22	EUR	627	763,260
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.65%, 08/27/25	USD	2,684	2,678,497
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/10/24		1,155	1,116,442

			20,920,526

Communications Equipment — 0.2%
Avantor, Inc., USD Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/21/24		1,149	1,148,802

Construction & Engineering — 1.6%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		3,597	3,902,553
Pike Corp., 2020 Term Loan B, (1 mo. LIBOR + 3.97%), 4.12%, 07/24/26		525	523,203
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 04/12/25		445	443,625
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 05/23/25		2,935	2,884,601

			7,753,982

42	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction Materials — 2.2%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/01/24	USD	5,072	$5,042,242
Filtration Group Corp.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/29/25		2,430	2,401,206
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/29/25		1,221	1,220,940
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23		1,161	1,161,741
Potters Industries LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/09/27(b)(h)		810	810,000

			10,636,129

Consumer Discretionary(h) — 0.4%
Zaxby’s Operating Company LLC
1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/10/27		1,395	1,395,000
2nd Lien Term Loan, (1 mo. LIBOR + 6.50%, 0.75% Floor), 7.25%, 12/08/28		636	642,360

			2,037,360

Containers & Packaging — 1.9%
Berry Global, Inc.
Term Loan W, (1 mo. LIBOR + 2.00%), 2.15%, 10/01/22		2,475	2,470,960
Term Loan Y, (1 mo. LIBOR + 2.00%), 2.15%, 07/01/26		493	489,892
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 3.48%, 04/03/24		2,417	2,329,519
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/29/23		2,056	2,042,217
Pregis TopCo Corp.
1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 08/01/26		628	625,010
2020 Incremental Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 08/01/26(h)		291	288,817
Tosca Services LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 08/18/27		830	832,424

			9,078,839

Distributors — 1.3%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.15%, 01/15/27		2,854	2,824,286
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 9.50%, 1.00% Floor), 10.50%, 05/30/24		940	902,561
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24		3,120	2,433,197

			6,160,044

Diversified Consumer Services — 3.5%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 02/01/27		551	549,163
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		1,564	1,554,520

Security		Par (000)	Value

Diversified Consumer Services (continued)
Ascend Learning, LLC, 2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/12/24	USD	1,024	$1,026,143
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		3,297	3,304,838
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%, 0.75% Floor), 2.50%, 11/07/23		1,866	1,846,047
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 07/11/25		2,596	2,510,846
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 12/22/25		1,228	1,242,897
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (1 mo. LIBOR + 2.25%), 2.41%, 05/15/24		1,142	1,126,906
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/28/27		770	770,000
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (1 mo. LIBOR + 7.50%), 8.50%, 08/10/23		475	479,183
2020 Super Priority Second Out Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/10/23		743	667,613
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 07/13/23		2,128	2,122,184

			17,200,340

Diversified Financial Services — 5.3%
Advisor Group, Inc., 2019 Term Loan B, (1 mo. LIBOR + 5.00%), 5.15%, 08/01/26		1,070	1,058,598
Alchemy Copyrights LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 08/16/27(b)		861	862,995
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 04/04/24		2,943	2,907,194
Allsup’s Convenience Stores, Inc., Term Loan, (1 mo. LIBOR + 6.25%), 6.40%, 11/18/24		614	615,091
Applecaramel Buyer LLC, Term Loan B, (6 mo. LIBOR + 4.00%), 4.50%, 10/19/27		1,254	1,252,432
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (6 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/01/28		670	674,187
2020 Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 09/30/27		3,680	3,676,173
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.25%, 02/07/25		923	910,847
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		1,708	1,617,987
LBM Acquisition LLC(h)
Delayed Draw Term Loan, 5.25%, 12/09/27		213	212,917
Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/17/27		959	958,126
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27		769	770,669
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		2,557	2,552,730
SMG US Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 2.71%, 01/23/25		1,556	1,461,038

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.50%, 07/30/25	USD	513	$487,290
Therma Intermediate LLC, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/10/27		707	704,452
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/28/27		3,476	3,454,439
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.66%, 04/30/28		1,617	1,605,374

			25,782,539

Diversified Telecommunication Services — 3.5%
Cablevision Lightpath LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 09/29/27(h)		578	576,376
Consolidated Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/02/27		1,128	1,131,760
Frontier Communications Corp., 2020 DIP Exit Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/08/21		1,542	1,546,826
GCI LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 10/15/25(b)(h)		1,244	1,237,278
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/16/24		2,648	2,646,774
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		395	399,938
2020 DIP Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/13/22		137	139,307
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 11/04/26		1,756	1,763,475
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 03/01/27		1,931	1,896,651
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24		2,310	2,302,248
Northwest Fiber LLC, Term Loan B, (1 mo. LIBOR + 5.50%), 5.65%, 04/30/27		960	961,673
TDC A/S, EUR Term Loan, (6 mo. LIBOR + 3.00%), 3.00%, 06/04/25	EUR	820	994,255
Virgin Media SFA Finance Ltd., GBP Term Loan L, (LIBOR - GBP + 3.25%), 3.28%, 01/15/27	GBP	1,000	1,333,600

			16,930,161

Electric Utilities — 0.3%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 12/15/27	USD	1,361	1,358,959

Electrical Equipment — 0.6%
Gates Global LLC, 2017 USD Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/01/24		3,147	3,135,675

Electronic Equipment, Instruments & Components — 0.2%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/12/25		856	853,763

Security		Par (000)	Value

Energy Equipment & Services — 0.2%
Dell International LLC, 2019 Term Loan B, (1 mo. LIBOR + 2.00%, 0.75% Floor), 2.75%, 09/19/25	USD	861	$861,226

Entertainment — 0.4%
MSG National Properties LLC, Term Loan, (3 mo. LIBOR + 6.25%, 0.75% Floor), 7.00%, 11/12/25(b)(h)		1,990	1,999,950

Environmental, Maintenance, & Security Service — 0.9%
Asplundh Tree Expert LLC, Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 09/07/27		2,008	2,011,743
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27(b)		2,470	2,479,697

			4,491,440

Equity Real Estate Investment Trusts (REITs) — 0.7%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 05/11/24		732	713,410
VICI Properties LLC, Replacement Term Loan B, (1 mo. LIBOR + 1.75%), 1.89%, 12/20/24		2,969	2,916,778

			3,630,188

Food & Staples Retailing — 1.0%
Hearthside Food Solutions LLC
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 05/23/25		949	934,345
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.83%, 05/23/25		840	824,428
2020 Incremental Term Loan B3, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 05/23/25		166	166,303
US Foods, Inc.
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 06/27/23		2,626	2,583,476
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 09/13/26		647	635,417

			5,143,969

Food Products — 3.0%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 10/01/25		1,094	1,090,010
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.65%, 10/10/26		415	414,013
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/23/27		3,125	3,114,229
Froneri International Ltd.
2020 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 5.90%, 01/29/28		403	404,565
2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.40%, 01/29/27		4,665	4,613,923
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 05/01/26		516	511,644
Pathway Vet Alliance LLC
2020 Delayed Draw Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 03/31/27		44	43,894
2020 Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 03/31/27		538	537,387

44	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)		Value

Food Products (continued)
Reynolds Group Holdings, Inc.
2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 02/05/23	USD	2,247		$2,235,747
2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 02/05/26		410		406,147
Shearer’s Foods, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 09/23/27		635		635,210
Sovos Brands Intermediate, Inc., 2018 Term Loan, (3 mo. LIBOR + 4.75%), 4.96%, 11/20/25(b)		755		756,018

				14,762,787

Health Care Equipment & Supplies — 1.4%
Avantor Funding, Inc., 2020 Incremental Term Loan B4, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 11/06/27(h)		2,085		2,086,314
Ortho-Clinical Diagnostics SA
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 06/30/25		3,522		3,467,658
EUR Term Loan B, (3 mo. LIBOR + 3.50%), 3.50%, 06/30/25	EUR	993		1,192,482

				6,746,454

Health Care Providers & Services — 4.4%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25	USD	800		802,312
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 06/07/23		1,895		1,880,977
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27		963		964,768
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 10/10/25		1,955		1,624,953
EyeCare Partners LLC
2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.25%), 8.40%, 02/18/28		1,260		1,146,600
2020 Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/18/27		324		315,076
2020 Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/18/27		1,379		1,340,197
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.75%, 03/05/26		985		917,135
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		2,143		2,128,746
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 08/06/26		2,282		2,277,203
HCA, Inc., Term Loan B13, (1 mo. LIBOR + 1.75%), 1.90%, 03/18/26		—	(i)	442
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		1,182		1,175,399
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 10/20/22		—		3,454
Precision Medicine Group LLC, Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 11/18/27(b)(h)		1,969		1,968,704
Sotera Health Holdings LLC, 2019 Term Loan, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		5,156		5,170,670

				21,716,636

Security		Par (000)	Value

Health Care Services — 1.1%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 3.71%, 07/25/26	USD	2,085	$2,056,352
Unified Physician Management LLC, 2020 Term Loan, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/16/27(h)		1,439	1,428,207
WP CityMD Bidco LLC, 2019 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 08/13/26		1,792	1,788,584

			5,273,143

Health Care Technology — 1.5%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		2,824	2,808,519
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 10/10/25		2,894	2,870,538
Press Ganey Holdings, Inc., 2020 Incremental Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 07/25/26		978	975,555
Quintiles IMS, Inc., 2017 USD Term Loan B1, (1 mo. LIBOR + 1.75%), 1.90%, 03/07/24		499	495,986

			7,150,598

Hotels, Restaurants & Leisure — 8.5%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 11/19/26		2,480	2,442,259
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 02/02/26		431	405,822
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		1,005	1,006,839
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 1.96%, 10/19/24		986	976,247
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.35%, 09/15/23		1,142	1,130,704
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 12/23/24		2,782	2,725,711
2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.65%, 07/20/25		3,658	3,659,243
CCM Merger, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/04/25(h)		730	727,868
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		3,897	3,479,111
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.15%, 11/30/23		1,348	1,337,589
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/01/23		149	142,528
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		2,129	2,051,072
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(b)		177	199,959
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 08/25/25(b)		601	604,500

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
IRB Holding Corp.
2020 Fourth Amendment Incremental Term Loan, (3 mo. LIBOR + 3.25%), 4.25%, 11/12/27(h)	USD	4,575	$4,576,418
2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		2,298	2,275,401
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.91%, 04/03/25		1,394	1,381,888
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		600	548,989
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/10/24		1,429	1,436,482
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.90%, 08/14/24		1,054	1,027,848
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.75%, 07/10/25		888	890,481
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 2.50%, 02/08/27		2,087	2,052,508
Tackle Sarl, 2017 EUR Term Loan, (3 mo. LIBOR + 3.50%), 3.50%, 08/08/22	EUR	975	1,181,340
Travelport Finance (Luxembourg) Sarl
(3 mo. LIBOR + 7.00%, 1.00% Floor), 9.00%, 02/28/25	USD	1,120	1,247,054
2019 Term Loan, (3 mo. LIBOR + 5.00%), 5.25%, 05/29/26		2,230	1,505,018
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.97%, 08/02/26		2,116	2,094,008
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 05/30/25		551	546,091

			41,652,978

Household Durables — 0.6%
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.90%, 02/04/27		1,597	1,585,305
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 10/30/27		1,201	1,201,600

			2,786,905

Independent Power and Renewable Electricity Producers — 0.9%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 01/15/25		511	504,604
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.15%, 08/12/26		717	706,650
Term Loan B9, (1 mo. LIBOR + 2.25%), 2.40%, 04/06/26		3,154	3,117,834

			4,329,088

Industrial Conglomerates — 3.1%
AVSC Holding Corp.
(3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/03/25		3,798	3,225,938
(6 mo. LIBOR + 15.00%), 15.26%, 10/15/26(b)(h)		1,097	1,255,813

Security		Par (000)	Value

Industrial Conglomerates (continued)
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23	USD	1,315	$1,321,648
Vertical US Newco, Inc., USD Term Loan B, (6 mo. LIBOR + 4.25%), 4.57%, 07/30/27		1,934	1,940,709
Vertiv Group Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 03/02/27		7,365	7,313,706

			15,057,814

Insurance — 3.9%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/09/25		2,944	2,895,128
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/09/25		1,034	1,015,860
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 01/25/24		2,174	2,169,819
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/13/27		684	684,263
AssuredPartners, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 02/13/27		1,433	1,410,127
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 3.00%, 04/25/25		3,418	3,352,587
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/25/25		878	879,294
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 09/01/27		1,661	1,654,609
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 12/31/25		1,974	1,939,725
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.15%, 09/03/26		1,222	1,216,703
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		1,698	1,709,046

			18,927,161

Interactive Media & Services — 2.0%
Adevinta ASA, USD Term Loan B, (3 mo. LIBOR + 3.00%, 0.75% Floor), 3.75%, 10/13/27(h)		2,513	2,508,971
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26		4,251	4,247,004
Go Daddy Operating Co. LLC, 2020 Term Loan B3, (1 mo. LIBOR + 2.50%), 2.65%, 08/10/27		1,945	1,950,905
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24		981	975,417

			9,682,297

Internet & Direct Marketing Retail — 0.6%
CNT Holdings I Corp., 2020 Term Loan, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27		2,722	2,717,318

IT Services — 7.7%
Ancestry.com, Inc., 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 12/06/27(h)		2,412	2,413,206

46	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

IT Services (continued)
Aruba Investments, Inc.(h)
2020 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%, 0.75% Floor), 8.50%, 11/24/28	USD	1,440	$1,440,000
2020 USD Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/24/27		779	778,026
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 10/31/26		3,960	3,938,338
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27(h)		4,803	4,807,293
GreenSky Holdings LLC, 2020 Term Loan B2, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 03/29/25(b)		1,567	1,535,782
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 7.48%, 08/01/25		975	610,243
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 02/12/27		3,228	3,071,866
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		379	378,041
Sophia LP, 2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.00%, 1.00% Floor), 9.00%, 10/09/28(b)		4,215	4,172,850
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.90%, 11/16/26		3,109	3,094,687
Veritas US, Inc., 2020 USD Term Loan B, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 09/01/25		7,207	7,179,697
Virtusa Corp., Term Loan B, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 12/01/27(h)		1,062	1,054,035
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 2.40%, 05/15/26		3,179	3,154,507

			37,628,571

Leisure Products — 0.2%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/19/24		1,000	925,032

Life Sciences Tools & Services — 0.8%
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		2,693	2,662,552
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 10/19/27(b)		1,249	1,260,299

			3,922,851

Machinery — 2.0%
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 01/31/24		132	131,512
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 08/05/24		1,470	1,451,008
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.90%, 02/28/27		2,270	2,237,502

Security		Par (000)	Value

Machinery (continued)
Terex Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 01/31/24	USD	319	$316,119
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 3.27%, 03/28/25		5,589	5,438,196

			9,574,337

Media — 15.1%
Altice Financing SA
2017 USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.91%, 07/15/25		1,107	1,081,363
USD 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 01/31/26		1,588	1,550,451
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.24%, 08/14/26		3,537	3,516,293
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.90%, 04/30/25		3,403	3,388,315
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.71%, 08/21/26		6,560	6,302,203
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/12/26		9,108	9,151,904
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 2.41%, 07/17/25		2,169	2,133,686
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.66%, 04/15/27		2,134	2,111,260
E.W. Scripps Co., 2020 Term Loan B3, 3.75%, 12/15/27(h)		1,037	1,037,000
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		4,306	3,873,702
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 5.15%, 10/15/26		1,291	1,294,499
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.40%, 03/24/25		1,354	1,332,361
Live Nation Entertainment, Inc., Term Loan B4, (1 Week LIBOR + 1.75%), 1.88%, 10/19/26		2,807	2,723,208
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 1.86%, 02/15/24		360	358,693
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 09/13/24		3,544	3,491,629
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 09/15/24		1,958	1,950,211
Midcontinent Communications, 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 08/15/26		731	727,532
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (3 mo. LIBOR + 2.75%), 2.90%, 09/19/26		1,344	1,333,579
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26		2,450	2,451,057
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 2.40%, 01/03/24		160	157,991
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/17/26		3,143	3,141,935
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(b)		4,102	4,070,971

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
UFC Holdings LLC, 2019 Term Loan, (6 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 04/29/26	USD	1	$786
Virgin Media Bristol LLC
2020 USD Term Loan Q, (3 mo. LIBOR + 3.25%), 3.25%, 01/31/29(h)		2,365	2,361,169
USD Term Loan N, (1 mo. LIBOR + 2.50%), 2.66%, 01/31/28		2,375	2,351,035
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 05/18/25		2,990	2,745,553
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/09/27		9,200	9,131,396

			73,769,782

Metals & Mining — 0.4%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (2 mo. LIBOR + 4.50%), 4.73%, 07/31/25		1,772	1,736,120

Multi-line Retail — 0.2%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 08/04/24		956	948,284
Neiman Marcus Group Ltd. LLC, 2020 Exit Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 09/25/25		280	297,230

			1,245,514

Oil, Gas & Consumable Fuels — 0.5%
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 12/13/25		1,483	1,450,343
EG Group Ltd., 2018 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.25%, 02/07/25		783	772,591
McDermott Technology Americas, Inc.
2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 06/30/24(b)(h)		40	1,057
2020 Take Back Term Loan, 3.00%, 06/30/25		282	182,877

			2,406,868

Paper & Forest Products — 0.8%
Charter NEX US, Inc., 2020 Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/01/27(h)		3,962	3,977,476

Personal Products — 1.4%
Sunshine Luxembourg VII Sarl, USD Term Loan B1, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 09/25/26		6,695	6,707,880

Pharmaceuticals — 3.3%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.69%, 05/04/25		1,970	1,916,461
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 05/18/26		2,050	2,047,425
Elanco Animal Health, Inc., Term Loan B, (3 mo. LIBOR + 1.75%), 1.90%, 08/01/27		1,064	1,053,568
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.10%, 11/15/27		1,703	1,686,755

Security		Par (000)	Value

Pharmaceuticals (continued)
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22	USD	3,378	$3,375,387
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 06/02/25		6,091	6,064,164

			16,143,760

Professional Services — 1.9%
Dun & Bradstreet Corp.
2020 Add-On Term Loan, 3.98%, 02/06/26(h)		1,033	1,032,566
Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/06/26		6,800	6,797,377
STG-Fairway Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 01/31/27		1,558	1,530,902

			9,360,845

Real Estate Management & Development — 0.7%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 04/18/24		2,070	2,037,138
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 08/21/25		1,479	1,449,949
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/08/25		202	198,556

			3,685,643

Road & Rail — 0.3%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 09/25/25		247	245,623
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.71%, 08/04/25		1,242	1,133,082

			1,378,705

Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 09/19/26		484	484,545

Software — 20.4%
Applied Systems, Inc.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/19/24		3,376	3,371,818
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/19/25		726	728,704
Barracuda Networks, Inc.
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/25		3,599	3,587,961
2020 2nd Lien Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 10/30/28(b)(h)		870	876,525
BMC Software Finance, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 10/02/25		2,337	2,324,697
By Crown Parent LLC, Term Loan B1, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/26		2,417	2,405,018
Cloudera, Inc., Term Loan B, (3 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 12/17/27(h)		602	600,495
Cornerstone OnDemand, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.39%, 04/22/27		724	726,527
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		1,886	1,878,810
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.51%, 05/27/24		1,157	1,055,252

48	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23	USD	1,623	$1,445,973
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		2,141	2,227,989
2020 Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 07/31/27		4,275	4,295,534
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 10/01/25		9,442	9,422,234
Informatica LLC
2020 USD 2nd Lien Term Loan, (Fixed), 7.13%, 02/25/25		1,770	1,797,877
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/25/27		8,215	8,138,149
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 09/30/24		3,143	3,140,704
MED ParentCo LP, 2020 Incremental Term Loan B, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 08/31/26(b)		875	883,556
Mitchell International, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 11/29/24		2,185	2,143,013
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 12/01/25		1,083	1,044,928
2020 Add-On Term Loan, (1 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 12/01/24		2,077	2,075,757
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		1,472	1,468,629
Omnitracs, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 8.00%), 8.15%, 10/01/28		1,078	1,061,830
Planview Parent, Inc.(h) 2nd Lien Term Loan, 0.24%, 12/11/28		930	920,700
Delayed Draw Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		371	370,413
Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/17/27		1,589	1,585,366
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 05/30/25		687	674,377
Sabre GLBL, Inc., 2020 Term Loan B, 6.25%, 12/17/27(h)		1,117	1,118,396
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 08/01/25		3,688	3,636,899
Solera LLC, USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 03/03/23		2,920	2,894,243
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27		5,170	5,173,671
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		870	857,857
SS&C Technologies, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		1,124	1,108,357
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		1,613	1,593,044
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26		6,919	6,862,998

Security		Par (000)	Value

Software (continued)
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 03/04/28	USD	3,410	$3,438,570
Ultimate Software Group, Inc.
2020 2nd Lien Incremental Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 05/03/27		1,992	2,044,290
2020 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/03/26		4,892	4,913,410
Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 05/03/26		5,813	5,803,684

			99,698,255

Specialty Retail — 2.9%
Belron Finance US LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 2.46%, 11/13/25(b)		444	442,830
2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.46%, 10/30/26(b)		884	881,860
USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.46%, 11/07/24		2,899	2,891,456
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.25%), 4.31%, 06/23/25	GBP	1,000	1,344,787
IAA, Inc.,
Term Loan B, (1 mo. LIBOR + 2.25%), 2.44%, 06/28/26	USD	484	479,162
MED ParentCo LP
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 4.25%), 4.39%, 08/31/26		348	342,227
1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.40%, 08/31/26		1,388	1,364,713
PetSmart, Inc., Consenting Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/11/22		3,252	3,242,769
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		2,194	2,153,812
WOOF Holdings, Inc.(h)
1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/16/27		555	553,846
2nd Lien Term Loan, (1 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/11/28		560	561,400

			14,258,862

Technology Hardware, Storage & Peripherals — 0.4%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.15%, 07/23/26		1,390	1,182,194
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 04/29/23		732	730,297

			1,912,491

Thrifts & Mortgage Finance — 0.6%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 05/23/25		3,013	3,003,561

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

		Par
Security		(000)	Value

Wireless Telecommunication Services — 1.4%
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 04/11/25	USD	3,413	$3,370,920
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.90%, 06/10/27		3,624	3,625,242

			6,996,162

Total Floating Rate Loan Interests — 137.2% (Cost: $669,820,719)			669,612,487

		Shares

Investment Companies

Fixed Income Funds — 2.6%
Invesco Senior Loan ETF		38,000	846,640
iShares iBoxx $ High Yield Corporate Bond ETF(j)		96,000	8,380,800
iShares iBoxx $ Investment Grade Corporate Bond ETF(j)		24,000	3,315,120

			12,542,560

Total Investment Companies — 2.6% (Cost: $11,535,497)			12,542,560

		Benefical Interest (000)
Other Interests(k)

IT Services(a)(b) — 0.0%
Millennium Corp	USD	1,607	—
Millennium Lender Claims		1,508	—

Total Other Interests — 0.0% (Cost: $ — )			—

Security	Shares	Value
Warrants

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp. (Expires 10/27/24)(a)	999	$3,996

Total Warrants — 0.0% (Cost: $ — )		3,996

Total Investments — 147.3% (Cost: $722,691,105)		718,657,534
Liabilities in Excess of Other Assets — (47.3)%		(230,606,283)

Net Assets — 100.0%		$488,051,251

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Convertible security.
(g)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(h)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(i)	Amount is less than 500.
(j)	Affiliate of the Fund.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$—	$—	$— (b)	$—	$—	$—	—	$6,693	$—
iShares iBoxx $ High Yield Corporate Bond ETF	—	19,813,373	(12,130,758)	(40,887)	739,072	8,380,800	96,000	387,217	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	6,339,007	(3,451,924)	185,270	242,767	3,315,120	24,000	79,062	—

				$144,383	$981,839	$11,695,920		$472,972	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

50	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,617,638	EUR	2,137,500	UBS AG	02/03/21	$4,534

EUR	2,137,500	USD	2,615,873	UBS AG	01/06/21	(4,519)
USD	2,559,821	EUR	2,147,000	Goldman Sachs International	01/06/21	(63,139)
USD	2,571,239	EUR	2,147,000	UBS AG	01/06/21	(51,721)
USD	2,575,050	GBP	1,927,000	BNP Paribas S.A.	01/06/21	(60,154)

						(179,533)

						$(174,999)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$4,534	$—	$—	$4,534

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$179,533	$—	$—	$179,533

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Forward foreign currency exchange contracts	$—	$—	$—	$(322,988)	$—	$—	$(322,988)
Options purchased(a)	—	—	(105,539)	—	—	—	(105,539)
Swaps	—	517,108	—	—	—	—	517,108

	$—	$517,108	$(105,539)	$(322,988)	$—	$—	$88,581

Net Change in Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$—	$(28,212)	$—	$—	$(28,212)
Options purchased(b)	—	—	(65,439)	—	—	—	(65,439)

	$—	$—	$(65,439)	$(28,212)	$—	$—	$(93,651)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts
Average amounts purchased — in USD	$11,911,250
Average amounts sold — in USD	$5,413,765
Options
Average value of option contracts purchased	$—	(a)
Credit default swaps
Average notional value — sell protection	$5,689,475

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$4,534	$179,533

Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,534	179,533

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$4,534	$179,533

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
UBS AG	$4,534	$(4,534)		$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
BNP Paribas S.A	$60,154	$—		$—	$—	$60,154
Goldman Sachs International	63,139	—		—	—	63,139
UBS AG	56,240	(4,534)		—	—	51,706

	$179,533	$(4,534)		$—	$—	$174,999

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Construction & Engineering	$100,386	$—	$—	$100,386
Diversified Financial Services	—	—	3,098	3,098
Energy Equipment & Services	—	—	34,445	34,445
Health Care Management Services	—15		—	15
Media	189,172	—	—	189,172
Metals & Mining	—	—	18,297	18,297
Oil, Gas & Consumable Fuels	47,817	—	—	47,817
Semiconductors & Semiconductor Equipment	54,272	—	—	54,272
Software	1,264	—	—	1,264
Specialty Retail	—	233,400	—	233,400
Corporate Bonds	—	35,390,747	425,578	35,816,325
Floating Rate Loan Interests	—	637,692,842	31,919,645	669,612,487
Investment Companies	12,542,560	—	—	12,542,560
Other Interests	—	—	—	—

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Warrants	$—	$3,996	$—	$3,996
Unfunded Floating Rate Loan Interests	—	—	—	—
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(453)	—	(453)

	$12,935,471	$673,320,547	$32,401,063	$718,657,081

Derivative Financial Instruments(b)
Assets
Foreign Currency Exchange Contracts	$—	$4,534	$—	$4,534
Liabilities
Foreign Currency Exchange Contracts	—	(179,533)	—	(179,533)

	$—	$(174,999)	$—	$(174,999)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $208,000,000 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Total
Assets
Opening balance, as of December 31, 2019	$556,399	$—	$29,886,699	$ —	(a)	$30,443,098
Transfers into Level 3(b)	—	—	1,335,680	—		1,335,680
Transfers out of Level 3(c)	—	—	(11,732,825)	—		(11,732,825)
Accrued discounts/premiums	—	13,652	103,859	—		117,511
Net realized gain (loss)	(17,042)	1,139	(617,144)	—		(633,047)
Net change in unrealized appreciation (depreciation)(d)(e)	(246,626)	(16,774)	669,067	—		405,667
Purchases	11,824	439,925	25,534,377	—		25,986,126
Sales	(248,715)	(12,364)	(13,260,068)	—		(13,521,147)

Closing balance, as of December 31, 2020	$55,840	$425,578	$31,919,645	$ —	(a)	$32,401,063

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(e)	$(194,112)	$(16,774)	$663,724	$ —		$452,838

(a)	Rounds to less than $1.
(b)

As of December 31, 2019, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2020, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)

As of December 31, 2019, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2020, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities
522 Funding CLO I Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 7.34%), 7.58%, 01/15/33(a)(b)	USD	250	$249,553
AIMCO CLO, Series 2017-AA, Class C, (3 mo. LIBOR US + 2.45%), 2.67%, 07/20/29(a)(b)		1,000	994,577
Allegro CLO II-S Ltd., Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.00%), 3.21%, 10/21/28(a)(b)		1,000	967,803
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class CR2, (3 mo. LIBOR US + 2.70%), 2.94%, 07/15/27(a)(b)		270	267,835
Anchorage Capital CLO Ltd.(a)(b)
Series 2014-3RA, Class E, (3 mo. LIBOR US + 5.50%), 5.72%, 01/28/31		850	796,997
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 2.82%, 01/28/31		250	236,629
Series 2015-7A, Class D1R2, (3 mo. LIBOR US + 3.50%), 3.72%, 01/28/31		1,000	989,614
Series 2016-8A, Class ER, (3 mo. LIBOR US + 5.75%), 5.97%, 07/28/28		1,000	955,226
Ares LV CLO Ltd., Series 2020-55A, Class D, (3 mo. LIBOR US + 4.83%), 5.07%, 04/15/31(a)(b)		1,000	999,920
Argent Securities Trust, Series 2006-W5, Class A1A, (1 mo. LIBOR US + 0.30%), 0.45%, 06/25/36(a)		5,162	3,766,856
Bain Capital Credit CLO Ltd., Series 2020-2A, Class D, (3 mo. LIBOR US + 4.81%), 5.03%, 07/21/31(a)(b)(c)		300	301,590
Benefit Street Partners CLO VII Ltd., Series 2015- VIIA, Class CR, 2.62%, 07/18/27(a)(b)		250	244,760
Benefit Street Partners CLO XX Ltd., Series 2020- 20A, Class C, (3 mo. LIBOR US + 2.60%), 2.84%, 07/15/31(a)(b)		250	248,533
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 7.92%, 10/20/32(a)(b)		250	250,709
CarVal CLO II Ltd., Series 2019-1A, Class C, 3.47%, 04/20/32(a)(b)		250	250,249
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.66%, 07/20/32(a)(b)		500	489,486
CarVal CLO Ltd., Series 2018-1A, Class E, 6.00%, 07/16/31(a)(b)		500	430,017
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (3 mo. LIBOR US + 3.65%), 3.86%, 07/23/30(a)(b)		500	497,630
Citigroup Mortgage Loan Trust, Series 2006-FX1, Class A7, 5.78%, 10/25/36(d)		440	367,114
Clear Creek CLO, Series 2015-1A, Class DR, 3.17%, 10/20/30(a)(b)		250	243,972
Countrywide Asset-Backed Certificates, Series 2006- 26, Class 1A, (1 mo. LIBOR US + 0.14%), 0.29%, 06/25/37(a)		741	686,488
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(b)		333	334,007

Security		Par (000)	Value

Asset-Backed Securities (continued)
Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 2.87%, 04/18/31(a)(b)	USD	250	$244,090
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 7.24%, 10/15/32(a)(b)		950	945,928
Elmwood CLO V Ltd., Series 2020-2A, Class C, (3 mo. LIBOR US + 2.75%), 3.03%, 07/24/31(a)(b)		500	502,440
Litigation Fee Residual Funding, 4.00%, 10/30/27(c)		481	481,162
Madison Park Funding X Ltd., Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 6.62%, 01/20/29(a)(b)		500	486,553
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 3.92%, 04/20/26(a)(b)		300	298,046
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.00%), 5.24%, 01/15/28(a)(b)		790	740,903
Oaktree CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 5.20%), 5.42%, 10/20/27(a)(b)		500	413,998
Octagon Investment Partners 31 LLC, Series 2017- 1A, Class E, (3 mo. LIBOR US + 6.30%), 6.52%, 07/20/30(a)(b)		500	481,947
OZLM VIII Ltd., Series 2014-8A, Class CRR, (3 mo. LIBOR US + 3.15%), 3.37%, 10/17/29(a)(b)		250	243,450
OZLM XXI Ltd., Series 2017-21A, Class D, (3 mo. LIBOR US + 5.54%), 5.76%, 01/20/31(a)(b)		250	231,816
Palmer Square CLO Ltd., Series 2020-1A, Class C, (3 mo. LIBOR US + 3.00%), 3.22%, 04/20/29(a)(b)		250	249,329
Palmer Square Loan Funding Ltd., Series 2018-5A, Class B, (3 mo. LIBOR US + 1.90%), 2.12%, 01/20/27(a)(b)		1,000	990,216
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.22%), 6.44%, 11/14/29(a)(b)		1,750	1,691,447
Rockford Tower CLO Ltd.(a)(b)
Series 2017-1A, Class DR, (3 mo. LIBOR US + 2.65%), 2.89%, 04/15/29		250	239,331
Series 2017-2A, Class DR, (3 mo. LIBOR US + 2.85%), 3.09%, 10/15/29		500	492,903
Sterling Coofs Trust(c)
Series 2004-1, Class A, 2.36%, 04/15/29		1,303	13,035
Series 2004-2, Class Note, 2.08%, 03/30/30(b)		1,851	18,509
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 4.00%), 4.21%, 01/23/28(a)(b)		1,000	991,347
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 7.29%, 04/15/33(a)(b)		250	238,852
Voya CLO Ltd.(a)(b)
Series 2014-3A, Class CR, (3 mo. LIBOR US + 2.65%), 2.86%, 07/25/26		250	245,918
Series 2019-3A, Class C, (3 mo. LIBOR US + 2.60%), 2.82%, 10/17/32		1,000	988,397

54	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 3.47%, 07/20/28(a)(b)	USD	500	$497,599
York CLO Ltd.(a)(b)
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 3.82%, 10/20/29		250	250,118
Series 2016-2A, Class ER, (3 mo. LIBOR US + 6.75%), 6.97%, 04/20/32		1,000	940,847

Total Asset-Backed Securities — 4.6% (Cost: $27,633,891)			27,487,746

	Shares

Common Stocks

Construction & Engineering — 0.0%
McDermott International Ltd.(e)	47,837	38,748

Consumer Finance — 0.0%
Arrow Global Group PLC(e)	3,932	10,993

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(c)	546,753,936	5,468

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp.(c)	273	10,601

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.	8,511	8

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(c)	3,155	—

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(e)	38,911	64,203

Metals & Mining — 0.0%
Ameriforge Group, Inc.	801	14,018
Preferred Proppants LLC(c)	5,738	8,607

		22,625

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp.(e)	700	16,513

Software — 0.0%
Avaya Holdings Corp.(e)	19	364

Specialty Retail — 0.0%
NMG Parent LLC	1,330	85,918

Total Common Stocks — 0.0% (Cost: $7,786,659)		255,441

		Par (000)
Corporate Bonds

Aerospace & Defense — 2.2%
Amsted Industries, Inc., 5.63%, 07/01/27(b)	USD	156	165,750
Bombardier, Inc.(b)
8.75%, 12/01/21(f)		779	810,160
5.75%, 03/15/22		108	110,189
6.00%, 10/15/22		8	7,853
6.13%, 01/15/23(f)		338	330,395
7.50%, 12/01/24		135	129,501
7.50%, 03/15/25		33	30,608

Security		Par (000)	Value

Aerospace & Defense (continued)
Bombardier, Inc.(b) (continued)
7.88%, 04/15/27(f)	USD	636	$584,764
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(b)		423	410,310
Howmet Aerospace, Inc.
5.87%, 02/23/22(f)		730	763,763
5.13%, 10/01/24		5	5,504
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(b)(f)		378	396,428
Moog, Inc., 4.25%, 12/15/27(b)		156	161,850
Rolls-Royce PLC, 5.75%, 10/15/27(b)		218	241,435
Signature Aviation US Holdings, Inc.(b)
5.38%, 05/01/26		271	277,775
4.00%, 03/01/28		234	235,556
Spirit AeroSystems, Inc., 5.50%, 01/15/25(b)		181	190,937
TransDigm, Inc.
8.00%, 12/15/25(b)(f)		815	900,819
6.25%, 03/15/26(b)(f)		6,032	6,424,080
6.38%, 06/15/26		194	200,790
Triumph Group, Inc., 8.88%, 06/01/24(b)(f)		851	933,972

			13,312,439

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(b)		18	19,125

Airlines — 1.7%
American Airlines Pass-Through Trust,
Series 2013-2, Class A, 4.95%, 07/15/24(f)		1,727	1,645,450
American Airlines, Inc., 11.75%, 07/15/25(b)		945	1,089,821
Avianca Holdings SA, (3 mo. LIBOR US + 10.50% Cash or 12.00% PIK), 10.74%, 11/10/21(a)(b)(g)		68	63,240
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/28(b)		136	148,446
Gol Finance SA, 7.00%, 01/31/25(b)		200	179,312
Latam Finance Ltd., 6.88%, 04/11/24(b)(e)(h)		203	102,008
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(b)		2,135	2,295,125
United Airlines Pass-Through Trust(f)
Series 2015-1, Class A, 3.70%, 06/01/24		2,430	2,408,196
Series 2016-1, Class A, 5.88%, 10/15/27		1,903	2,055,644

			9,987,242

Auto Components — 0.9%
Aptiv PLC, 4.40%, 10/01/46		240	258,082
Clarios Global LP, 6.75%, 05/15/25(b)		540	581,850
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26	EUR	100	126,551
6.25%, 05/15/26(b)(f)	USD	1,526	1,636,635
8.50%, 05/15/27(b)(f)		2,098	2,279,287
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(b) .		334	351,679
Faurecia SE, 3.75%, 06/15/28	EUR	100	128,120
ZF Finance GmbH
3.00%, 09/21/25		100	126,135
3.75%, 09/21/28		100	131,022

			5,619,361

Automobiles — 1.8%
Allison Transmission, Inc.(b)
5.88%, 06/01/29(f)	USD	396	437,580
3.75%, 01/30/31		311	318,192
Asbury Automotive Group, Inc.
4.50%, 03/01/28		129	134,483
4.75%, 03/01/30		124	132,990
FCE Bank PLC, 1.62%, 05/11/23	EUR	100	122,228

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Automobiles (continued)
Ford Motor Co.
8.50%, 04/21/23	USD	982	$1,105,251
4.35%, 12/08/26		11	11,715
5.29%, 12/08/46		48	50,160
Ford Motor Credit Co. LLC(f)
5.88%, 08/02/21		522	534,267
2.98%, 08/03/22		449	456,498
3.35%, 11/01/22		215	218,762
3.81%, 01/09/24		629	644,725
4.06%, 11/01/24		200	210,114
5.13%, 06/16/25		690	750,237
4.13%, 08/04/25		411	431,036
3.38%, 11/13/25		200	205,472
4.39%, 01/08/26		400	419,872
5.11%, 05/03/29		526	585,806
General Motors Co.
6.13%, 10/01/25		254	308,094
6.80%, 10/01/27(f)		534	686,249
5.00%, 10/01/28		61	72,582
General Motors Financial Co., Inc.
4.38%, 09/25/21(f)		530	544,311
2.75%, 06/20/25		352	376,395
5.65%, 01/17/29		67	83,019
Group 1 Automotive, Inc., 4.00%, 08/15/28(b)		252	259,757
Ken Garff Automotive LLC, 4.88%, 09/15/28(b)		122	126,880
Navistar International Corp., 6.63%, 11/01/25(b)		324	339,439
Nissan Motor Co. Ltd., 4.81%, 09/17/30(b)		305	343,435
Penske Automotive Group, Inc.
3.50%, 09/01/25		214	217,478
5.50%, 05/15/26		32	33,240
Renault SA, 2.38%, 05/25/26	EUR	100	123,539
Tesla, Inc., 5.30%, 08/15/25(b)(f)	USD	422	439,935
Wabash National Corp., 5.50%, 10/01/25(b)		241	245,820

			10,969,561

Banks — 1.7%
Banca Monte dei Paschi di Siena SpA, 2.63%, 04/28/25	EUR	100	125,243
Banco de Sabadell SA, (5 year EUR Swap + 2.20%), 2.00%, 01/17/30(a)		100	118,465
Banco Espirito Santo SA(e)(h)
4.75%, 01/15/21(a)		100	15,882
4.00%, 01/21/21		100	15,881
Bancolombia SA, (5 year CMT + 2.94%), 4.63%, 12/18/29(a)	USD	200	210,000
Bangkok Bank PCL, (5 year CMT + 4.73%), 5.00%(a)(i)		201	209,354
Banistmo SA, 3.65%, 09/19/22		200	205,000
Bank Tabungan Negara Persero Tbk PT, 4.20%, 01/23/25		200	203,188
Chong Hing Bank Ltd., (5 year CMT + 3.86%), 5.70%(a)(i)		250	253,906
CIT Group, Inc., 5.00%, 08/01/23(f)		382	417,335
Commerzbank AG, (5 year EUR Swap + 4.35%), 4.00%, 12/05/30(a)	EUR	100	133,384
Emirates NBD Bank PJSC, (6 year USD Swap + 3.66%), 6.13%(a)(i)	USD	250	266,250
Grupo Aval Ltd., 4.38%, 02/04/30(b)		200	212,688
Intesa Sanpaolo SpA, 5.02%, 06/26/24(b)(f)		2,442	2,671,738
Itau Unibanco Holding SA, 5.13%, 05/13/23(b)		200	213,438

Security		Par (000)	Value

Banks (continued)
Santander Holdings USA, Inc., 4.50%, 07/17/25(f)	USD	1,750	$1,985,480
Santander UK Group Holdings PLC, 2.88%, 08/05/21(f)		950	963,305
Standard Chartered PLC, (3 mo. LIBOR US + 1.08%), 3.89%, 03/15/24(a)(b)(f)		1,500	1,595,542
Unione di Banche Italiane SpA, (5 year EUR Swap + 5.75%), 5.88%, 03/04/29(a)	EUR	100	136,468

			9,952,547

Beverages — 1.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46(f)	USD	800	1,040,184
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(b)(f)(g)		891	951,143
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%, 04/30/25(b)		244	257,420
4.13%, 08/15/26(b)(f)		276	288,420
4.75%, 07/15/27	GBP	100	141,708
4.75%, 07/15/27(b)		100	141,708
5.25%, 08/15/27(b)(f)	USD	652	684,476
Ball Corp., 4.88%, 03/15/26		86	97,137
Canpack SA/Eastern PA Land Investment Holding LLC, 3.13%, 11/01/25(b)		211	210,473
Central American Bottling Corp.
5.75%, 01/31/27(b)		176	186,450
5.75%, 01/31/27		105	111,234
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		34	41,395
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(b)(f)		794	809,666
OI European Group BV, 2.88%, 02/15/25	EUR	100	123,689
Silgan Holdings, Inc., 4.13%, 02/01/28	USD	58	60,248
Trivium Packaging Finance BV
3.75%, 08/15/26	EUR	100	125,463
5.50%, 08/15/26(b)(f)	USD	1,004	1,061,730
8.50%, 08/15/27(b)(f)		1,367	1,496,865

			7,829,409

Biotechnology — 0.0%
Emergent BioSolutions, Inc., 3.88%, 08/15/28(b)		76	78,698

Building Materials — 0.9%
Boise Cascade Co., 4.88%, 07/01/30(b)		136	147,220
Cemex SAB de CV, 5.45%, 11/19/29		200	219,750
Cornerstone Building Brands, Inc., 6.13%, 01/15/29(b)		362	384,625
CP Atlas Buyer, Inc., 7.00%, 12/01/28(b)		93	96,720
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(b)		410	440,750
Griffon Corp., 5.75%, 03/01/28		87	92,002
James Hardie International Finance DAC, 5.00%, 01/15/28(b)		200	212,434
Jeld-Wen, Inc.(b)
6.25%, 05/15/25		146	157,680
4.63%, 12/15/25		55	56,128
4.88%, 12/15/27		17	17,978
Masonite International Corp.(b)
5.75%, 09/15/26		86	89,870
5.38%, 02/01/28		101	108,449
Norbord, Inc., 6.25%, 04/15/23(b)		152	164,920
SRM Escrow Issuer LLC, 6.00%, 11/01/28(b)		1,188	1,241,644

56	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Materials (continued)
Standard Industries, Inc.
2.25%, 11/21/26	EUR	100	$123,226
5.00%, 02/15/27(b)	USD	174	181,830
4.75%, 01/15/28(b)		46	48,415
4.38%, 07/15/30(b)(f)		479	512,401
3.38%, 01/15/31(b)(f)		628	631,140
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(b)		235	246,750

			5,173,932

Building Products(b) — 0.3%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27		262	275,199
LBM Acquisition LLC, 6.25%, 01/15/29		198	204,435
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26		388	411,179
SRS Distribution, Inc., 8.25%, 07/01/26(f)		466	495,125
White Cap Buyer LLC, 6.88%, 10/15/28		495	527,794

			1,913,732

Capital Markets — 0.5%
Charles Schwab Corp., (10 year CMT + 3.08%), 4.00%(a)(i)		835	878,838
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.25%, 02/01/22(f)		299	299,748
4.75%, 09/15/24		93	96,604
6.38%, 12/15/25		120	124,140
6.25%, 05/15/26		366	387,557
5.25%, 05/15/27(f)		489	524,208
Intercorp Peru Ltd., 3.88%, 08/15/29(b)		225	233,156
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(g)	EUR	100	124,303
NFP Corp., 6.88%, 08/15/28(b)	USD	221	235,957
Owl Rock Capital Corp., 5.25%, 04/15/24(f)		88	95,240
RP Escrow Issuer LLC, 5.25%, 12/15/25(b)		156	163,029

			3,162,780

Chemicals — 1.6%
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(b)(f)(g)		656	660,920
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(b)(f)		1,830	1,862,025
Axalta Coating Systems LLC, 3.38%, 02/15/29(b)		297	297,000
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(b).		170	180,838
Blue Cube Spinco LLC
9.75%, 10/15/23		52	53,430
10.00%, 10/15/25(f)		380	402,325
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		278	310,057
Element Solutions, Inc., 3.88%, 09/01/28(b)(f)		1,191	1,225,241
Equate Petrochemical BV, 4.25%, 11/03/26(b)		211	234,803
GCP Applied Technologies, Inc., 5.50%, 04/15/26(b) .		165	169,950
HB Fuller Co., 4.25%, 10/15/28		98	100,450
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(b)		360	396,000
INEOS Finance PLC, 3.38%, 03/31/26	EUR	100	125,860
Ingevity Corp., 3.88%, 11/01/28(b)	USD	84	84,630
Minerals Technologies, Inc., 5.00%, 07/01/28(b)		169	176,842
Monitchem HoldCo 3 SA, 5.25%, 03/15/25	EUR	100	126,459
NOVA Chemicals Corp., 4.88%, 06/01/24(b)	USD	67	69,764

Security		Par (000)	Value

Chemicals (continued)
Orbia Advance Corp. SAB de CV, 5.50%, 01/15/48(b)	USD	200	$240,562
PQ Corp., 5.75%, 12/15/25(b)(f)		543	557,254
Valvoline, Inc.
4.38%, 08/15/25		130	134,260
4.25%, 02/15/30(b)		126	133,560
3.63%, 06/15/31(b)(j)		1	1,026
WESCO Distribution, Inc.(b)(f)
7.13%, 06/15/25		676	743,485
7.25%, 06/15/28		616	700,571
WR Grace & Co-Conn(b)
5.63%, 10/01/24		216	233,010
4.88%, 06/15/27		189	200,438
Yingde Gases Investment Ltd., 6.25%, 01/19/23		200	206,125

			9,626,885

Commercial Services & Supplies — 0.6%
ADT Security Corp.
4.13%, 06/15/23		9	9,595
4.88%, 07/15/32(b)(f)		575	623,156
APX Group, Inc.
7.88%, 12/01/22(f)		252	252,630
8.50%, 11/01/24		60	63,000
ASGN, Inc., 4.63%, 05/15/28(b)		91	94,640
Fortress Transportation & Infrastructure Investors LLC, 6.50%, 10/01/25(b)		75	78,383
Herc Holdings, Inc., 5.50%, 07/15/27(b)		383	405,980
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	124,580
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5.25%, 04/15/24	USD	141	150,518
5.75%, 04/15/26(f)		320	350,400
3.38%, 08/31/27		341	338,443
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(b)		187	192,470
United Rentals North America, Inc.
5.88%, 09/15/26		17	17,998
5.50%, 05/15/27		339	362,730
3.88%, 11/15/27		178	186,455
5.25%, 01/15/30		161	178,710
4.00%, 07/15/30		70	73,675

			3,503,363

Communications Equipment — 0.6%
Avaya, Inc., 6.13%, 09/15/28(b)(f)		606	647,366
CommScope Technologies LLC(b)
6.00%, 06/15/25		360	368,100
5.00%, 03/15/27		240	236,400
CommScope, Inc.(b)
5.50%, 03/01/24(f)		749	772,219
6.00%, 03/01/26		358	377,189
8.25%, 03/01/27		39	41,632
7.13%, 07/01/28		35	37,275
Nokia OYJ
3.38%, 06/12/22		106	109,545
4.38%, 06/12/27		149	162,503
ViaSat, Inc.(b)(f)
5.63%, 04/15/27		545	572,250
6.50%, 07/15/28		477	516,214

			3,840,693

Construction & Engineering — 0.1%
frontdoor, Inc., 6.75%, 08/15/26(b)(f)		473	504,336

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction & Engineering (continued)
KBR, Inc., 4.75%, 09/30/28(b)	USD	186	$193,905
SPIE SA, 2.63%, 06/18/26	EUR	100	127,785

			826,026

Construction Materials(b) — 0.9%
American Builders & Contractors Supply Co., Inc.
5.88%, 05/15/26	USD	412	426,935
4.00%, 01/15/28(f)		375	388,125
Core & Main LP, 6.13%, 08/15/25(f)		1,743	1,801,826
H&E Equipment Services, Inc., 3.88%, 12/15/28		128	129,370
IAA, Inc., 5.50%, 06/15/27		372	394,320
KAR Auction Services, Inc., 5.13%, 06/01/25(f)		380	391,031
Picasso Finance Sub, Inc., 6.13%, 06/15/25(f)		499	533,930
Williams Scotsman International, Inc., 4.63%, 08/15/28		243	251,505
Winnebago Industries, Inc., 6.25%, 07/15/28		137	147,275
Wolverine Escrow LLC
8.50%, 11/15/24(f)		256	244,232
9.00%, 11/15/26		913	864,200

			5,572,749

Consumer Discretionary — 0.2%
Carnival Corp.
11.50%, 04/01/23(b)		281	325,038
10.13%, 02/01/26	EUR	100	141,031
9.88%, 08/01/27(b)	USD	172	197,800
Nielsen Finance LLC/Nielsen Finance Co.(b)
5.63%, 10/01/28		479	520,457
5.88%, 10/01/30		239	270,369

			1,454,695

Consumer Finance — 1.6%
Equifax, Inc., 2.60%, 12/15/25		59	63,684
MPH Acquisition Holdings LLC, 5.75%, 11/01/28(b)(f)		723	710,564
Muthoot Finance Ltd.
6.13%, 10/31/22(b)		427	446,749
4.40%, 09/02/23		200	203,625
Navient Corp.
7.25%, 09/25/23		129	141,381
6.13%, 03/25/24		86	91,805
5.88%, 10/25/24		82	87,125
5.00%, 03/15/27		258	260,258
OneMain Finance Corp.
6.13%, 05/15/22		70	74,200
6.88%, 03/15/25		226	262,442
7.13%, 03/15/26		374	442,255
6.63%, 01/15/28		221	262,437
5.38%, 11/15/29		78	87,750
4.00%, 09/15/30		100	103,761
PayPal Holdings, Inc., 1.65%, 06/01/25		162	169,255
Refinitiv US Holdings, Inc.(b)
4.50%, 05/15/26	EUR	400	513,704
6.25%, 05/15/26(f)	USD	1,444	1,541,470
8.25%, 11/15/26(f)		972	1,060,695
Sabre GLBL, Inc.(b)
5.25%, 11/15/23		43	43,538
9.25%, 04/15/25		227	270,130
7.38%, 09/01/25		252	273,420

Security		Par (000)	Value

Consumer Finance (continued)
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26(b)	USD	284	$295,360
Verscend Escrow Corp., 9.75%, 08/15/26(b)(f)		1,758	1,905,232
WEX, Inc., 4.75%, 02/01/23(b)		203	203,254

			9,514,094

Containers & Packaging — 0.4%
Celulosa Arauco y Constitucion SA, 4.20%, 01/29/30		200	225,625
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		196	216,021
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		424	439,900
Graham Packaging Co., Inc., 7.13%, 08/15/28(b)		60	66,300
Graphic Packaging International LLC(b)
4.75%, 07/15/27		89	98,568
3.50%, 03/15/28		68	70,465
3.50%, 03/01/29		109	111,452
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.00%, 09/15/28(b)		162	166,455
Intertape Polymer Group, Inc., 7.00%, 10/15/26(b)		201	213,163
LABL Escrow Issuer LLC(b)
6.75%, 07/15/26(f)		380	411,529
10.50%, 07/15/27		176	198,220
Sealed Air Corp.(b)
5.13%, 12/01/24		46	50,140
6.88%, 07/15/33		44	58,080
Suzano Austria GmbH, 3.75%, 01/15/31		105	111,300

			2,437,218

Diversified Consumer Services — 0.9%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(b)(f)
6.63%, 07/15/26		1,998	2,130,467
9.75%, 07/15/27		623	679,070
Ascend Learning LLC(b)
6.88%, 08/01/25(f)		690	709,837
6.88%, 08/01/25		317	325,718
Garda World Security Corp.(b)
4.63%, 02/15/27		284	286,840
9.50%, 11/01/27(f)		191	211,533
Graham Holdings Co., 5.75%, 06/01/26(b)		140	147,000
Laureate Education, Inc., 8.25%, 05/01/25(b)		114	120,840
Service Corp. International
5.13%, 06/01/29		238	263,585
3.38%, 08/15/30(f)		263	273,575
Sotheby’s, 7.38%, 10/15/27(b)(f)		451	483,134

			5,631,599

Diversified Financial Services — 2.0%
Ally Financial, Inc., 8.00%, 11/01/31(f)		1,543	2,264,923
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	136,187
Barclays PLC(f)
3.65%, 03/16/25	USD	3,600	3,960,490
5.20%, 05/12/26		200	232,544
Central Garden & Pet Co., 4.13%, 10/15/30		188	195,990
Citigroup, Inc., (5 year CMT + 3.60%), 4.00%(a)(i)		155	159,069
Credit Suisse Group AG, (5 year CMT + 3.55%), 4.50%(a)(b)(i)		200	200,980

58	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24(b)(g)	USD	216	$192,369
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(a)(f)(i)		730	772,282
HSBC Holdings PLC, 4.38%, 11/23/26(f)		395	455,761
Intrum AB, 3.00%, 09/15/27	EUR	100	117,095
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(b)
5.25%, 03/15/22	USD	23	23,115
4.25%, 02/01/27(f)		315	309,488
Lloyds Banking Group PLC, (5 year CMT + 4.82%), 6.75%(a)(f)(i)		450	504,562
Manappuram Finance Ltd., 5.90%, 01/13/23		200	206,688
Morgan Stanley, 4.00%, 07/23/25(f)		965	1,104,319
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(b)		300	311,812
Shriram Transport Finance Co. Ltd., 5.95%, 10/24/22		420	430,106
Spectrum Brands, Inc.(b)
5.00%, 10/01/29		178	191,154
5.50%, 07/15/30		154	165,935

			11,934,869

Diversified Telecommunication Services — 3.1%
Axtel SAB de CV, 6.38%, 11/14/24(b)		200	208,437
CenturyLink, Inc.
5.13%, 12/15/26(b)(f)		1,047	1,105,590
4.00%, 02/15/27(b)(f)		349	360,342
4.50%, 01/15/29(b)		630	641,025
Series P, 7.60%, 09/15/39(f)		322	391,230
Series U, 7.65%, 03/15/42(f)		447	540,870
Series W, 6.75%, 12/01/23(f)		512	570,240
Series Y, 7.50%, 04/01/24(f)		516	584,370
Cincinnati Bell, Inc.(b)
7.00%, 07/15/24		144	149,760
8.00%, 10/15/25		67	71,439
Consolidated Communications, Inc., 6.50%, 10/01/28(b)(f)		471	503,970
Frontier Communications Corp.(b)
5.88%, 10/15/27(f)		462	499,537
5.00%, 05/01/28		674	702,645
6.75%, 05/01/29		418	447,260
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(b)(f)		476	487,305
Level 3 Financing, Inc.
5.38%, 05/01/25		90	92,561
4.63%, 09/15/27(b)		111	115,932
4.25%, 07/01/28(b)(f)		820	842,550
3.63%, 01/15/29(b)		432	430,920
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(g)		206	219,326
SoftBank Group Corp.
4.50%, 04/20/25	EUR	100	130,717
4.75%, 07/30/25		100	132,952
5.00%, 04/15/28		100	136,031
Sprint Capital Corp.(f)
6.88%, 11/15/28	USD	1,245	1,641,508
8.75%, 03/15/32		659	1,043,444
Switch Ltd., 3.75%, 09/15/28(b)		316	320,740
Telecom Italia Capital SA
6.38%, 11/15/33		222	273,060

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telecom Italia Capital SA (continued)
6.00%, 09/30/34	USD	432	$526,215
7.20%, 07/18/36		98	132,219
7.72%, 06/04/38		173	240,470
Telecom Italia SpA
4.00%, 04/11/24	EUR	150	197,970
5.30%, 05/30/24(b)(f)	USD	400	435,000
Verizon Communications, Inc., 3.38%, 02/15/25(f)		156	173,259
Zayo Group Holdings, Inc.(b)(f)
4.00%, 03/01/27		2,639	2,645,597
6.13%, 03/01/28		1,349	1,426,567

			18,421,058

Education — 0.0%
Bright Scholar Education Holdings Ltd., 7.45%, 07/31/22		200	207,000

Electric Utilities — 0.7%
Black Hills Corp., 3.15%, 01/15/27(f)		305	331,784
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		275	294,336
Enel Finance International NV, 3.63%, 05/25/27(b)(f) .		900	1,021,247
Energuate Trust, 5.88%, 05/03/27(b)		200	211,125
Exelon Corp., 3.40%, 04/15/26(f)		140	157,689
FirstEnergy Corp.
2.65%, 03/01/30		26	26,083
Series B, 3.90%, 07/15/27		95	104,718
Series B, 2.25%, 09/01/30		21	20,313
Series C, 4.85%, 07/15/47		461	573,712
Series C, 3.40%, 03/01/50		189	181,030
FirstEnergy Transmission LLC(b)
5.45%, 07/15/44		298	378,121
4.55%, 04/01/49		144	168,168
NextEra Energy Operating Partners LP(b)
4.25%, 07/15/24(f)		361	386,270
4.25%, 09/15/24		9	9,630
PG&E Corp., 5.25%, 07/01/30		339	372,900
Pike Corp., 5.50%, 09/01/28(b)		250	264,063
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.(c)(e)(h)
11.50%, 10/01/20		300	—
Term Loan, 1.00%, 11/10/21(a)		780	—

			4,501,189

Electrical Equipment(b) — 0.1%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26		352	369,600
GrafTech Finance, Inc., 4.63%, 12/15/28		136	137,530

			507,130

Electronic Equipment, Instruments & Components — 0.3%
BWX Technologies, Inc.(b)
5.38%, 07/15/26		209	217,099
4.13%, 06/30/28		251	261,354
CDW LLC/CDW Finance Corp.
4.13%, 05/01/25		188	196,682
3.25%, 02/15/29(f)		397	404,821
Energizer Holdings, Inc.(b)
4.75%, 06/15/28		256	269,440
4.38%, 03/31/29		19	19,675

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electronic Equipment, Instruments & Components (continued)
Itron, Inc., 5.00%, 01/15/26(b)	USD	25	$25,531
Xerox Corp., 4.80%, 03/01/35		203	204,522

			1,599,124

Energy Equipment & Services — 0.3%
Archrock Partners LP/Archrock Partners Finance Corp.(b)
6.88%, 04/01/27		213	229,241
6.25%, 04/01/28		206	214,438
ChampionX Corp., 6.38%, 05/01/26		239	241,390
Halliburton Co., 3.80%, 11/15/25(f)		7	7,851
Pioneer Energy Services Corp.(b)(c)(g)
(11.00% Cash), 11.00%, 05/15/25		111	88,754
(5.00% PIK), 5.00%, 11/15/25		78	42,021
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		336	351,120
6.88%, 09/01/27(f)		570	608,520

			1,783,335

Environmental, Maintenance, & Security Service — 0.5%
Clean Harbors, Inc.(b)(f)
4.88%, 07/15/27		250	260,828
5.13%, 07/15/29		172	187,910
Covanta Holding Corp., 5.00%, 09/01/30		91	97,364
GFL Environmental, Inc.(b)
4.25%, 06/01/25		86	89,225
3.75%, 08/01/25		266	272,650
5.13%, 12/15/26(f)		563	598,891
8.50%, 05/01/27		233	258,630
4.00%, 08/01/28		337	339,527
3.50%, 09/01/28		324	329,873
Stericycle Inc., 3.88%, 01/15/29(b)		162	166,455
Tervita Corp., 11.00%, 12/01/25(b)		113	121,593
Waste Pro USA, Inc., 5.50%, 02/15/26(b)(f)		471	481,597

			3,204,543

Equity Real Estate Investment Trusts (REITs) — 1.6%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(b)		141	138,885
ERP Operating LP, 3.38%, 06/01/25(f)		1,015	1,121,792
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, 12/15/27(b)		273	281,459
Iron Mountain, Inc.(b)
4.88%, 09/15/29		32	33,760
5.25%, 07/15/30(f)		654	706,320
5.63%, 07/15/32(f)		469	517,073
LMIRT Capital Pte Ltd., 7.25%, 06/19/24		229	228,857
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24(f)		1,334	1,448,924
4.63%, 06/15/25(b)		455	487,305
4.50%, 09/01/26(f)		637	685,348
5.75%, 02/01/27		27	30,291
4.50%, 01/15/28		432	459,596
3.88%, 02/15/29(b)		426	435,585
MPT Operating Partnership LP/MPT Finance Corp.(f)
5.00%, 10/15/27		139	147,861
4.63%, 08/01/29		399	426,431

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
MPT Operating Partnership LP/MPT Finance Corp.(f) (continued)
3.50%, 03/15/31	USD	463	$478,048
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27(f)		604	625,140
Starwood Property Trust, Inc., 5.00%, 12/15/21		234	237,924
Trust Fibra Uno, 6.95%, 01/30/44		200	244,438
Ventas Realty LP, 4.13%, 01/15/26(f)		650	747,708

			9,482,745

Food & Staples Retailing — 1.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
5.75%, 03/15/25		11	11,330
3.25%, 03/15/26(b)(f)		582	590,730
7.50%, 03/15/26(b)(f)		107	119,738
4.63%, 01/15/27(b)(f)		766	814,832
5.88%, 02/15/28(b)		320	348,221
4.88%, 02/15/30(b)		211	232,497
BRF GmbH, 4.35%, 09/29/26		200	210,750
Cydsa SAB de CV, 6.25%, 10/04/27(b)		252	265,230
Grupo KUO SAB de CV, 5.75%, 07/07/27(b)		200	210,438
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24		200	208,313
Kraft Heinz Foods Co.
4.25%, 03/01/31(b)(f)		709	790,576
5.00%, 07/15/35		127	153,955
6.88%, 01/26/39(f)		233	322,858
4.63%, 10/01/39(b)		77	85,975
6.50%, 02/09/40		155	209,515
5.00%, 06/04/42		129	151,352
5.20%, 07/15/45		351	417,358
4.38%, 06/01/46(f)		377	407,893
4.88%, 10/01/49(b)(f)		1,062	1,238,954
5.50%, 06/01/50(b)(f)		1,247	1,570,911
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(b)(f)		313	349,386
Picard Groupe SAS, (3 mo. EURIBOR + 3.00%), 3.00%, 11/30/23(a)	EUR	100	121,860
Post Holdings, Inc.(b)
5.75%, 03/01/27	USD	253	267,864
5.63%, 01/15/28		73	77,745
5.50%, 12/15/29(f)		230	250,987
4.63%, 04/15/30(f)		325	341,887

			9,771,155

Food Products(b) — 0.9%
Aramark Services, Inc.(f)
5.00%, 04/01/25		623	641,690
6.38%, 05/01/25		243	259,706
5.00%, 02/01/28		658	693,367
Chobani LLC/Chobani Finance Corp., Inc.(f)
7.50%, 04/15/25		512	536,883
4.63%, 11/15/28		269	273,035
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(i)		200	214,625
JBS USA LUX SA/JBS USA Finance, Inc.
5.75%, 06/15/25(f)		1,006	1,037,940
6.75%, 02/15/28		361	403,982
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(f)		492	572,737
MHP Lux SA, 6.25%, 09/19/29		200	204,063

60	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
Minerva Luxembourg SA, 6.50%, 09/20/26	USD	200	$209,688
Simmons Foods, Inc., 7.75%, 01/15/24		270	281,138

			5,328,854

Health Care Equipment & Supplies(b) — 0.5%
Avantor Funding, Inc., 4.63%, 07/15/28(f)		959	1,014,142
Hologic, Inc.
4.63%, 02/01/28		206	218,618
3.25%, 02/15/29		146	148,555
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(f)
7.38%, 06/01/25		589	627,285
7.25%, 02/01/28		1,224	1,291,320

			3,299,920

Health Care Providers & Services — 3.7%
Acadia Healthcare Co., Inc.
5.63%, 02/15/23		33	33,083
5.50%, 07/01/28(b)		204	219,106
5.00%, 04/15/29(b)		171	182,543
AdaptHealth LLC, 6.13%, 08/01/28(b)		147	157,841
AHP Health Partners, Inc., 9.75%, 07/15/26(b)		353	389,624
Centene Corp.
5.38%, 06/01/26(b)(f)		336	354,383
5.38%, 08/15/26(b)		278	293,637
4.25%, 12/15/27(f)		517	548,020
4.63%, 12/15/29(f)		1,535	1,704,172
3.00%, 10/15/30		258	273,454
CHS/Community Health Systems, Inc.(b)
8.63%, 01/15/24(f)		680	708,900
6.63%, 02/15/25(f)		499	525,188
8.00%, 03/15/26(f)		1,331	1,434,152
5.63%, 03/15/27		824	886,006
6.00%, 01/15/29		604	652,477
Encompass Health Corp., 4.63%, 04/01/31		102	109,140
HCA, Inc.
5.38%, 02/01/25(f)		490	551,020
5.88%, 02/15/26		46	52,900
5.38%, 09/01/26(f)		430	494,242
5.63%, 09/01/28(f)		692	816,560
5.88%, 02/01/29(f)		516	620,996
3.50%, 09/01/30(f)		895	951,006
5.50%, 06/15/47(f)		650	868,212
Legacy LifePoint Health LLC(b)
6.75%, 04/15/25		190	204,024
4.38%, 02/15/27		217	217,271
LifePoint Health, Inc., 5.38%, 01/15/29(b)		151	150,675
Molina Healthcare, Inc.(b)
4.38%, 06/15/28		258	271,545
3.88%, 11/15/30		231	247,747
Providence Service Corp., 5.88%, 11/15/25(b)		71	75,083
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26(b)		53	58,300
Surgery Center Holdings, Inc.(b)(f)
6.75%, 07/01/25		611	621,692
10.00%, 04/15/27		434	479,570
Teleflex, Inc.
4.88%, 06/01/26		87	90,592
4.63%, 11/15/27		58	62,333
4.25%, 06/01/28(b)(f)		368	390,080
Tenet Healthcare Corp. 4.63%, 07/15/24(f)		514	526,860

Security		Par (000)	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp. (continued)
4.63%, 09/01/24(b)(f)	USD	367	$378,927
7.50%, 04/01/25(b)		163	178,078
4.88%, 01/01/26(b)(f)		1,596	1,669,592
6.25%, 02/01/27(b)(f)		169	179,140
5.13%, 11/01/27(b)(f)		959	1,015,341
4.63%, 06/15/28(b)		81	84,848
6.13%, 10/01/28(b)(f)		430	448,051
UnitedHealth Group, Inc., 3.75%, 07/15/25(f)		1,470	1,674,824
Vizient, Inc., 6.25%, 05/15/27(b)		407	437,525

			22,288,760

Health Care Technology — 0.7%
Catalent Pharma Solutions, Inc.
4.88%, 01/15/26(b)		324	330,480
5.00%, 07/15/27(b)(f)		365	385,491
2.38%, 03/01/28	EUR	100	122,426
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(b)(f)	USD	791	806,820
Charles River Laboratories International, Inc.(b)
5.50%, 04/01/26(f)		207	216,812
4.25%, 05/01/28		159	166,553
IQVIA, Inc.
3.25%, 03/15/25	EUR	148	182,612
5.00%, 10/15/26(b)(f)	USD	463	483,835
5.00%, 05/15/27(b)(f)		637	677,147
Mednax, Inc.(b)
5.25%, 12/01/23		168	170,066
6.25%, 01/15/27		245	262,753
Syneos Health, Inc., 3.63%, 01/15/29(b)(f)		465	466,286
Synlab Bondco PLC, (3 mo. EURIBOR + 4.75%), 4.75%, 07/01/25(a)	EUR	100	124,578

			4,395,859

Hotels, Restaurants & Leisure — 4.7%
1011778 BC ULC/New Red Finance, Inc.(b)
5.75%, 04/15/25	USD	207	221,490
3.88%, 01/15/28		423	429,671
4.38%, 01/15/28		302	311,060
3.50%, 02/15/29		97	96,879
4.00%, 10/15/30		62	62,833
Accor SA, 0.70%, 12/07/27	EUR	47	29,881
Boyd Gaming Corp.
8.63%, 06/01/25(b)	USD	97	107,882
6.38%, 04/01/26		146	151,666
6.00%, 08/15/26		112	116,200
4.75%, 12/01/27		179	185,936
Boyne USA, Inc., 7.25%, 05/01/25(b)(f)		254	266,382
Caesars Entertainment, Inc.(b)(f)
6.25%, 07/01/25		1,466	1,561,290
8.13%, 07/01/27		1,045	1,156,839
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(b)(f)		478	506,478
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(b)(f)		504	525,420
Churchill Downs, Inc.(b)
5.50%, 04/01/27(f)		899	951,816
4.75%, 01/15/28		358	376,795
Cirsa Finance International Sarl, 4.75%, 05/22/25	EUR	100	118,867
Fortune Star BVI Ltd. 5.95%, 01/29/23	USD	200	205,250

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Fortune Star BVI Ltd. (continued)
6.75%, 07/02/23	USD	250	$263,047
5.95%, 10/19/25		475	496,969
GLP Capital LP/GLP Financing II, Inc.
5.25%, 06/01/25(f)		333	374,652
5.38%, 04/15/26		174	199,695
Golden Nugget, Inc., 6.75%, 10/15/24(b)(f)		1,462	1,451,503
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(b)		145	154,062
5.13%, 05/01/26(f)		650	671,125
5.75%, 05/01/28(b)		99	107,662
4.88%, 01/15/30(f)		1,042	1,138,385
4.00%, 05/01/31(b)		411	433,650
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 06/01/26(b)(f)		368	381,800
Las Vegas Sands Corp.
2.90%, 06/25/25		52	54,415
3.50%, 08/18/26		47	50,294
3.90%, 08/08/29		43	46,244
Marriott International, Inc., Series EE, 5.75%, 05/01/25		178	208,207
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		40	41,800
McDonald’s Corp., 3.70%, 01/30/26(f)		405	461,331
Melco Resorts Finance Ltd., 5.25%, 04/26/26		250	261,250
MGM China Holdings Ltd., 5.88%, 05/15/26		250	263,410
MGM Resorts International
7.75%, 03/15/22(f)		575	612,375
6.00%, 03/15/23(f)		416	446,680
5.75%, 06/15/25		29	32,064
Powdr Corp., 6.00%, 08/01/25(b)		212	223,130
Scientific Games International, Inc.
8.63%, 07/01/25(b)		203	222,285
5.00%, 10/15/25(b)(f)		867	894,649
3.38%, 02/15/26	EUR	100	121,096
8.25%, 03/15/26(b)(f)	USD	565	608,844
7.00%, 05/15/28(b)		174	187,087
7.25%, 11/15/29(b)		51	55,972
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(b)(f)		753	813,240
Spirit Issuer PLC, Series A5, 5.47%, 12/28/34	GBP	4,500	6,377,184
Stonegate Pub Co. Financing PLC, 8.25%, 07/31/25		100	138,459
Studio City Finance Ltd., 7.25%, 02/11/24	USD	250	260,156
Vail Resorts, Inc., 6.25%, 05/15/25(b)		154	164,395
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(b)		158	164,170
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(b)		192	197,904
Wynn Macau Ltd., 5.50%, 10/01/27		200	206,875
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(b)
7.75%, 04/15/25		239	259,016
5.13%, 10/01/29(f)		584	611,740
Yum! Brands, Inc.
7.75%, 04/01/25(b)(f)		395	437,462
4.75%, 01/15/30(b)(f)		358	392,547

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc. (continued)
3.63%, 03/15/31	USD	130	$131,408
5.35%, 11/01/43		71	80,230

			28,081,104
Household Durables — 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.(b)
6.25%, 09/15/27		217	230,834
4.88%, 02/15/30		412	425,905
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(b)		232	247,950
Controladora Mabe SA de CV, 5.60%, 10/23/28(b)		200	235,750
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(b)		307	322,350
Lennar Corp.
4.75%, 05/30/25		4	4,570
5.25%, 06/01/26		28	33,180
4.75%, 11/29/27(f)		137	161,907
Mattamy Group Corp., 4.63%, 03/01/30(b)		233	246,980
MDC Holdings, Inc., 6.00%, 01/15/43		203	272,131
Meritage Homes Corp., 5.13%, 06/06/27		50	55,875
NCR Corp.(b)
5.75%, 09/01/27		220	233,750
5.00%, 10/01/28		110	116,050
6.13%, 09/01/29		92	101,890
5.25%, 10/01/30		111	119,047
PulteGroup, Inc.
5.00%, 01/15/27		24	28,320
7.88%, 06/15/32		21	31,421
6.38%, 05/15/33(f)		469	642,577
Taylor Morrison Communities, Inc.(b)
5.88%, 06/15/27		245	277,663
5.13%, 08/01/30		149	166,880
Tempur Sealy International, Inc., 5.50%, 06/15/26		180	187,326
Toll Brothers Finance Corp., 4.35%, 02/15/28		12	13,320
TRI Pointe Group, Inc., 5.25%, 06/01/27		15	16,312
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24		11	12,007

			4,183,995
Household Products — 0.0%
ACCO Brands Corp., 5.25%, 12/15/24(b)		85	87,338
Berkline Benchcraft LLC, 4.50%, 06/01/21(a)(c)(e)(h)		200	—
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(b)		72	75,111

			162,449
Independent Power and Renewable Electricity Producers — 1.4%
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24		200	221,187
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24		200	212,875
Calpine Corp.(b)
5.25%, 06/01/26(f)		481	497,594
4.50%, 02/15/28(f)		581	604,240
5.13%, 03/15/28(f)		1,275	1,341,262
4.63%, 02/01/29(f)		359	369,153
5.00%, 02/01/31		373	389,785
3.75%, 03/01/31		241	238,670

62	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Independent Power and Renewable Electricity Producers (continued)
Clearway Energy Operating LLC
5.75%, 10/15/25	USD	214	$225,235
4.75%, 03/15/28(b)(f)		287	307,807
ENN Clean Energy International Investment Ltd., 7.50%, 02/27/21		200	200,500
Greenko Dutch BV, 5.25%, 07/24/24		200	207,500
Greenko Mauritius Ltd., 6.25%, 02/21/23		200	207,500
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26		200	215,187
India Green Energy Holdings 5.38%, 04/29/24(b)		250	262,812
5.38%, 04/29/24		250	262,812
NRG Energy, Inc. 6.63%, 01/15/27(f)		745	786,750
5.75%, 01/15/28		63	68,828
5.25%, 06/15/29(b)(f)		253	278,300
3.63%, 02/15/31(b)		396	407,405
ReNew Power Pvt Ltd., 5.88%, 03/05/27		200	212,063
ReNew Power Synthetic, 6.67%, 03/12/24		200	210,938
TerraForm Power Operating LLC(b) 4.25%, 01/31/23		106	109,578
5.00%, 01/31/28		96	107,870
4.75%, 01/15/30		186	199,020

			8,144,871

Insurance — 1.8%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(b)		63	66,699
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(b)(f) 4.25%, 10/15/27		1,112	1,137,020
6.75%, 10/15/27		1,882	2,013,740
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25(f) 360 391,035
AmWINS Group, Inc., 7.75%, 07/01/26(b)		297	318,948
Aon PLC, 3.88%, 12/15/25(f)		1,115	1,271,166
Asahi Mutual Life Insurance Co., (5 year USD Swap + 4.59%), 6.50%(a)(i)		306	328,345
Assicurazioni Generali SpA, (3 mo. EURIBOR + 5.35%), 5.50%, 10/27/47(a)	EUR	100	150,294
AssuredPartners, Inc., 5.63%, 01/15/29(b)	USD	267	278,681
Global Atlantic Fin Co., 8.63%, 04/15/21(b)(f)		750	762,618
GTCR AP Finance, Inc., 8.00%, 05/15/27(b)		355	385,512
HUB International Ltd., 7.00%, 05/01/26(b)(f)		1,418	1,482,930
Lincoln National Corp., 3.35%, 03/09/25(f)		845	927,336
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (3 mo. EURIBOR + 3.50%), 6.00%, 05/26/41(a)	EUR	400	499,787
Nationwide Building Society, (5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(a)(b)(f)	USD	595	650,709
Unipol Gruppo SpA, 3.25%, 09/23/30	EUR	100	129,283

			10,794,103

Interactive Media & Services — 0.7%
21Vianet Group, Inc., 7.88%, 10/15/21	USD	200	204,000
Arches Buyer, Inc., 4.25%, 06/01/28(b)		110	111,397
Cablevision Lightpath LLC(b) 3.88%, 09/15/27		200	201,250
5.63%, 09/15/28		400	418,500

Netflix, Inc.
3.63%, 06/15/25(b)		96	102,791
4.88%, 04/15/28		109	122,919

Security		Par (000)	Value

Interactive Media & Services (continued)

Netflix, Inc. (continued)
5.88%, 11/15/28(f)	USD	730	$875,088
5.38%, 11/15/29(b)(f)		793	934,749
3.63%, 06/15/30	EUR	100	138,691
4.88%, 06/15/30(b)(f)	USD	507	583,050
Twitter, Inc., 3.88%, 12/15/27(b)		129	137,385
United Group BV, 4.00%, 11/15/27	EUR	100	121,891

			3,951,711

Internet Software & Services(b) — 0.7%
Expedia Group, Inc.
3.60%, 12/15/23	USD	325	346,354
6.25%, 05/01/25(f)		1,067	1,236,760

Go Daddy Operating Co. LLC/GD Finance Co., Inc.,
5.25%, 12/01/27		303	318,907
Match Group Holdings II LLC
4.63%, 06/01/28		157	164,556
5.63%, 02/15/29		177	192,930
4.13%, 08/01/30		230	239,200
TripAdvisor, Inc., 7.00%, 07/15/25		44	47,520

Uber Technologies, Inc.(f)
7.50%, 05/15/25		724	782,079
8.00%, 11/01/26		280	305,584
7.50%, 09/15/27		448	492,800
6.25%, 01/15/28		318	345,825

			4,472,515

IT Services(b) — 1.3%
Austin BidCo, Inc., 7.13%, 12/15/28		72	75,150
Banff Merger Sub, Inc., 9.75%, 09/01/26(f)		1,667	1,800,610
Booz Allen Hamilton, Inc., 3.88%, 09/01/28(f)		363	373,890
Camelot Finance SA, 4.50%, 11/01/26(f)		623	650,256
Castle U.S. Holding Corp., 9.50%, 02/15/28		534	534,000

Dun & Bradstreet Corp.(f)
6.88%, 08/15/26		597	641,775
10.25%, 02/15/27		297	334,867
Fair Isaac Corp., 4.00%, 06/15/28		169	177,873

Gartner, Inc.
4.50%, 07/01/28		296	312,280
3.75%, 10/01/30(f)		427	449,956
Presidio Holdings, Inc., 4.88%, 02/01/27		329	348,997
Rackspace Technology Global, Inc., 5.38%,
12/01/28		426	446,320

Science Applications International Corp., 4.88%,
04/01/28(f)		254	269,240

Tempo Acquisition LLC/Tempo Acquisition Finance
Corp.
5.75%, 06/01/25		243	258,187
6.75%, 06/01/25(f)		934	965,336

			7,638,737

Leisure Products — 0.2%

Mattel, Inc.
6.75%, 12/31/25(b)(f)		654	690,277
5.88%, 12/15/27(b)		293	325,596
6.20%, 10/01/40		67	78,223
5.45%, 11/01/41		167	183,759

			1,277,855

Machinery — 0.7%

ATS Automation Tooling Systems, Inc., 4.13%,
12/15/28(b)		108	109,890

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery (continued)
Colfax Corp.(b)
6.00%, 02/15/24(f)	USD	432	$447,669
6.38%, 02/15/26		170	181,475
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25(b)(g)		558	606,825
Mueller Water Products, Inc., 5.50%, 06/15/26(b)		336	348,180
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(b)		353	359,619
Stevens Holding Co., Inc., 6.13%, 10/01/26(b)		167	180,360
Terex Corp., 5.63%, 02/01/25(b)(f)		324	333,760
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(b)(f)		727	756,080
Vertical Holdco GmbH, 7.63%, 07/15/28(b)		400	436,000
Vertical Midco GmbH, 4.38%, 07/15/27	EUR	100	128,548
Vertical US Newco, Inc., 5.25%, 07/15/27(b)(f)	USD	394	417,640

			4,306,046

Media — 8.4%
Altice Financing SA
7.50%, 05/15/26(b)(f)		1,143	1,206,208
3.00%, 01/15/28	EUR	100	117,453
5.00%, 01/15/28(b)(f)	USD	378	387,312
Altice France Holding SA(b)
10.50%, 05/15/27(f)		1,473	1,653,442
6.00%, 02/15/28		382	386,775
AMC Networks, Inc., 4.75%, 08/01/25		222	229,259
Block Communications, Inc., 4.88%, 03/01/28(b)		128	131,840
Cable Onda SA, 4.50%, 01/30/30		215	237,172
Cable One, Inc., 4.00%, 11/15/30(b)		245	254,494
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
5.13%, 05/01/27(f)		680	721,609
5.88%, 05/01/27(f)		349	362,524
5.00%, 02/01/28		34	35,955
5.38%, 06/01/29(f)		1,202	1,317,692
4.75%, 03/01/30		132	142,428
4.50%, 08/15/30(f)		1,300	1,379,625
4.25%, 02/01/31(f)		860	906,320
4.50%, 05/01/32(f)		1,188	1,268,451
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25(f)		2,425	2,816,511
Clear Channel International BV, 6.63%, 08/01/25(b)		384	405,120
Clear Channel Worldwide Holdings, Inc.(f) 9.25%, 02/15/24		811	821,137
5.13%, 08/15/27(b)		1,880	1,898,800
Comcast Corp., 3.95%, 10/15/25(f)		3,000	3,446,640
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(b)(f)		2,066	2,225,495
CSC Holdings LLC
6.75%, 11/15/21		187	195,415
5.25%, 06/01/24		123	133,135
6.50%, 02/01/29(b)(f)		865	976,628
5.75%, 01/15/30(b)(f)		660	723,525
4.13%, 12/01/30(b)(f)		397	415,103
4.63%, 12/01/30(b)		1,648	1,720,100
3.38%, 02/15/31(b)(f)		665	652,531
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(b)(f)		590	479,375
Discovery Communications LLC(f) 3.25%, 04/01/23		1,490	1,568,731
3.45%, 03/15/25		170	186,594

Security		Par (000)	Value

Media (continued)
DISH DBS Corp.
6.75%, 06/01/21(f)	USD	627	$639,672
5.88%, 07/15/22(f)		1,396	1,458,820
5.00%, 03/15/23		358	369,635
7.75%, 07/01/26(f)		528	591,365
DISH Network Corp.(k)
2.38%, 03/15/24		312	290,762
3.38%, 08/15/26		385	366,994
Entercom Media Corp., 6.50%, 05/01/27(b)		286	290,647
GCI LLC, 4.75%, 10/15/28(b)		89	94,923
Hughes Satellite Systems Corp., 5.25%, 08/01/26		177	195,364
iHeartCommunications, Inc.
6.38%, 05/01/26		264	282,663
5.25%, 08/15/27(b)		122	128,100
4.75%, 01/15/28(b)		78	80,048
Lamar Media Corp.
5.75%, 02/01/26		124	127,875
4.00%, 02/15/30		126	130,725
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(b)(f)		600	645,750
Liberty Broadband Corp.(b)(k)
1.25%, 09/30/50		256	258,435
2.75%, 09/30/50		825	882,554
Ligado Networks LLC, (15.50% PIK), 15.50%, 11/01/23(b)(g)		435	421,950
Lions Gate Capital Holdings LLC(b)
6.38%, 02/01/24		25	25,625
5.88%, 11/01/24		171	173,565
Live Nation Entertainment, Inc.(b)
4.88%, 11/01/24		31	31,388
2.00%, 02/15/25(k)		146	154,503
6.50%, 05/15/27(f)		966	1,080,490
4.75%, 10/15/27		91	93,268
3.75%, 01/15/28(j)		189	190,966
Meredith Corp., 6.88%, 02/01/26		56	54,600
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(b)		177	184,965
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(a)(i)		250	266,641
Outfront Media Capital LLC/ Outfront Media Capital Corp., 5.00%, 08/15/27(b)(f)		413	420,227
Qualitytech LP/QTS Finance Corp., 3.88%, 10/01/28(b)		295	300,900
Radiate Holdco LLC/Radiate Finance, Inc.(b)(f)
4.50%, 09/15/26		919	947,719
6.50%, 09/15/28		1,644	1,732,365
Sable International Finance Ltd.
5.75%, 09/07/27		270	287,550
5.75%, 09/07/27(b)		200	212,750
Scripps Escrow II, Inc.(b)
3.88%, 01/15/29		94	97,691
5.38%, 01/15/31		169	176,182
Sinclair Television Group, Inc., 4.13%, 12/01/30(b)		442	452,268
Sirius XM Radio, Inc.(b)
5.00%, 08/01/27		170	180,627
5.50%, 07/01/29(f)		887	975,977
4.13%, 07/01/30(f)		325	345,922
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	128,670
TEGNA, Inc., 5.50%, 09/15/24(b)	USD	28	28,455
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(b)		200	213,300
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(b)		332	343,620

64	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
Terrier Media Buyer, Inc., 8.88%, 12/15/27(b)(f)	USD	654	$721,035
Univision Communications, Inc.(b)
5.13%, 02/15/25		133	133,998
6.63%, 06/01/27		132	141,775
Videotron Ltd., 5.13%, 04/15/27(b)		439	465,889
Virgin Media Secured Finance PLC(b)
5.50%, 08/15/26		200	207,750
5.50%, 05/15/29(f)		400	433,500
4.50%, 08/15/30(f)		346	361,570
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(b)(f)		754	784,160
WMG Acquisition Corp.(b)
5.50%, 04/15/26		166	172,017
3.88%, 07/15/30		171	181,734
3.00%, 02/15/31		66	64,680
Ziggo Bond Co. BV(b)
6.00%, 01/15/27		199	210,297
5.13%, 02/28/30		225	237,442
Ziggo BV
4.25%, 01/15/27	EUR	80	102,071
5.50%, 01/15/27(b)(f)	USD	599	625,206
4.88%, 01/15/30(b)(f)		200	210,250

			50,813,289

Metals & Mining — 2.0%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24		250	268,125
Allegheny Technologies, Inc., 7.88%, 08/15/23		68	74,415
Arconic Corp.(b)
6.00%, 05/15/25		332	354,410
6.13%, 02/15/28		222	239,344
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)(f)		937	1,011,960
Constellium SE(b)
5.75%, 05/15/24(f)		506	516,333
6.63%, 03/01/25(f)		1,269	1,295,966
5.88%, 02/15/26(f)		588	605,640
5.63%, 06/15/28		250	269,375
Freeport-McMoRan, Inc.
4.38%, 08/01/28		433	460,062
4.63%, 08/01/30		507	556,432
5.40%, 11/14/34		161	201,451
5.45%, 03/15/43		1,336	1,663,320
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(b)		200	219,687
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(b)(f)		371	376,565
HTA Group Ltd., 7.00%, 12/18/25(b)		200	215,125
JSW Steel Ltd., 5.95%, 04/18/24		200	211,938
Kaiser Aluminum Corp.(b)
6.50%, 05/01/25		103	110,210
4.63%, 03/01/28		66	68,475
New Gold, Inc., 7.50%, 07/15/27(b)(f)		507	560,235
Nexa Resources SA, 5.38%, 05/04/27(b)		237	263,811
Novelis Corp.(b)(f)
5.88%, 09/30/26		502	524,590
4.75%, 01/30/30		881	949,159
Periama Holdings LLC, 5.95%, 04/19/26		200	212,500
thyssenkrupp AG
1.88%, 03/06/23	EUR	43	52,430
2.88%, 02/22/24		84	103,157

Security		Par (000)	Value

Metals & Mining (continued)
Usiminas International Sarl, 5.88%, 07/18/26(b)	USD	200	$216,938
Vale Overseas Ltd.
6.25%, 08/10/26		63	78,081
3.75%, 07/08/30		155	172,195
Vedanta Resources Finance II PLC
8.00%, 04/23/23		313	261,746
13.88%, 01/21/24		200	210,125

			12,323,800

Multi-line Retail — 0.1%
Dufry One BV, 2.00%, 02/15/27	EUR	100	114,194
Future Retail Ltd., 5.60%, 01/22/25	USD	200	169,312
Nordstrom, Inc., 8.75%, 05/15/25(b)		136	152,327

			435,833

Offshore Drilling & Other Services — 0.1%
Applied Materials, Inc., 3.90%, 10/01/25(f)		285	325,656
Entegris, Inc.(b)
4.63%, 02/10/26		190	197,125
4.38%, 04/15/28		231	246,304

			769,085

Oil, Gas & Consumable Fuels — 8.1%
Apache Corp.
4.88%, 11/15/27		211	223,660
5.10%, 09/01/40		237	252,701
5.25%, 02/01/42		30	32,335
4.75%, 04/15/43		321	332,834
4.25%, 01/15/44		184	181,540
5.35%, 07/01/49		72	73,874
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(b)
9.00%, 11/01/27		225	249,750
8.25%, 12/31/28		115	114,713
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(l)		148	112,092
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(b)		168	178,920
Brand Industrial Services, Inc., 8.50%, 07/15/25(b)(f) .		498	508,582
Buckeye Partners LP
4.13%, 03/01/25(b)(f)		262	265,275
4.50%, 03/01/28(b)(f)		362	372,860
5.85%, 11/15/43		145	142,671
5.60%, 10/15/44		166	159,568
Cellnex Telecom SA, Series CLNX, 0.75%, 11/20/31	EUR	100	117,490
Cenovus Energy, Inc.
3.00%, 08/15/22	USD	84	85,833
3.80%, 09/15/23		48	49,859
5.38%, 07/15/25(f)		327	368,676
5.40%, 06/15/47		113	132,651
Centennial Resource Production LLC, 6.88%, 04/01/27(b)(f)		255	182,962
Cheniere Energy Partners LP
5.63%, 10/01/26		173	179,920
4.50%, 10/01/29(f)		529	559,566
5.25%, 10/01/25		48	49,260
Cheniere Energy, Inc., 4.63%, 10/15/28(b)		1,311	1,376,550
Citgo Holding, Inc., 9.25%, 08/01/24(b)		228	209,760
CNX Resources Corp.(b) 7.25%, 03/14/27		216	231,120

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
CNX Resources Corp.(b) (continued)
6.00%, 01/15/29	USD	261	$267,391
Comstock Resources, Inc.
7.50%, 05/15/25(b)(f)		466	477,459
9.75%, 08/15/26		543	584,737
Continental Resources, Inc.
5.00%, 09/15/22		157	157,236
4.50%, 04/15/23		29	29,902
5.75%, 01/15/31(b)		247	274,165
4.90%, 06/01/44		233	230,439
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.25%, 04/01/23		21	21,053
5.63%, 05/01/27(b)		249	246,510
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(b)		1,188	1,213,221
CVR Energy, Inc.(b)
5.25%, 02/15/25		148	142,820
5.75%, 02/15/28		77	72,958
DCP Midstream Operating LP
5.38%, 07/15/25(f)		188	206,578
5.63%, 07/15/27		201	223,110
5.13%, 05/15/29		99	109,803
6.45%, 11/03/36(b)		226	244,080
6.75%, 09/15/37(b)(f)		392	423,360
Diamondback Energy, Inc., 3.50%, 12/01/29(f)		440	470,059
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp., 7.75%, 12/15/25(b)		241	255,552
eG Global Finance PLC
6.75%, 02/07/25(b)		396	407,880
6.25%, 10/30/25	EUR	142	178,140
8.50%, 10/30/25(b)	USD	339	361,214
Enbridge, Inc., (3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(a)(f)		1,565	1,711,598
Endeavor Energy Resources LP/EER Finance, Inc.(b)
6.63%, 07/15/25		192	205,440
5.50%, 01/30/26(f)		815	836,312
5.75%, 01/30/28		386	416,378
Energy Transfer Operating LP
5.15%, 03/15/45		63	68,273
6.13%, 12/15/45		293	346,120
6.00%, 06/15/48		136	160,253
5.00%, 05/15/50		230	249,065
EnLink Midstream LLC
5.63%, 01/15/28(b)		174	177,515
5.38%, 06/01/29		82	79,745
EnLink Midstream Partners LP
4.40%, 04/01/24		240	236,825
4.15%, 06/01/25		17	16,575
4.85%, 07/15/26		99	96,658
5.60%, 04/01/44		205	164,513
5.05%, 04/01/45		56	44,626
EQM Midstream Partners LP
6.00%, 07/01/25(b)(f)		255	279,225
4.13%, 12/01/26		100	100,750
6.50%, 07/01/27(b)(f)		364	409,877
EQT Corp.
3.90%, 10/01/27		325	322,871
5.00%, 01/15/29		139	146,550
8.75%, 02/01/30		176	215,600

Security		Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Extraction Oil & Gas, Inc.(b)(e)(h)
7.38%, 05/15/24	USD	302		$54,360
5.63%, 02/01/26		572		102,960
Genesis Energy LP/Genesis Energy Finance Corp.
5.63%, 06/15/24		169		164,775
6.50%, 10/01/25		46		44,735
7.75%, 02/01/28		118		112,985
Geopark Ltd., 6.50%, 09/21/24(b)		200		207,187
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27		200		191,125
Great Western Petroleum LLC/Great Western
Finance Corp., 9.00%, 09/30/21(b)		484		280,720
Harvest Midstream I LP, 7.50%, 09/01/28(b)		295		313,806
Hess Corp., 4.30%, 04/01/27		50		55,124
Hess Midstream Operations LP, 5.63%, 02/15/26(b) .		210		218,400
Hilong Holding Ltd., 8.25%, 09/26/22(e)(h)		200		155,000
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26		200		207,812
Impulsora Pipeline LLC, 6.05%, 12/31/42(a)(c)		1,435		1,511,727
Indigo Natural Resources LLC, 6.88%, 02/15/26(b)(f).		569		581,802
Leviathan Bond Ltd., 5.75%, 06/30/23(b)		283		301,248
Matador Resources Co., 5.88%, 09/15/26(f)		563		551,740
Medco Bell Pte Ltd., 6.38%, 01/30/27		250		254,844
MEG Energy Corp.(b)
7.00%, 03/31/24		293		295,930
6.50%, 01/15/25(f)		635		654,082
7.13%, 02/01/27		6		6,195
MPLX LP, 4.25%, 12/01/27		185		217,222
Murphy Oil Corp.
5.75%, 08/15/25		119		117,810
6.38%, 12/01/42		29		25,556
Murphy Oil USA, Inc., 4.75%, 09/15/29		146		155,308
Neptune Energy Bondco PLC, 6.63%, 05/15/25(b)		200		197,854
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(b)		74		75,850
New Fortress Energy, Inc., 6.75%, 09/15/25(b)(f)		1,108		1,176,895
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		227		306,899
NuStar Logistics LP
6.00%, 06/01/26		163		176,286
6.38%, 10/01/30		25		28,320
Occidental Petroleum Corp.
2.70%, 08/15/22(f)		443		443,554
2.70%, 02/15/23		239		238,773
6.95%, 07/01/24		63		68,040
2.90%, 08/15/24(f)		354		340,725
5.50%, 12/01/25		136		141,795
3.40%, 04/15/26		68		64,832
3.20%, 08/15/26		16		14,960
3.00%, 02/15/27		4		3,560
8.88%, 07/15/30		34		39,908
6.13%, 01/01/31		477		510,485
4.30%, 08/15/39(f)		482		407,541
6.20%, 03/15/40(f)		748		740,520
4.50%, 07/15/44		196		166,110
4.63%, 06/15/45(f)		498		434,072
6.60%, 03/15/46		26		26,382
4.40%, 04/15/46(f)		432		376,473
4.10%, 02/15/47		48		39,238
4.20%, 03/15/48(f)		296		241,240
4.40%, 08/15/49		104		87,651
Odebrecht Offshore Drilling Finance Ltd., (7.72% PIK), 7.72%, 12/01/26(b)(g)		—	(m)	17

66	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Ovintiv Exploration, Inc., 5.75%, 01/30/22	USD	89	$92,440
Parsley Energy LLC/Parsley Finance Corp.(b)
5.38%, 01/15/25		251	258,128
5.25%, 08/15/25		59	61,449
5.63%, 10/15/27		271	296,609
4.13%, 02/15/28		281	295,050
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(b)		611	602,385
PDC Energy, Inc.
1.13%, 09/15/21(k)		922	895,797
6.13%, 09/15/24		151	155,169
6.25%, 12/01/25		122	120,475
5.75%, 05/15/26		235	242,637
Pertamina Persero PT, 3.65%, 07/30/29		202	225,230
Petrobras Global Finance BV
5.30%, 01/27/25(f)		500	564,687
5.60%, 01/03/31		321	367,545
Petroleos Mexicanos
6.35%, 02/12/48		41	36,836
6.95%, 01/28/60		125	117,331
Puma International Financing SA, 5.13%,
10/06/24(b)		200	198,500
QEP Resources, Inc.
5.38%, 10/01/22		182	189,507
5.25%, 05/01/23		161	169,452
5.63%, 03/01/26		123	134,876
Range Resources Corp.
5.88%, 07/01/22		44	44,000
5.00%, 08/15/22		252	249,480
5.00%, 03/15/23(f)		189	184,275
4.88%, 05/15/25		14	13,224
Rattler Midstream LP, 5.63%, 07/15/25(b)		239	252,444
Sabine Pass Liquefaction LLC, 4.50%, 05/15/30(b)(f).		275	325,951
Saudi Arabian Oil Co., 2.25%, 11/24/30(b)		442	448,077
SM Energy Co.
6.13%, 11/15/22		19	18,335
10.00%, 01/15/25(b)(f)		683	734,225
Southwestern Energy Co.
4.10%, 03/15/22		252	253,260
6.45%, 01/23/25		125	130,000
7.50%, 04/01/26		74	77,626
8.38%, 09/15/28		137	148,645
Sunoco Logistics Partners Operations LP
3.90%, 07/15/26(f)		235	257,505
5.30%, 04/01/44		315	340,397
5.35%, 05/15/45		100	110,161
5.40%, 10/01/47		136	151,958
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23		213	215,684
5.50%, 02/15/26		33	33,825
6.00%, 04/15/27		63	66,970
5.88%, 03/15/28		124	133,920
4.50%, 05/15/29(b)		176	183,040
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 09/15/24(b)(f)		462	470,085
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.13%, 02/01/25		118	120,950
5.88%, 04/15/26		304	322,307

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (continued)
5.38%, 02/01/27	USD	2	$2,101
6.50%, 07/15/27		195	211,575
5.00%, 01/15/28		359	378,946
6.88%, 01/15/29(f)		595	670,119
5.50%, 03/01/30		364	395,195
4.88%, 02/01/31(b)		303	330,146
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28(f)		280	323,103
Transocean, Inc., 11.50%, 01/30/27(b)		171	122,265
Viper Energy Partners LP, 5.38%, 11/01/27(b)		215	224,675
Western Midstream Operating LP
3.95%, 06/01/25		181	184,620
4.75%, 08/15/28		37	38,480
5.45%, 04/01/44		329	332,708
5.30%, 03/01/48		372	368,637
5.50%, 08/15/48		63	61,840
6.25%, 02/01/50		620	682,000
WPX Energy, Inc.
8.25%, 08/01/23		100	113,812
5.25%, 09/15/24		102	111,106
5.75%, 06/01/26		61	64,126
5.25%, 10/15/27		104	110,200
5.88%, 06/15/28		204	222,366
4.50%, 01/15/30(f)		394	417,640
YPF SA
8.75%, 04/04/24(b)		400	352,500
8.50%, 07/28/25		250	192,422

			48,978,920

Personal Products — 0.0%
Coty, Inc., 4.00%, 04/15/23	EUR	100	117,279
Edgewell Personal Care Co., 5.50%, 06/01/28(b)	USD	147	157,981

			275,260

Pharmaceuticals — 1.5%
Bausch Health Americas, Inc., 8.50%, 01/31/27(b)(f) .		973	1,082,141
Bausch Health Cos., Inc.(b)
6.13%, 04/15/25(f)		89	91,729
9.00%, 12/15/25(f)		300	331,185
5.75%, 08/15/27		145	155,512
7.00%, 01/15/28		366	402,307
5.00%, 01/30/28		214	220,536
5.00%, 02/15/29		523	537,749
6.25%, 02/15/29(f)		529	574,626
7.25%, 05/30/29(f)		498	559,807
5.25%, 01/30/30		937	983,850
5.25%, 02/15/31		292	305,058
CVS Health Corp., 4.75%, 12/01/22(f)		165	176,648
Elanco Animal Health, Inc., 5.90%, 08/28/28		156	184,080
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(b)
9.50%, 07/31/27		267	298,039
6.00%, 06/30/28		182	154,700
Jaguar Holding Co. II/PPD Development LP(b)(f)
4.63%, 06/15/25		425	448,209
5.00%, 06/15/28		555	592,462
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	100	126,441

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24	EUR	100	$121,970
Par Pharmaceutical, Inc., 7.50%, 04/01/27(b)(f)	USD	1,297	1,407,245

			8,754,294

Producer Durables: Miscellaneous — 0.0%
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(b)		200	200,480

Real Estate — 0.1%
Prologis LP, 3.75%, 11/01/25(f)		255	289,501

Real Estate Management & Development — 4.2%
ADLER Real Estate AG, 3.00%, 04/27/26	EUR	100	128,444
Agile Group Holdings Ltd.
6.05%, 10/13/25	USD	200	205,125
(5 year CMT + 11.08%), 7.75%(a)(i)		400	413,000
(5 year CMT + 11.29%), 7.88%(a)(i)		200	209,312
Central China Real Estate Ltd.
6.88%, 08/08/22		200	204,500
7.25%, 04/24/23		200	204,500
7.65%, 08/27/23		245	252,656
7.25%, 07/16/24		200	201,000
CFLD Cayman Investment Ltd.
8.63%, 02/28/21		200	196,375
8.75%, 09/28/22		200	182,500
6.90%, 01/13/23		200	173,813
8.60%, 04/08/24		200	172,500
China Aoyuan Group Ltd.
7.50%, 05/10/21		200	201,992
7.95%, 02/19/23		450	476,437
6.35%, 02/08/24		400	417,500
China Evergrande Group
8.25%, 03/23/22		200	188,000
9.50%, 04/11/22		200	190,125
11.50%, 01/22/23		450	427,641
12.00%, 01/22/24		250	237,266
China SCE Group Holdings Ltd.
7.25%, 04/19/23		200	209,625
7.38%, 04/09/24		400	424,625
7.00%, 05/02/25		255	268,069
CIFI Holdings Group Co. Ltd.
6.55%, 03/28/24		200	214,062
6.45%, 11/07/24		200	215,437
6.00%, 07/16/25		200	213,312
5.25%, 05/13/26		335	349,237
Consus Real Estate AG, 9.63%, 05/15/24	EUR	100	130,990
Country Garden Holdings Co. Ltd.
6.50%, 04/08/24	USD	200	215,500
6.15%, 09/17/25		200	221,750
5.13%, 01/14/27		200	215,000
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28(b)		322	355,005
Easy Tactic Ltd.
8.75%, 01/10/21		200	199,720
9.13%, 07/28/22		400	384,000
8.13%, 02/27/23		200	182,000
8.63%, 02/27/24		200	176,438
Fantasia Holdings Group Co. Ltd.
8.38%, 03/08/21		200	200,813
11.75%, 04/17/22		200	210,750
11.88%, 06/01/23		200	214,125
9.25%, 07/28/23		200	201,438

Security		Par (000)	Value

Real Estate Management & Development (continued)
Fantasia Holdings Group Co. Ltd. (continued) 9.88%, 10/19/23	USD	200	$203,250
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(b)		389	411,776
Global Prime Capital Pte Ltd., 5.50%, 10/18/23		200	201,500
Greenland Global Investment Ltd.
5.60%, 11/13/22		200	188,938
6.25%, 12/16/22		200	196,500
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(b)		100	101,900
Heimstaden Bostad AB, (5 year EUR Swap + 3.67%), 3.25%(a)(i)	EUR	100	125,525
Hopson Development Holdings Ltd., 7.50%, 06/27/22	USD	200	203,938
Howard Hughes Corp.(b)
5.38%, 03/15/25		281	289,781
5.38%, 08/01/28		342	367,821
Kaisa Group Holdings Ltd.
11.25%, 04/09/22		200	208,438
11.95%, 10/22/22		200	211,562
11.50%, 01/30/23		200	209,250
10.88%, 07/23/23		400	417,125
9.38%, 06/30/24		400	387,375
KWG Group Holdings Ltd.
7.88%, 08/09/21		200	204,750
7.88%, 09/01/23		200	209,500
7.40%, 03/05/24		200	213,562
Logan Group Co. Ltd.
6.50%, 07/16/23		200	207,750
6.90%, 06/09/24		200	213,750
5.75%, 01/14/25		200	211,125
MAF Sukuk Ltd., 4.64%, 05/14/29		275	309,031
New Metro Global Ltd.
6.50%, 04/23/21		200	201,312
6.80%, 08/05/23		200	211,375
4.80%, 12/15/24		280	283,150
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		200	208,750
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25(b)		69	74,915
Redsun Properties Group Ltd., 9.95%, 04/11/22		200	209,500
RKPF Overseas Ltd.
Series 2019-A, 6.70%, 09/30/24		513	542,337
Series 2019-A, 6.00%, 09/04/25		200	206,188
Ronshine China Holdings Ltd.
11.25%, 08/22/21		200	207,750
10.50%, 03/01/22		200	210,687
8.95%, 01/22/23		200	208,688
7.35%, 12/15/23		200	203,188
Scenery Journey Ltd.
11.50%, 10/24/22		219	202,917
13.00%, 11/06/22		200	193,438
Seazen Group Ltd.
6.45%, 06/11/22		200	205,750
6.00%, 08/12/24		202	210,080
Shimao Group Holdings Ltd., 5.60%, 07/15/26		200	218,500
Shui On Development Holding Ltd.
5.75%, 11/12/23		200	203,250
5.50%, 03/03/25		209	208,478
Sunac China Holdings Ltd.
7.25%, 06/14/22		200	206,188

68	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Real Estate Management & Development (continued)
Sunac China Holdings Ltd. (continued)
7.95%, 10/11/23	USD	200	$212,375
7.50%, 02/01/24		400	422,750
7.00%, 07/09/25		400	416,000
Theta Capital Pte Ltd., 8.13%, 01/22/25		200	201,813
Times China Holdings Ltd.
6.75%, 07/16/23		313	327,378
6.75%, 07/08/25		390	413,887
Unique Pub Finance Co. PLC
Series A4, 5.66%, 06/30/27	GBP	46	64,700
Series N, 6.46%, 03/30/32		100	133,073
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	400	389,000
Yango Justice International Ltd.
10.00%, 02/12/23		200	215,937
7.50%, 02/17/25		200	205,000
Yanlord Land HK Co. Ltd.
6.75%, 04/23/23		200	208,000
6.80%, 02/27/24		200	210,687
Yuzhou Group Holdings Co. Ltd.
8.63%, 01/23/22		200	208,500
8.50%, 02/04/23		200	215,500
8.50%, 02/26/24		400	432,500
8.38%, 10/30/24		200	217,062
7.70%, 02/20/25		200	214,312
8.30%, 05/27/25		200	215,625
Zhenro Properties Group Ltd.
9.15%, 03/08/22		200	206,750
8.70%, 08/03/22		200	208,750
8.65%, 01/21/23		200	209,063
7.88%, 04/14/24		300	312,375

			25,056,207

Road & Rail — 0.4%
Autostrade per l’Italia SpA, 5.88%, 06/09/24	EUR	200	278,536
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(b) .	USD	1,578	1,909,457

			2,187,993

Semiconductors & Semiconductor Equipment — 1.5%
ams AG, 2.13%, 11/03/27	EUR	100	122,014
Analog Devices, Inc., 3.90%, 12/15/25(f)	USD	375	427,680
Broadcom, Inc.
4.70%, 04/15/25		941	1,078,356
3.15%, 11/15/25		271	295,919
3.46%, 09/15/26(f)		578	641,324
4.11%, 09/15/28(f)		1,594	1,824,310
Microchip Technology, Inc.
1.63%, 02/15/25(k)		86	260,592
4.25%, 09/01/25(b)(f)		941	995,525
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(b)		33	35,518
ON Semiconductor Corp., 3.88%, 09/01/28(b)		330	341,550
Qorvo, Inc., 3.38%, 04/01/31(b)(f)		353	364,472
QUALCOMM, Inc., 1.65%, 05/20/32(b)(f)		1,779	1,781,060
Sensata Technologies BV(b)(f)
5.63%, 11/01/24		229	255,917
5.00%, 10/01/25		324	360,450
Sensata Technologies, Inc.(b)
4.38%, 02/15/30		190	204,487
3.75%, 02/15/31		221	229,084

			9,218,258

Security		Par (000)	Value

Software — 2.0%
ACI Worldwide, Inc., 5.75%, 08/15/26(b)(f)	USD	696	$736,020
ANGI Group LLC, 3.88%, 08/15/28(b)		262	266,585
Black Knight InfoServ LLC, 3.63%, 09/01/28(b)		386	395,168
Boxer Parent Co., Inc.
6.50%, 10/02/25	EUR	100	128,977
7.13%, 10/02/25(b)	USD	388	421,154
9.13%, 03/01/26(b)(f)		678	728,850
BY Crown Parent LLC, 7.38%, 10/15/24(b)(f)		758	771,265
BY Crown Parent LLC/BY Bond Finance, Inc.,
4.25%, 01/31/26(b)(f)		731	749,275
CDK Global, Inc.
4.88%, 06/01/27(f)		388	409,340
5.25%, 05/15/29(b)		119	131,843
MSCI, Inc.(b)
4.00%, 11/15/29		83	88,395
3.63%, 09/01/30		84	87,780
3.88%, 02/15/31(f)		526	556,245
Nuance Communications, Inc., 5.63%, 12/15/26(f)		237	250,774
Open Text Corp., 3.88%, 02/15/28(b)(f)		345	358,800
Open Text Holdings, Inc., 4.13%, 02/15/30(b)(f)		311	330,842
PTC, Inc.(b)
3.63%, 02/15/25		76	78,130
4.00%, 02/15/28		187	195,999
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(b)(f)		2,213	2,293,221
SS&C Technologies, Inc., 5.50%, 09/30/27(b)(f)		1,679	1,793,206
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(b)(f)		1,421	1,458,301

			12,230,170

Specialty Retail — 0.5%
Gap, Inc., 8.88%, 05/15/27(b)		160	185,600
L Brands, Inc.
6.88%, 07/01/25(b)		277	300,761
6.88%, 11/01/35(f)		401	450,123
6.75%, 07/01/36		71	79,103
PetSmart, Inc.(b)(f)
7.13%, 03/15/23		243	243,000
5.88%, 06/01/25		903	927,833
Staples, Inc., 7.50%, 04/15/26(b)(f)		598	624,473
Tendam Brands SAU, (3 mo. EURIBOR + 5.25%), 5.25%, 09/15/24(a)	EUR	100	112,697

			2,923,590

Technology Hardware, Storage & Peripherals(f) — 0.2%
Dell International LLC/EMC Corp., 7.13%, 06/15/24(b)	USD	638	661,686
Hewlett Packard Enterprise Co., 4.90%, 10/15/25		375	438,736

			1,100,422

Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., 5.38%, 05/15/25(b)		64	67,713
Levi Strauss & Co., 5.00%, 05/01/25(f)		233	238,825
William Carter Co., 5.63%, 03/15/27(b)		160	168,400

			474,938

Thrifts & Mortgage Finance — 0.1%
MGIC Investment Corp., 5.25%, 08/15/28		167	178,690
Nationstar Mortgage Holdings, Inc.(b) 6.00%, 01/15/27		214	227,107

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Thrifts & Mortgage Finance (continued)
Nationstar Mortgage Holdings, Inc.(b) (continued)
5.50%, 08/15/28(f)	USD	254	$266,700
5.13%, 12/15/30		139	145,286

			817,783

Transportation — 0.0%
Autostrade per l’Italia SpA, 2.00%, 12/04/28	EUR	100	122,470

Transportation Infrastructure — 0.2%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)	USD	200	207,938
Heathrow Finance PLC, 4.65%, 09/01/29	GBP	100	135,895
Rumo Luxembourg Sarl, 5.88%, 01/18/25(b)	USD	241	254,933
Simpar Europe SA, 7.75%, 07/26/24		280	295,225
Transurban Finance Co. Pty Ltd., 4.13%, 02/02/26(b)(f)		435	494,976

			1,388,967

Utilities — 0.5%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(b)		200	215,937
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(b)		240	256,500
ContourGlobal Power Holdings SA, 4.13%, 08/01/25	EUR	100	124,928
Genneia SA, 8.75%, 01/20/22(b)	USD	200	181,094
Inkia Energy Ltd., 5.88%, 11/09/27(b)(f)		377	405,511
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29		250	261,797
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(b)(f)		519	547,545
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(b)		280	312,376
Star Energy Geothermal Wayang Windu Ltd.,
6.75%, 04/24/33		181	204,869
Vistra Operations Co. LLC(b)
5.50%, 09/01/26		8	8,338
5.63%, 02/15/27(f)		422	448,856

			2,967,751

Wireless Telecommunication Services — 2.6%
Altice France SA
7.38%, 05/01/26(b)(f)		2,104	2,214,460
5.88%, 02/01/27	EUR	100	129,965
8.13%, 02/01/27(b)(f)	USD	707	779,475
5.50%, 01/15/28(b)(f)		581	607,441
4.13%, 01/15/29	EUR	100	124,486
5.13%, 01/15/29(b)	USD	200	207,000
GLP Capital LP/GLP Financing II, Inc.
5.30%, 01/15/29		45	52,063
4.00%, 01/15/31		155	169,139
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(b)		187	200,228
Kenbourne Invest SA, 6.88%, 11/26/24(b)		275	298,117
Millicom International Cellular SA
5.13%, 01/15/28		275	291,844
4.50%, 04/27/31(b)		205	220,952
PPF Telecom Group BV, 3.25%, 09/29/27	EUR	100	131,022
Rogers Communications, Inc., 5.00%, 03/15/44(f)	USD	545	747,178
SBA Communications Corp.
4.88%, 09/01/24(f)		806	826,738
3.88%, 02/15/27		1,248	1,310,400
Sprint Corp.(f)
7.88%, 09/15/23		177	204,931

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
Sprint Corp.(f) (continued)
7.13%, 06/15/24	USD	374	$437,580
7.63%, 03/01/26		552	685,140
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(b)(f)		98	98,416
T-Mobile USA, Inc.
6.50%, 01/15/26		227	234,945
4.50%, 02/01/26(f)		498	509,123
4.75%, 02/01/28(f)		479	514,872
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23(f)		486	489,645
VICI Properties LP/VICI Note Co., Inc.(b)
3.50%, 02/15/25		387	395,814
4.25%, 12/01/26(f)		1,188	1,232,134
3.75%, 02/15/27		411	420,247
4.63%, 12/01/29(f)		498	532,860
4.13%, 08/15/30(f)		1,028	1,085,188
Vmed O2 UK Financing I PLC, 3.25%, 01/31/31	EUR	100	125,341
VTR Comunicaciones SpA, 5.13%, 01/15/28(b)	USD	205	218,197

			15,494,941

Total Corporate Bonds — 79.0% (Cost: $448,322,741)			476,989,027

Floating Rate Loan Interests(a)

Aerospace & Defense — 0.7%
Bleriot US Bidco, Inc.
Delayed Draw Term Loan, (3 mo. LIBOR + 4.75%), 5.00%, 10/31/26		39	38,923
Term Loan B, (3 mo. LIBOR + 4.75%), 5.00%, 10/31/26		250	249,103
Dynasty Acquisition Co., Inc.
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.75%, 04/06/26		797	756,447
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.75%, 04/06/26		1,481	1,406,994
Trandigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.40%, 12/09/25		2,102	2,057,134

			4,508,601

Air Freight & Logistics — 0.2%
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26		1,387	1,327,198

Airlines — 0.4%
American Airlines, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.90%, 01/29/27		65	55,404
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.16%, 12/14/23		963	863,269
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 2.15%, 04/28/23		415	372,857
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/17/24		287	294,220
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/20/27		1,003	1,042,498

			2,628,248

Auto Components — 0.8%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 04/30/26		2,295	2,283,443

70	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Auto Components (continued)
USI, Inc.
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.25%, 05/16/24	USD	1,498	$1,475,050
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.25%, 12/02/26		84	83,888
Wand NewCo 3, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 02/05/26		1,062	1,045,290

			4,887,671

Automobiles — 0.2%
Mavis Tire Express Services Corp.
2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.50%, 03/20/25		579	567,239
2020 Add-On Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 03/20/25		562	563,405

			1,130,644

Building Materials — 0.2%
Allied Universal Holdco LLC, 2019 Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 07/12/26		815	810,745
CHI Overhead Doors, Inc., Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/31/25		80	79,900
CP Atlas Buyer, Inc.
2020 Delayed Draw Term Loan B2, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27		126	125,657
2020 Term Loan B1, (3 mo. LIBOR + 4.50%, 0.75% Floor), 5.25%, 11/23/27		376	376,971

			1,393,273

Building Products — 0.4%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/05/24		673	671,968
MI Windows and Doors LLC, 2020 Term Loan, 12/18/27(n)		222	222,277
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/19/23		1,616	1,617,449

			2,511,694

Capital Markets — 0.7%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27		2,409	2,409,550
Eagle Broadband Investments LLC, Term Loan, (3 mo. LIBOR + 3.00%), 3.75%, 11/12/27		574	572,927
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 04/12/24		267	263,342
GT Polaris, Inc., Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 09/24/27		318	319,077
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.19%, 06/03/26		462	458,251

			4,023,147

Chemicals — 1.4%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24		1,267	1,260,991
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		1,051	1,053,901

Security		Par (000)	Value

Chemicals (continued)
Axalta Coating Systems US Holdings, Inc., USD Term Loan B3, (3 mo. LIBOR + 1.75%), 2.00%, 06/01/24	USD	725	$718,965
Chemours Co., 2018 USD Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 04/03/25		341	333,451
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		348	339,174
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 11/07/24		560	555,967
Illuminate Buyer LLC, Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 06/30/27		1,104	1,103,461
Invictus US LLC
1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/28/25		342	335,578
2nd Lien Term Loan, (1 mo. LIBOR + 6.75%), 6.90%, 03/30/26		123	117,057
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.75%, 03/02/26		796	789,403
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/15/24		567	558,564
Oxea Holding Drei GmbH, 2017 USD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.75%, 10/14/24		993	979,132
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 10/01/25		117	115,716

			8,261,360

Commercial Services & Supplies — 1.3%
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.90%, 03/11/25		375	369,000
Asurion LLC
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 6.65%, 08/04/25		535	538,801
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 3.15%, 11/03/23		154	152,124
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.15%, 11/03/24		382	378,760
2020 Term Loan B8, (3 mo. LIBOR + 3.25%), 3.49%, 12/23/26		899	888,753
Creative Artists Agency LLC, 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 11/26/26		426	420,530
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/12/25		845	836,726
Diamond (BC) BV, USD Term Loan, (3 mo. LIBOR + 3.00%), 3.21%, 09/06/24		715	703,353
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		188	184,803
GFL Environmental, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 05/30/25		177	177,440
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 11/03/23		160	141,330
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.44%, 09/19/26(c)		446	438,130
Prime Security Services Borrower LLC, 2019 Term Loan B1, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/23/26		707	708,431

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Services & Supplies (continued)
US Ecology, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 11/01/26	USD	156	$156,159
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.65%, 08/27/25		1,080	1,077,965
West Corp.
2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/10/24		456	440,996
2018 Term Loan B1, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/10/24		98	93,783

			7,707,084

Communications Equipment — 0.1%
Avantor, Inc., USD Term Loan B3, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/21/24		559	558,674

Construction & Engineering — 0.5%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		1,478	1,438,677
Pike Corp., 2020 Term Loan B, (1 mo. LIBOR + 3.97%), 4.12%, 07/24/26		190	188,726
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 04/12/25		127	126,750
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 05/23/25		1,137	1,117,283

			2,871,436

Construction Materials — 0.7%
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/01/24		1,996	1,984,825
Filtration Group Corp.
2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/29/25		1,134	1,120,954
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 03/29/25		509	508,725
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23		477	476,917
Potters Industries LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/09/27(c)		296	296,000

			4,387,421

Consumer Discretionary(n) — 0.1%
Zaxby’s Operating Company LLC
1st Lien Term Loan, 12/10/27		568	568,000
2nd Lien Term Loan, 12/08/28(c)		101	102,010

			670,010

Containers & Packaging — 0.5%
Berry Global, Inc., Term Loan W, (1 mo. LIBOR + 2.00%), 2.15%, 10/01/22		580	578,655
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 3.48%, 04/03/24		1,065	1,026,469
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/29/23		1,000	993,630
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 08/01/26		138	137,510
Tosca Services LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 08/18/27		331	331,967

			3,068,231

Security		Par (000)	Value

Distributors — 0.4%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.15%, 01/15/27	USD	891	$882,424
TMK Hawk Parent Corp.
2020 Super Priority First Out Term Loan A, (1 mo. LIBOR + 9.50%, 1.00% Floor), 10.50%, 05/30/24		402	385,894
2020 Super Priority Second Out Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 08/28/24(c)		1,334	1,040,322

			2,308,640

Diversified Consumer Services — 1.1%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 02/01/27		203	202,219
APX Group, Inc., 2020 Term Loan, (1 mo. LIBOR + 5.00%), 5.15%, 12/31/25		62	61,607
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		769	764,498
Ascend Learning, LLC, 2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 07/12/24		319	319,733
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		1,155	1,157,749
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%, 0.75% Floor), 2.50%, 11/07/23		782	773,682
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 07/11/25		963	931,198
Midas Intermediate Holdco II LLC, 2020 Term Loan B, (3 mo. LIBOR + 6.75%), 7.50%, 12/22/25		711	719,937
Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, (1 mo. LIBOR + 2.25%), 2.41%, 05/15/24		410	404,761
PAI Holdco, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/28/27		299	299,000
Serta Simmons Bedding LLC
2020 Super Priority First Out Term Loan, (1 mo. LIBOR + 7.50%), 8.50%, 08/10/23		190	191,471
2020 Super Priority Second Out Term Loan, (1 mo. LIBOR + 7.50%, 1.00% Floor), 8.50%, 08/10/23		255	228,602
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 07/13/23		848	845,724

			6,900,181

Diversified Financial Services — 1.8%
Advisor Group, Inc., 2019 Term Loan B, (1 mo. LIBOR + 5.00%), 5.15%, 08/01/26		420	415,872
Alchemy Copyrights LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 08/16/27(c)		347	347,998
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 04/04/24		1,719	1,697,397
Allsup’s Convenience Stores, Inc., Term Loan, (1 mo. LIBOR + 6.25%), 6.40%, 11/18/24		262	262,781
Applecaramel Buyer LLC, Term Loan B, (6 mo. LIBOR + 4.00%), 4.50%, 10/19/27		546	545,318
Credito Real SAB de CV Sofom ENR, Term Loan B, (3 mo. LIBOR + 3.75%), 3.96%, 02/21/23(c)		35	33,215

72	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Financial Services (continued)
Delta TopCo, Inc.
2020 2nd Lien Term Loan, (6 mo. LIBOR + 7.25%, 0.75% Floor), 8.00%, 12/01/28	USD	261	$262,631
2020 Term Loan B, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 09/30/27		1,513	1,511,426
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 4.25%, 02/07/25		520	513,365
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		689	653,169
LBM Acquisition LLC(n)
Delayed Draw Term Loan, 12/09/27		87	86,583
Term Loan B, 12/17/27		390	389,622
LEB Holdings (USA), Inc, Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27		336	336,705
Milano Acquisition Corp., Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		978	976,367
SMG US Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 2.71%, 01/23/25		537	504,297
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.50%, 07/30/25		147	139,250
Therma Intermediate LLC, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/10/27		285	283,859
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/28/27		1,390	1,381,707
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.66%, 04/30/28		600	595,686

			10,937,248

Diversified Telecommunication Services — 1.1%
Cablevision Lightpath LLC, Term Loan B, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 09/29/27		230	229,354
Consolidated Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/02/27		488	489,329
Frontier Communications Corp., 2020 DIP Exit Term Loan, (1 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 10/08/21		621	622,944
GCI LLC, 2020 Term Loan B, 10/15/25(n)		479	476,258
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/16/24		1,262	1,261,103
Intelsat Jackson Holdings SA
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		145	146,812
2020 DIP Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 07/13/22		50	51,138
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 11/04/26		724	726,415
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 03/01/27		566	556,190
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24		1,001	997,373

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Northwest Fiber LLC, Term Loan B, (1 mo. LIBOR + 5.50%), 5.65%, 04/30/27	USD	367	$367,728
TDC A/S, EUR Term Loan, (6 mo. LIBOR + 3.00%), 3.00%, 06/04/25	EUR	819	994,255

			6,918,899

Electric Utilities — 0.1%
ExGen Renewables IV LLC, 2020 Term Loan, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 12/15/27	USD	571	570,143

Electrical Equipment — 0.2%
Gates Global LLC, 2017 USD Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/01/24		1,206	1,201,594

Electronic Equipment, Instruments & Components — 0.1%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/12/25		292	291,464

Energy Equipment & Services — 0.1%
Dell International LLC, 2019 Term Loan B, (1 mo. LIBOR + 2.00%, 0.75% Floor), 2.75%, 09/19/25		436	435,597

Environmental, Maintenance, & Security Service — 0.3%
Asplundh Tree Expert LLC, Term Loan B, (1 mo. LIBOR + 2.50%), 2.65%, 09/07/27		797	798,501
TruGreen Limited Partnership, 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/02/27		1,045	1,048,548

			1,847,049

Equity Real Estate Investment Trusts (REITs) — 0.1%
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 05/11/24		246	240,300
VICI Properties LLC, Replacement Term Loan B, (1 mo. LIBOR + 1.75%), 1.89%, 12/20/24		580	569,433

			809,733

Food & Staples Retailing — 0.4%
Hearthside Food Solutions LLC
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 05/23/25		504	495,466
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.83%, 05/23/25		267	262,434
US Foods, Inc.
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 06/27/23		1,433	1,409,847
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 09/13/26		402	395,198

			2,562,945

Food Products — 1.1%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 10/01/25		460	458,719
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.65%, 10/10/26		163	162,454
Chobani LLC, 2020 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/23/27		1,404	1,398,570

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
Froneri International Ltd.
2020 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 5.90%, 01/29/28(c)	USD	123	$123,743
2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.40%, 01/29/27		2,129	2,105,691
Hostess Brands LLC, 2019 Term Loan, (3 mo. LIBOR + 2.25%), 3.00%, 08/03/25		425	422,057
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 05/01/26		114	113,132
Pathway Vet Alliance LLC
2020 Delayed Draw Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 03/31/27		18	17,513
2020 Term Loan, (1 mo. LIBOR + 4.00%), 4.15%, 03/31/27		215	214,409
Reynolds Group Holdings, Inc.
2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 02/05/23		803	799,327
2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 02/05/26		258	255,704
Shearer’s Foods, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 09/23/27		251	251,292

			6,322,611

Health Care Equipment & Supplies — 0.4%
Avantor Funding, Inc., 2020 Incremental Term Loan B4, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 11/06/27		869	869,547
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 06/30/25		1,443	1,420,583

			2,290,130

Health Care Providers & Services — 1.5%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25		334	334,358
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 06/07/23		956	948,658
Da Vinci Purchaser Corp., 2019 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 01/08/27		544	545,163
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 10/10/25		755	627,223
EyeCare Partners LLC
2020 Delayed Draw Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/18/27		122	118,247
2020 Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/18/27		517	502,973
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 4.75%, 03/05/26		390	363,462
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		751	745,564
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 08/06/26		857	855,557
HCA, Inc., Term Loan B13, (1 mo. LIBOR + 1.75%), 1.90%, 03/18/26		273	272,685
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		429	427,074

Security		Par (000)	Value

Health Care Providers & Services (continued)
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 10/20/22	USD	1	$1,347
Precision Medicine Group LLC, Term Loan, (3 mo. LIBOR + 3.75%), 4.50%, 11/18/27(c)		803	803,194
Sotera Health Holdings LLC, 2019 Term Loan, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		2,231	2,237,314

			8,782,819

Health Care Services — 0.4%
Azalea Topco, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 3.71%, 07/25/26		1,141	1,125,246
Unified Physician Management LLC, 2020 Term Loan, 12/16/27(c)(n)		586	581,605
WP CityMD Bidco LLC, 2019 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 08/13/26		705	703,198

			2,410,049

Health Care Technology — 0.4%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		1,486	1,477,533
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 10/10/25		1,122	1,113,286

			2,590,819

Hotels, Restaurants & Leisure — 2.6%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 11/19/26		1,003	987,428
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 02/02/26		280	263,992
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		432	432,642
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.35%, 09/15/23		395	390,980
Caesars Resort Collection LLC
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 12/23/24		1,356	1,328,693
2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.65%, 07/20/25		1,484	1,484,679
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 03/08/24		1,552	1,385,717
Four Seasons Hotels Ltd., New 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.15%, 11/30/23		551	546,144
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/01/23		50	47,509
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23		904	870,531
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(c)		80	90,059
Herschend Entertainment Co. LLC, Term Loan B, (3 mo. LIBOR + 5.75%, 1.00% Floor), 6.75%, 08/25/25		229	230,572

74	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
IRB Holding Corp.
2020 Fourth Amendment Incremental Term Loan, 11/12/27(n)	USD	1,864	$1,864,578
2020 Term Loan B, (6 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		876	867,348
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.91%, 04/03/25		498	493,871
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		162	148,664
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.00%, 12/10/24		476	478,214
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.90%, 08/14/24		362	353,010
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.75%, 07/10/25		521	522,938
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 2.50%, 02/08/27		845	831,261
Travelport Finance (Luxembourg) Sarl (3 mo. LIBOR + 7.00%, 1.00% Floor), 9.00%, 02/28/25		426	419,221
2019 Term Loan, (3 mo. LIBOR + 5.00%), 5.25%, 05/29/26		831	560,412
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.97%, 08/02/26		977	967,401
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 05/30/25		202	200,869

			15,766,733

Household Durables — 0.1%
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.90%, 02/04/27		147	146,401
Weber-Stephen Products LLC, Term Loan B, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 10/30/27		500	500,250

			646,651

Independent Power and Renewable Electricity Producers — 0.3%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.15%, 01/15/25		892	879,928
Calpine Corp.
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.15%, 08/12/26		603	594,337
Term Loan B9, (1 mo. LIBOR + 2.25%), 2.40%, 04/06/26		272	268,764

			1,743,029

Industrial Conglomerates — 1.0%
AVSC Holding Corp.
(3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/03/25		1,310	1,112,574
(6 mo. LIBOR + 15.00%), 15.26%, 10/15/26		375	429,886
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan, (3 mo. LIBOR + 6.75%, 1.00% Floor), 7.75%, 11/28/23(c)		453	454,997

Security		Par (000)	Value

Industrial Conglomerates (continued)
Vertical US Newco, Inc., USD Term Loan B, (6 mo. LIBOR + 4.25%), 4.57%, 07/30/27	USD	742	$744,656
Vertiv Group Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 03/02/27		3,083	3,061,592

			5,803,705

Insurance — 1.3%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/09/25		1,145	1,125,985
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 05/09/25		286	280,485
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 01/25/24		701	699,115
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/13/27		168	167,838
AssuredPartners, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.65%, 02/13/27		545	535,993
HUB International Ltd.
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 3.00%, 04/25/25		1,425	1,397,996
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/25/25		702	703,005
Ryan Specialty Group LLC, Term Loan, (1 mo. LIBOR + 3.25%, 0.75% Floor), 4.00%, 09/01/27		658	655,881
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 12/31/25		1,134	1,115,164
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.15%, 09/03/26		623	620,483
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		380	382,466

			7,684,411

Interactive Media & Services — 0.7%
Adevinta ASA, USD Term Loan B, 10/13/27(n)		1,071	1,069,458
Camelot U.S. Acquisition 1 Co., 2020 Incremental Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/31/26		1,638	1,636,461
Go Daddy Operating Co. LLC, 2020 Term Loan B3, (1 mo. LIBOR + 2.50%), 2.65%, 08/10/27		840	842,232
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24		438	435,478

			3,983,629

Internet & Direct Marketing Retail — 0.2%
CNT Holdings I Corp., 2020 Term Loan, (6 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 11/08/27		1,093	1,091,120

IT Services — 2.0%
Ancestry.com, Inc., 2020 Term Loan, (1 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 12/06/27		945	945,472
Aruba Investments, Inc., 2020 USD Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 11/24/27		341	340,574
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 10/31/26		1,869	1,859,317
Greeneden US Holdings II LLC, 2020 USD Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 12/01/27		2,071	2,072,853
Peak 10 Holding Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%), 7.48%, 08/01/25		273	170,868

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value
IT Services (continued)
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 02/12/27	USD	1,235	$1,175,297
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		135	135,073
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.90%, 11/16/26		799	794,878
Veritas US, Inc., 2020 USD Term Loan B, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 09/01/25		2,808	2,797,087
Virtusa Corp., Term Loan B, 12/01/27(n)		449	445,633
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 2.40%, 05/15/26		1,591	1,578,624
			12,315,676

Life Sciences Tools & Services — 0.3%
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		1,137	1,124,688
Maravai Intermediate Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 10/19/27(c)		488	491,798
			1,616,486

Machinery — 0.6%
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 01/31/24		59	58,344
Hayward Industries, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 08/05/24		715	705,762
Ingersoll-Rand Services Co., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.90%, 02/28/27		576	567,963
Terex Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 01/31/24(c)		115	113,803
Titan Acquisition Ltd., 2018 Term Loan B, (6 mo. LIBOR + 3.00%), 3.27%, 03/28/25		2,340	2,277,324
			3,723,196

Media — 4.9%
Altice Financing SA
2017 USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.91%, 07/15/25		445	434,888
USD 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 01/31/26		536	523,298
Altice France SA, 2018 Term Loan B13, (3 mo. LIBOR + 4.00%), 4.24%, 08/14/26		1,345	1,337,451
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.90%, 04/30/25		1,370	1,363,608
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 3.71%, 08/21/26		2,574	2,472,826
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/12/26		3,157	3,164,458
CSC Holdings LLC
2017 Term Loan B1, (1 mo. LIBOR + 2.25%), 2.41%, 07/17/25		657	646,411
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.66%, 04/15/27		1,013	1,002,320
E.W. Scripps Co., 2020 Term Loan B3, 12/15/27(n)		432	432,000

Security		Par (000)	Value
Media (continued)
Gray Television, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.25%), 2.40%, 02/07/24	USD	684	$677,698
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/01/23		1,785	1,606,064
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 5.15%, 10/15/26		409	410,108
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.40%, 03/24/25		525	516,847
Live Nation Entertainment, Inc., Term Loan B4, (1 Week LIBOR + 1.75%), 1.88%, 10/19/26		1,190	1,154,404
MH Sub I LLC
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.65%, 09/13/24		1,628	1,604,623
2020 Incremental Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 09/15/24		715	711,624
Midcontinent Communications, 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 08/15/26		260	259,021
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (3 mo. LIBOR + 2.75%), 2.90%, 09/19/26		459	455,369
Radiate Holdco LLC, 2020 Term Loan, (1 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 09/25/26		1,152	1,152,937
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 2.40%, 01/03/24		192	189,580
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 12/17/26		1,020	1,019,116
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(c)		1,480	1,468,430
UFC Holdings LLC, 2019 Term Loan, (6 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 04/29/26		276	274,675
Virgin Media Bristol LLC
2020 USD Term Loan Q, 01/31/29(n)		917	915,514
USD Term Loan N, (1 mo. LIBOR + 2.50%), 2.66%, 01/31/28		953	943,384
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.90%, 05/18/25		1,204	1,105,457
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 03/09/27		3,859	3,830,289
			29,672,400

Metals & Mining — 0.1%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (2 mo. LIBOR + 4.50%), 4.73%, 07/31/25		669	655,497

Multi-line Retail — 0.0%
Neiman Marcus Group Ltd. LLC, 2020 Exit Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 09/25/25		103	109,326

Oil, Gas & Consumable Fuels — 0.2%
Ascent Resources Utica LLC, 2020 Fixed 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 10.00%		330	357,637
CITGO Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/01/23		2	1,817
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 12/13/25		437	427,497

76	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
EG Group Ltd., 2018 USD Term Loan B, (3 mo. LIBOR + 4.00%), 4.25%, 02/07/25	USD	248	$244,734
McDermott Technology Americas, Inc.
2020 Make Whole Term Loan, (1 mo. LIBOR + 3.00%), 3.15%, 06/30/24(c)		16	12,621
2020 Take Back Term Loan, 3.00%, 06/30/25		109	70,589

			1,114,895

Paper & Forest Products — 0.3%
Charter NEX US, Inc., 2020 Term Loan, (1 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 12/01/27		1,840	1,847,525

Personal Products — 0.5%
Sunshine Luxembourg VII Sarl, USD Term Loan B1, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 09/25/26		2,782	2,786,739

Pharmaceuticals — 1.2%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.69%, 05/04/25		855	832,279
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 05/18/26		985	983,448
Elanco Animal Health, Inc., Term Loan B, (3 mo. LIBOR + 1.75%), 1.90%, 08/01/27		860	851,324
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.10%, 11/15/27		702	695,269
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22		1,669	1,667,775
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.15%, 06/02/25		2,162	2,152,720

			7,182,815

Professional Services — 0.6%
Dun & Bradstreet Corp.
2020 Add-On Term Loan, 02/06/26(n)		599	598,748
Term Loan, (1 mo. LIBOR + 3.75%), 3.90%, 02/06/26		2,793	2,791,494
STG-Fairway Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 01/31/27		470	462,399

			3,852,641

Real Estate Management & Development — 0.2%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 04/18/24		717	706,024
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 08/21/25		566	554,741
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%, 0.75% Floor), 3.00%, 02/08/25		83	81,628

			1,342,393

Road & Rail — 0.1%
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 5.71%, 08/04/25(c)		391	357,152

Semiconductors & Semiconductor Equipment — 0.1%
Cabot Microelectronics Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 2.19%, 11/17/25		465	461,183

Security		Par (000)	Value

Software — 6.8%
Applied Systems, Inc.
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/19/24	USD	1,599	$1,596,675
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/19/25		250	250,620
Barracuda Networks, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 02/12/25		1,538	1,533,421
BMC Software Finance, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 4.25%), 4.40%, 10/02/25		861	856,787
By Crown Parent LLC, Term Loan B1, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/26		1,236	1,233,418
Cloudera, Inc., Term Loan B, 12/17/27(n)		263	262,343
Cornerstone OnDemand, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.39%, 04/22/27		469	470,719
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		1,861	1,854,506
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 3.51%, 05/27/24		494	450,307
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23		489	436,229
Epicor Software Corp.
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 8.75%, 07/31/28		850	884,535
2020 Term Loan, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 07/31/27		1,520	1,527,178
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 10/01/25		4,086	4,077,056
Informatica LLC
2020 USD 2nd Lien Term Loan, (Fixed), 7.13%, 02/25/25(b)(o)		679	689,694
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 02/25/27		3,240	3,209,322
McAfee LLC, 2018 USD Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 09/30/24		1,441	1,439,624
Mitchell International, Inc.
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 11/29/24		734	719,971
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 12/01/25		347	335,192
2020 Add-On Term Loan, (1 mo. LIBOR + 4.25%, 0.50% Floor), 4.75%, 12/01/24		836	835,487
Netsmart Technologies, Inc., 2020 Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 10/01/27		569	567,697
Planview Parent, Inc.(c)(n) Delayed Draw Term Loan, 12/17/27		144	143,287
Term Loan, 12/17/27		615	613,269
Renaissance Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.40%, 05/30/25		31	30,949
Sabre GLBL, Inc., 2020 Term Loan B, 12/17/27(n)		442	442,553
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.40%, 08/01/25		1,406	1,387,157
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 02/05/24		700	667,121
Solera LLC, USD Term Loan B, (1 mo. LIBOR + 2.75%), 2.90%, 03/03/23		1,331	1,319,703
Sophia LP, 2020 1st Lien Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 10/07/27		2,102	2,103,492

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Software (continued)
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25	USD	552	$544,267
SS&C Technologies, Inc.
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		714	703,798
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.90%, 04/16/25		265	261,326
Tempo Acquisition LLC, 2020 Extended Term Loan, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 11/02/26		2,749	2,726,275
Tibco Software, Inc., 2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.40%, 03/04/28		1,429	1,440,997
Ultimate Software Group, Inc.
2020 2nd Lien Incremental Term Loan, (3 mo. LIBOR + 6.75%, 0.75% Floor), 7.50%, 05/03/27		794	814,843
2020 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 05/03/26		2,221	2,231,273
Term Loan B, (1 mo. LIBOR + 3.75%), 3.90%, 05/03/26		2,352	2,348,248

			41,009,339

Specialty Retail — 1.1%
Belron Finance US LLC
2018 Term Loan B, (3 mo. LIBOR + 2.25%), 2.46%, 11/13/25		182	181,824
2019 USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.46%, 10/30/26		416	414,760
USD Term Loan B, (3 mo. LIBOR + 2.25%), 2.46%, 11/07/24		739	737,292
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.25%), 4.31%, 06/23/25	GBP	1,000	1,344,787
IAA, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 2.44%, 06/28/26	USD	287	283,912
MED ParentCo LP
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 4.25%), 4.39%, 08/31/26		168	164,952
1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 4.40%, 08/31/26		669	657,784
PetSmart, Inc., Consenting Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 03/11/22		1,877	1,871,696
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		999	980,596
WOOF Holdings, Inc., 1st Lien Term Loan, 12/16/27(n)		230	229,522

			6,867,125

Technology Hardware, Storage & Peripherals — 0.1%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.15%, 07/23/26		529	449,506
Western Digital Corp., 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.90%, 04/29/23		252	251,862

			701,368

Security		Par (000)	Value

Thrifts & Mortgage Finance — 0.2%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 05/23/25	USD	901	$898,543

Wireless Telecommunication Services — 0.4%
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.90%, 04/11/25		1,075	1,061,375
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.90%, 06/10/27		1,620	1,620,460

			2,681,835

Total Floating Rate Loan Interests — 43.6%
(Cost: $262,134,889)			263,030,025

Foreign Agency Obligations

Bahrain — 0.1%
Bahrain Government International Bond, 6.75%, 09/20/29		200	229,375
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		400	463,750

			693,125

Colombia — 0.3%
Colombia Government International Bond
4.50%, 01/28/26(f)		1,354	1,535,521
3.88%, 04/25/27		200	222,300

			1,757,821

Dominican Republic — 0.2%
Dominican Republic International Bond
5.95%, 01/25/27		491	572,782
4.88%, 09/23/32(b)		185	203,905
6.40%, 06/05/49		150	176,109

			952,796

Egypt — 0.3%
Egypt Government International Bond
5.75%, 05/29/24(b)		215	230,319
5.88%, 06/11/25		335	362,847
7.60%, 03/01/29		816	937,125
8.50%, 01/31/47(b)		321	363,933

			1,894,224

Iceland — 0.5%
Iceland Government International Bond, 5.88%, 05/11/22(f)		3,030	3,212,904

Indonesia — 0.2%
Indonesia Government International Bond
4.10%, 04/24/28		650	754,813
5.35%, 02/11/49		200	274,125

			1,028,938

Mexico — 0.2%
Mexico Government International Bond, 4.15%, 03/28/27(f)		1,052	1,217,690

Mongolia — 0.0%
Mongolia Government International Bond, 8.75%, 03/09/24		250	290,234

78	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Morocco — 0.1%
Morocco Government International Bond
3.00%, 12/15/32	USD	300	$303,750
4.00%, 12/15/50		200	205,750

			509,500

Panama — 0.1%
Panama Government International Bond
3.16%, 01/23/30(f)		445	492,698
4.50%, 04/16/50		211	271,135

			763,833

Paraguay — 0.1%
Paraguay Government International Bond
4.95%, 04/28/31		300	362,250
5.40%, 03/30/50		200	252,438

			614,688

Peru — 0.1%
Peruvian Government International Bond
2.78%, 01/23/31		354	388,161
5.63%, 11/18/50		165	258,555

			646,716

Portugal — 0.6%
Portugal Government International Bond, 5.13%,
10/15/24(b)(f)		3,190	3,705,504

Qatar — 0.1%
Qatar Government International Bond
4.00%, 03/14/29(b)(f)		473	561,096
4.40%, 04/16/50		208	270,400

			831,496

Romania — 0.1%
Romanian Government International Bond, 3.00%, 02/14/31(b)		280	299,688

Russia — 0.1%
Russian Foreign Bond - Eurobond
4.75%, 05/27/26		400	462,200
4.25%, 06/23/27		200	228,500

			690,700

Saudi Arabia — 0.2%
Saudi Government International Bond, 4.50%, 04/17/30(f)		795	958,223

South Africa — 0.0%
Republic of South Africa Government International Bond, 5.88%, 05/30/22		200	213,500

Sri Lanka — 0.1%
Sri Lanka Government International Bond
6.85%, 03/14/24		200	121,062
6.35%, 06/28/24		200	120,688
7.85%, 03/14/29		400	227,625
7.55%, 03/28/30		200	113,500

			582,875

Ukraine — 0.2%
Ukraine Government International Bond 7.75%, 09/01/22		118	126,378

Security		Par (000)	Value

Ukraine (continued)
Ukraine Government International Bond (continued)
8.99%, 02/01/24	USD	200	$226,000
9.75%, 11/01/28		236	290,280
7.25%, 03/15/33(b)		400	436,000

			1,078,658

Total Foreign Agency Obligations — 3.6%
(Cost: $20,557,423)			21,943,113

		Shares

Investment Companies

Fixed Income Funds — 0.6%
Invesco Senior Loan ETF		107,601	2,397,350
iShares iBoxx $ Investment Grade Corporate Bond ETF(p)		10,000	1,381,300

			3,778,650

Total Investment Companies — 0.6%
(Cost: $3,664,037)			3,778,650

		Par (000)

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 0.7%
Countrywide Alternative Loan Trust
Series 2005-54CB, Class 3A4, 5.50%, 11/25/35	USD	1,425	1,128,095
Series 2006-J8, Class A5, 6.00%, 02/25/37		2,151	1,367,930
Series 2007-19, Class 1A1, 6.00%, 08/25/37		660	483,087
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-17, Class 1A6, 5.50%, 09/25/35		191	189,526
Series 2006-17, Class A2, 6.00%, 12/25/36		821	545,792
Series 2007-HY5, Class 3A1, 3.13%, 09/25/37(a)		507	494,166
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 3.00%, 10/25/35(a)		418	308,389

			4,516,985

Commercial Mortgage-Backed Securities — 0.9%
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.60%, 04/14/33(a)(b)		4,830	5,181,228

Total Non-Agency Mortgage-Backed Securities — 1.6%
(Cost: $9,604,972)			9,698,213

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Benefical Interest (000)	Value

Other Interests(q)

IT Services(c)(e) — 0.0%
Millennium Corp.	USD	918	$—
Millennium Lender Claims		861	—

Total Other Interests — 0.0%
(Cost: $ — )			—

		Par (000)

Preferred Securities

Capital Trusts — 5.5%

Automobiles — 0.1%
General Motors Financial Co., Inc., Series C, 5.70%(a)(i)	USD	365	402,412

Banks(a) — 0.8%
Al Ahli Bank of Kuwait KSCP, 7.25%(i)		200	213,000
Banco Mercantil del Norte SA, 6.75%(b)(i)		396	427,680
Bank of East Asia Ltd., 5.88%(i)		250	264,531
Bankia SA, 6.38%(i)	EUR	200	261,739
BBVA Bancomer SA/Texas, 5.13%, 01/18/33	USD	220	237,600
Burgan Bank SAK, 5.75%(i)		250	257,344
CIT Group, Inc., Series A, 5.80%(i)		235	239,700
Nanyang Commercial Bank Ltd., 5.00%(i)		200	202,687
Rizal Commercial Banking Corp., 6.50%(i)		200	202,062
TMB Bank PCL, 4.90%(i)		250	243,594
Wells Fargo & Co.(f)(i)
Series S, 5.90%		1,500	1,591,875
Series U, 5.88%		384	435,360

			4,577,172

Consumer Finance — 0.5%
Capital One Financial Corp., Series E, 4.03%(a)(f)(i)		3,000	2,973,900

Diversified Financial Services(a)(i) — 2.9%
Bank of America Corp.(f)
Series AA, 6.10%		1,038	1,176,106
Series DD, 6.30%		215	251,013
Series X, 6.25%		1,929	2,140,346
Series Z, 6.50%		143	163,378
BNP Paribas SA, 4.50%(b)		205	207,159
Citigroup, Inc., Series Q, 4.32%		244	242,780
Credit Suisse Group AG
5.10%(b)		200	208,000
6.38%(b)(f)		495	551,306
6.25%		200	218,475
Goldman Sachs Group, Inc., Series M, 4.13%(f)		1,730	1,726,505
HSBC Holdings PLC(f)
6.25%		695	728,013
6.00%		415	451,831
JPMorgan Chase & Co.
Series FF, 5.00%(f)		865	910,006
Series HH, 4.60%		253	261,223
Series I, 3.68%(f)		322	321,341
Series R, 6.00%(f)		120	127,200
Series V, 3.56%(f)		1,125	1,105,245

Security		Par (000)	Value

Diversified Financial Services (continued)
Morgan Stanley, Series H, 3.85%(f)	USD	2,754	$2,734,171
Natwest Group PLC(f)
6.00%		1,185	1,298,013
8.63%		200	207,582
Societe Generale SA, 5.38%(b)		2,250	2,385,833
Woori Bank, 4.25%		250	259,531

			17,675,057

Diversified Telecommunication Services(a)(i) — 0.1%
Telefonica Europe BV
5.88%	EUR	100	137,283
4.38%		100	132,548

			269,831

Electric Utilities(a) — 0.4%
Naturgy Finance BV, 3.38%(i)		100	129,495
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(f)	USD	1,750	2,062,281

			2,191,776

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26	EUR	100	125,825

Insurance(a) — 0.7%
Achmea BV, 4.63%(i)		200	261,739
Heungkuk Life Insurance Co. Ltd., 4.48%(i)	USD	200	201,500
Voya Financial, Inc., 5.65%, 05/15/53(f)		3,500	3,710,000

			4,173,239

Oil, Gas & Consumable Fuels — 0.0%
Abertis Infraestructuras Finance BV, 3.25%(a)(i)	EUR	100	126,593

Utilities — 0.0%
Electricite de France SA, 3.00%(a)(i)		200	259,881

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 3.10%, 01/03/79(a)		100	126,621

Total Capital Trusts — 5.5%			32,902,307

		Shares

Preferred Stocks — 1.7%

Banks — 0.0%
CF-B L2 (D) LLC, (Acquired 04/08/15, Cost: $132,662)(r)		135,568	1,830

Capital Markets(a)(i) — 1.7%
Goldman Sachs Group, Inc., Series J, 5.50%		202,526	5,535,036
Morgan Stanley
Series F, 6.88%		120,000	3,420,000
Series K, 5.85%		53,253	1,536,349

			10,491,385

Total Preferred Stocks — 1.7%			10,493,215

80	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Trust Preferred — 0.5%

Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 6.01%, 02/15/40(a) .		105,753	$2,860,619

Total Preferred Securities — 7.7%
(Cost: $43,488,245)			46,256,141

		Par (000)

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.2%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.15%, 10/25/29(a)	USD	1,456	1,471,607

Mortgage-Backed Securities — 0.2%
Uniform Mortgage-Backed Securities 5.00%, 08/01/23		16	16,992
Series K042, Class X1, 1.04%, 12/25/24(a)		33,301	1,189,756

			1,206,748

Total U.S. Government Sponsored Agency Securities — 0.4%
(Cost: $2,739,114)			2,678,355

U.S. Treasury Obligations
U.S. Treasury Bonds, 2.88%, 05/15/49(f)		1,350	1,742,977
U.S. Treasury Notes, 2.75%, 04/30/23 - 08/31/25(f)		14,150	15,321,781

Total U.S. Treasury Obligations — 2.8%
(Cost: $15,451,984)			17,064,758

		Shares

Warrants

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 06/08/22)(c)(e)		2,542	—

Oil, Gas & Consumable Fuels(e) — 0.0%
California Resources Corp. (Expires 10/27/24)(a)		345	1,380
SM Energy Co. (Expires 06/30/23)		12,030	73,503

			74,883

Total Warrants — 0.0%
(Cost: $51,609)			74,883

Total Long-Term Investments — 143.9%
(Cost: $841,435,564)			869,256,352

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(p)(s)	9,760,422	$9,760,422

Total Short-Term Securities — 1.6%
(Cost: $9,760,422)		9,760,422

Options Purchased — 0.3%
(Cost: $1,794,531)		1,776,793

Total Investments Before Options Written — 145.8%
(Cost: $852,990,517)		880,793,567

Options Written — (0.6)%
(Premiums Received: $(4,241,790))		(3,887,571)

Total Investments, Net of Options Written — 145.2%
(Cost: $848,748,727)		876,905,996

Liabilities in Excess of Other Assets — (45.2)%		(272,973,389)

Net Assets — 100.0%		$603,932,607

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	Non-income producing security.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Perpetual security with no stated maturity date.
(j)	When-issued security.
(k)	Convertible security.
(l)	Zero-coupon bond.
(m)	Amount is less than 500.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Fixed rate.
(p)	Affiliate of the Fund.
(q)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(r)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,830, representing less than 0.05% of its net assets as of period end, and an original cost of $132,662.

(s)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2020 for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliated Issuer	Value at 12/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/20	Shares Held at 12/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,358,645	$8,401,777	(a)	$—	$—	$—	$9,760,422	9,760,422	$19,963	$—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	2,539,388		(1,380,769)	111,075	111,606	1,381,300	10,000	29,881	—

					$111,075	$111,606	$11,141,722		$49,844	$—

(a)	Represents net amount purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	1.25	%(b)	01/21/20	Open		$581,819	$589,904	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	01/21/20	Open		1,549,082	1,570,608	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	01/21/20	Open		396,664	402,176	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	01/31/20	Open		446,985	449,760	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	03/02/20	Open		222,430	224,347	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.30	(b)	03/02/20	Open		225,000	226,018	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co.	0.25	(b)	03/02/20	Open		288,576	289,508	Corporate Bonds	Open/Demand
Goldman Sachs & Co.	0.25	(b)	03/02/20	Open		253,869	254,689	Corporate Bonds	Open/Demand
Goldman Sachs & Co.	0.50	(b)	03/02/20	Open		221,038	222,217	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co.	0.55	(b)	03/02/20	Open		531,421	534,479	Corporate Bonds	Open/Demand
Goldman Sachs & Co.	0.60	(b)	03/02/20	Open		391,957	394,377	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	(b)	03/23/20	Open		85,000	85,352	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	(b)	03/26/20	Open		118,000	118,480	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	0.45	(b)	03/26/20	Open		110,000	110,448	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	0.45	(b)	03/26/20	Open		201,000	201,818	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	0.45	(b)	03/26/20	Open		194,000	194,790	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	(b)	03/26/20	Open		139,000	139,566	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/06/20	Open		120,201	121,324	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open		2,897,437	2,918,363	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open		2,191,031	2,206,855	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	04/15/20	Open		678,750	683,652	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	(b)	04/15/20	Open		182,440	183,890	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/20/20	Open		3,110,250	3,137,897	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	04/30/20	Open		506,606	508,158	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/30/20	Open		644,831	650,317	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	04/30/20	Open		966,219	974,438	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	05/12/20	Open		578,587	581,032	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.40	(b)	05/12/20	Open		822,429	829,913	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	05/12/20	Open		1,207,860	1,218,852	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	05/12/20	Open		1,366,845	1,379,283	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	05/12/20	Open		1,015,985	1,025,230	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	05/12/20	Open		814,196	821,605	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	05/12/20	Open		625,625	631,318	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	05/21/20	Open		677,119	679,870	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	05/21/20	Open		461,212	465,248	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	06/01/20	Open		301,394	302,558	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.40	(b)	06/01/20	Open		317,000	319,638	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	06/01/20	Open		412,070	415,499	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	06/01/20	Open		381,769	384,946	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.40	(b)	06/01/20	Open		426,883	430,435	Corporate Bonds	Open/Demand

82	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	1.40	%(b)	06/01/20	Open		$328,188	$330,919	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	06/01/20	Open		492,240	496,337	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	06/01/20	Open		415,063	418,517	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	06/01/20	Open		370,178	373,258	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	06/04/20	Open		821,022	827,759	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/16/20	Open		571,380	573,117	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	(b)	06/16/20	Open		582,167	586,029	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	(b)	06/16/20	Open		462,222	465,289	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	(b)	06/16/20	Open		617,210	621,304	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	(b)	06/16/20	Open		472,937	476,075	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	06/19/20	Open		792,743	794,868	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.60	(b)	06/19/20	Open		1,078,870	1,082,340	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/19/20	Open		472,536	475,070	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/19/20	Open		514,972	517,733	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	06/29/20	Open		637,812	639,615	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.90	(b)	06/29/20	Open		956,887	961,313	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/29/20	Open		525,140	527,839	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/29/20	Open		390,930	392,939	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/29/20	Open		402,855	404,925	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/29/20	Open		509,375	511,993	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/29/20	Open		397,843	399,887	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/29/20	Open		668,300	671,734	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	06/29/20	Open		411,446	413,561	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	(b)	07/06/20	Open		276,581	278,204	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.60	(b)	07/07/20	Open		866,392	873,208	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/23/20	Open		815,065	818,163	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	07/23/20	Open		474,674	476,266	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	07/23/20	Open		487,040	488,674	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	07/23/20	Open		447,266	448,766	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	07/23/20	Open		466,112	467,676	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	07/23/20	Open		501,562	503,245	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	07/23/20	Open		441,323	442,803	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	07/23/20	Open		459,405	460,946	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	07/23/20	Open		415,069	416,554	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	07/23/20	Open		369,888	371,211	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	07/23/20	Open		419,445	420,946	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	07/23/20	Open		485,985	487,724	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	07/23/20	Open		439,020	440,591	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.80	(b)	07/23/20	Open		448,628	450,233	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.90	(b)	07/23/20	Open		416,500	418,176	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	(b)	07/23/20	Open		732,555	735,667	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	07/28/20	Open		286,991	287,613	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open		138,353	138,859	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open		437,840	439,442	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open		151,130	151,683	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open		309,690	310,823	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	07/29/20	Open		175,275	175,916	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	08/06/20	Open		1,324,897	1,328,955	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	08/07/20	Open		436,656	437,530	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	0.85	(b)	08/11/20	Open		406,858	408,222	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.90	(b)	08/12/20	Open		912,350	915,566	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	(b)	08/12/20	Open		828,550	832,282	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	08/13/20	Open		601,842	602,903	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	08/13/20	Open		1,729,490	1,732,538	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	08/14/20	Open		1,672,260	1,675,186	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	08/20/20	Open		282,695	283,531	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	(b)	08/24/20	Open		494,375	495,535	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	08/24/20	Open		278,958	279,763	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	08/24/20	Open		352,733	353,751	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	08/24/20	Open		295,800	296,655	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	08/24/20	Open		333,660	334,624	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	08/24/20	Open		366,769	367,828	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	0.80	%(b)	08/24/20	Open		$717,025	$719,096	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	08/24/20	Open		451,750	453,055	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	08/24/20	Open		362,813	363,861	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	08/24/20	Open		805,014	806,903	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	08/24/20	Open		621,300	622,758	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	08/24/20	Open		913,447	915,592	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	08/24/20	Open		646,085	647,601	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	08/24/20	Open		703,105	704,755	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	08/24/20	Open		559,550	561,065	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	08/24/20	Open		608,440	610,088	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	08/24/20	Open		829,744	831,991	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/01/20	Open		359,470	360,262	Corporate Bonds	Open/Demand
BoFA Securities, Inc.	(1.25	)(b)	09/02/20	Open		110,633	110,168	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/09/20	Open		677,844	678,801	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/09/20	Open		1,509,375	1,511,507	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/09/20	Open		1,019,200	1,021,375	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/09/20	Open		2,549,281	2,554,723	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		1,585,762	1,588,002	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		423,144	423,741	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		435,881	436,497	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		178,500	178,752	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		1,518,750	1,520,895	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		163,995	164,227	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		412,500	413,083	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		951,750	953,094	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		155,418	155,638	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		452,944	453,584	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		1,837,500	1,840,095	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		686,562	687,532	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		149,625	149,836	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		1,065,750	1,067,255	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		1,208,381	1,210,088	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		1,504,900	1,507,026	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		367,650	368,169	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		310,719	311,158	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		407,813	408,389	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		277,313	277,704	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	09/09/20	Open		312,075	312,516	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	(b)	09/10/20	Open		746,415	749,318	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/10/20	Open		524,700	525,435	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/10/20	Open		879,856	881,088	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/10/20	Open		1,051,850	1,053,323	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/10/20	Open		3,333,750	3,338,417	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/10/20	Open		925,062	926,358	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/10/20	Open		303,100	303,524	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/10/20	Open		3,780,000	3,785,292	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/10/20	Open		171,600	171,840	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/10/20	Open		2,377,897	2,382,928	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/10/20	Open		924,262	926,218	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/10/20	Open		1,980,390	1,984,580	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/10/20	Open		1,102,995	1,105,328	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/10/20	Open		887,075	889,145	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.85	(b)	09/10/20	Open		3,614,290	3,623,848	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	09/11/20	Open		1,093,625	1,096,440	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	(b)	09/14/20	Open		832,762	834,137	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	09/15/20	Open		662,915	664,590	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	09/15/20	Open		602,650	604,173	Corporate Bonds	Open/Demand
Goldman Sachs & Co.	0.60	(b)	09/16/20	Open		1,126,710	1,128,701	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/18/20	Open		396,000	396,763	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/21/20	Open		1,564,901	1,567,096	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/21/20	Open		1,544,375	1,546,541	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/21/20	Open		552,606	553,381	Corporate Bonds	Open/Demand

84	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	0.80	%(b)	09/21/20	Open		$1,208,962	$1,211,676	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open		2,025,000	2,029,545	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open		1,280,200	1,283,073	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open		365,859	366,680	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/21/20	Open		449,068	450,075	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.48	(b)	09/21/20	Open		299,406	299,809	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.10	(b)	09/21/20	Open		251,501	251,572	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		514,924	516,152	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		1,480,080	1,483,610	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		254,678	255,285	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/21/20	Open		410,670	411,649	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/23/20	Open		760,550	761,596	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/23/20	Open		791,475	792,563	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		421,520	422,447	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		429,709	430,654	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		814,800	816,593	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		1,182,455	1,185,056	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		250,543	251,094	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/23/20	Open		586,380	587,670	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.75	(b)	09/23/20	Open		202,068	202,484	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.40	(b)	09/24/20	Open		405,845	407,392	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/25/20	Open		539,907	541,047	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		543,375	544,307	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		306,400	306,926	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		1,511,617	1,514,210	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		1,538,945	1,541,585	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		274,525	274,996	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		5,608,055	5,617,674	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		778,750	780,086	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		560,065	561,026	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		156,040	156,308	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		697,190	698,386	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		157,000	157,269	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		837,606	839,043	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		854,846	856,313	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		596,850	597,874	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		867,162	868,650	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/25/20	Open		425,163	425,892	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/25/20	Open		860,792	862,337	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/25/20	Open		844,305	845,820	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/25/20	Open		168,768	169,070	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/25/20	Open		699,255	700,547	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/25/20	Open		858,219	859,804	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/25/20	Open		790,519	792,083	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/25/20	Open		1,587,525	1,590,667	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	(b)	09/25/20	Open		1,500,463	1,504,621	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open		155,570	155,919	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open		304,780	305,464	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open		286,440	287,082	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open		150,715	151,053	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/25/20	Open		1,706,944	1,710,772	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	(b)	09/28/20	Open		738,494	739,458	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.80	(b)	09/28/20	Open		164,428	164,771	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.85	(b)	09/28/20	Open		529,091	530,278	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	(b)	09/28/20	Open		946,000	947,112	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		663,810	664,937	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		936,230	937,819	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		232,785	233,180	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		728,495	729,731	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		693,500	694,677	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		662,435	663,559	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		105,261	105,440	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.65	%(b)	09/28/20	Open		$637,184	$638,265	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/28/20	Open		475,874	476,681	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/28/20	Open		661,045	662,219	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/28/20	Open		570,706	571,720	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/28/20	Open		246,488	246,925	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/28/20	Open		1,385,692	1,388,225	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/28/20	Open		580,550	581,611	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/29/20	Open		188,000	188,319	Capital Trusts	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open		1,146,600	1,149,118	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open		619,460	620,820	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	09/29/20	Open		211,563	212,027	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	09/30/20	Open		171,680	172,009	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	09/30/20	Open		305,345	305,930	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	09/30/20	Open		292,264	292,824	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	09/30/20	Open		312,188	312,786	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	09/30/20	Open		306,705	307,293	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	09/30/20	Open		264,600	265,107	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	09/30/20	Open		367,220	367,924	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	09/30/20	Open		225,194	225,625	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	09/30/20	Open		373,405	374,121	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		388,850	389,496	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		653,331	654,416	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		443,520	444,257	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		358,598	359,193	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		1,464,960	1,467,393	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		400,171	400,836	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		483,502	484,306	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		601,027	602,026	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		497,070	497,896	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		522,174	523,041	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		593,206	594,192	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		565,314	566,253	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		337,658	338,218	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		375,725	376,349	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		406,080	406,755	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		350,520	351,102	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		297,745	298,240	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		357,796	358,391	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		503,040	503,876	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		212,220	212,573	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	09/30/20	Open		274,706	275,163	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/30/20	Open		648,115	649,241	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/30/20	Open		383,493	384,159	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/30/20	Open		538,500	539,436	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/30/20	Open		319,290	319,845	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/30/20	Open		179,725	180,037	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/30/20	Open		463,536	464,342	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/30/20	Open		825,772	827,207	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/30/20	Open		554,937	555,902	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/30/20	Open		675,316	676,490	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/30/20	Open		506,196	507,076	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	09/30/20	Open		530,329	531,250	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/30/20	Open		439,931	440,718	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/30/20	Open		603,750	604,830	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/30/20	Open		394,100	394,805	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/30/20	Open		108,960	109,155	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/30/20	Open		352,063	352,692	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/30/20	Open		693,701	694,942	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/30/20	Open		819,510	820,976	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/30/20	Open		416,233	416,977	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/30/20	Open		751,822	753,167	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	09/30/20	Open		633,594	634,727	Corporate Bonds	Open/Demand

86	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A.	0.75	%(b)	09/30/20	Open		$386,750	$387,491	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	09/30/20	Open		470,600	471,502	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	10/07/20	Open		374,445	375,152	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	10/07/20	Open		330,006	330,785	Corporate Bonds	Open/Demand
Goldman Sachs & Co.	0.55	(b)	10/07/20	Open		192,353	192,602	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.40	(b)	10/14/20	Open		848,012	850,585	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	10/22/20	Open		650,925	651,748	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	(b)	10/28/20	Open		238,453	239,194	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.85	(b)	10/29/20	Open		172,834	173,091	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	(b)	10/29/20	Open		7,263	7,268	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open		1,288,127	1,290,044	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open		266,895	267,292	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	10/29/20	Open		543,097	543,905	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04	(b)	10/29/20	Open		222,956	223,362	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.45	(b)	10/30/20	Open		819,067	819,712	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	10/30/20	Open		526,680	527,371	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	10/30/20	Open		515,280	515,956	Capital Trusts	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/30/20	Open		517,252	517,796	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/30/20	Open		1,052,837	1,053,943	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/30/20	Open		999,410	1,000,459	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	10/30/20	Open		402,050	402,472	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/30/20	Open		786,544	787,411	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/30/20	Open		703,352	704,128	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/30/20	Open		395,931	396,368	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	10/30/20	Open		502,967	503,522	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/02/20	Open		718,925	719,691	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	11/17/20	Open		78,209	78,274	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/18/20	Open		935,195	935,921	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	(b)	11/19/20	Open		1,538,384	1,540,179	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	11/20/20	Open		181,646	181,780	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	11/20/20	Open		286,125	286,342	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	11/23/20	Open		321,080	321,334	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	11/24/20	Open		331,626	331,831	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.68	(b)	11/24/20	Open		1,188,937	1,189,768	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	11/25/20	Open		332,710	332,953	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	11/25/20	Open		372,930	373,217	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	11/25/20	Open		349,196	349,465	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	11/25/20	Open		785,439	786,044	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.15	(b)	11/25/20	Open		1,758,375	1,758,597	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/25/20	Open		356,265	356,503	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/25/20	Open		371,018	371,265	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/25/20	Open		395,720	395,984	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/25/20	Open		621,981	622,397	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/25/20	Open		364,800	365,044	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/25/20	Open		554,925	555,276	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/25/20	Open		197,168	197,292	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/25/20	Open		231,371	231,517	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/25/20	Open		381,500	381,755	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/25/20	Open		348,705	348,938	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/25/20	Open		464,400	464,710	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/25/20	Open		431,833	432,121	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/25/20	Open		359,100	359,340	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.70	(b)	11/25/20	Open		352,925	353,179	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	11/25/20	Open		147,960	148,068	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.13	(b)	11/25/20	Open		8,513,000	8,513,993	U.S. Treasury Obligations	Open/Demand
HSBC Securities (USA), Inc.	0.13	(b)	11/25/20	Open		6,881,000	6,881,803	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets LLC	0.85	(b)	11/25/20	Open		668,980	669,533	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	11/30/20	Open		995,959	996,516	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.55	(b)	11/30/20	Open		1,288,560	1,289,170	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/03/20	Open		2,773,750	2,775,458	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/03/20	Open		1,103,051	1,103,718	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/03/20	Open		356,570	356,778	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	0.75	%(b)	12/03/20	Open		$440,368	$440,624	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/03/20	Open		410,673	410,912	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/03/20	Open		1,056,825	1,057,441	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/03/20	Open		384,548	384,772	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/03/20	Open		349,440	349,644	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	12/03/20	Open		353,906	354,071	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	12/03/20	Open		371,700	371,882	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	12/03/20	Open		332,045	332,208	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	12/03/20	Open		609,127	609,426	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/03/20	Open		291,563	291,710	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.69	(b)	12/03/20	Open		1,738,497	1,739,464	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.69	(b)	12/03/20	Open		317,411	317,582	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/04/20	Open		332,120	332,293	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/04/20	Open		450,881	451,116	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/04/20	Open		454,990	455,227	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/04/20	Open		322,163	322,330	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/04/20	Open		274,680	274,823	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/04/20	Open		535,350	535,629	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/04/20	Open		377,685	377,882	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/04/20	Open		466,785	466,996	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/04/20	Open		578,611	578,872	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/04/20	Open		1,113,750	1,114,253	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/04/20	Open		590,537	590,804	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/04/20	Open		538,687	538,931	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/04/20	Open		606,937	607,211	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/04/20	Open		342,700	342,855	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/04/20	Open		400,431	400,612	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	12/04/20	Open		408,531	408,744	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	12/04/20	Open		352,681	352,865	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	12/04/20	Open		346,133	346,337	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	12/04/20	Open		884,214	884,736	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	12/04/20	Open		1,051,750	1,052,371	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/07/20	Open		264,399	264,531	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/07/20	Open		307,125	307,258	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	(b)	12/07/20	Open		355,315	355,564	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.85	(b)	12/07/20	Open		118,671	118,738	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/08/20	Open		398,738	398,929	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/08/20	Open		437,441	437,651	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.25	(b)	12/08/20	Open		281,531	281,756	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/09/20	Open		281,348	281,476	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/09/20	Open		211,739	211,836	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/09/20	Open		193,000	193,088	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/09/20	Open		231,458	231,564	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/09/20	Open		187,000	187,086	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/09/20	Open		434,280	434,479	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/09/20	Open		324,375	324,524	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/09/20	Open		524,380	524,620	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	(b)	12/09/20	Open		227,855	227,959	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	12/09/20	Open		415,543	415,695	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	12/09/20	Open		184,250	184,318	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	12/09/20	Open		196,994	197,066	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	(b)	12/09/20	Open		188,750	188,819	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	12/09/20	Open		245,119	245,213	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	12/09/20	Open		242,436	242,530	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	12/09/20	Open		239,078	239,170	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	12/09/20	Open		235,268	235,358	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	12/09/20	Open		235,903	235,993	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.63	(b)	12/09/20	Open		489,255	489,443	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/09/20	Open		233,163	233,255	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/09/20	Open		319,988	320,115	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.73	(b)	12/09/20	Open		142,800	142,864	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	(b)	12/09/20	Open		165,440	165,516	Corporate Bonds	Open/Demand

88	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Barclays Capital, Inc.	0.70	%(b)	12/10/20	Open		$1,289,086	$1,290,351	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.80	(b)	12/11/20	Open		366,988	367,134	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.65	(b)	12/17/20	Open		452,741	452,864	Corporate Bonds	Open/Demand

						$274,447,814	$275,105,145

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Ultra Note	261	03/22/21	$40,810	$(103,797)
2-Year U.S. Treasury Notes	512	03/31/21	113,140	108,873

				5,076

Short Contracts
10-Year U.S. Treasury Note	350	03/22/21	48,327	(70,643)
Long U.S. Treasury Bond	34	03/22/21	5,888	58,705
U.S. Treasury Ultra Bond	64	03/22/21	13,668	3,292
5-Year U.S. Treasury Note	334	03/31/21	42,139	(102,532)

				(111,178)

				$(106,102)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	508,220	EUR	415,000	UBS AG	02/03/21	$880
USD	4,868,501	EUR	3,975,500	UBS AG	02/03/21	8,432
EUR	3,740,000	USD	4,541,026	Natwest Markets PLC	03/17/21	35,374

						44,686

EUR	415,000	USD	507,877	UBS AG	01/06/21	(877)
EUR	3,975,500	USD	4,865,217	UBS AG	01/06/21	(8,405)
USD	4,897,146	EUR	4,107,500	BNP Paribas S.A.	01/06/21	(120,928)
USD	110,870	EUR	93,000	Deutsche Bank AG	01/06/21	(2,747)
USD	27,870	EUR	23,000	Morgan Stanley & Co. International PLC	01/06/21	(228)
USD	115,984	EUR	96,000	Morgan Stanley & Co. International PLC	01/06/21	(1,298)
USD	120,840	EUR	100,000	Morgan Stanley & Co. International PLC	01/06/21	(1,329)
USD	494,795	EUR	415,000	Standard Chartered Bank	01/06/21	(12,204)
USD	497,002	EUR	415,000	UBS AG	01/06/21	(9,997)
USD	4,919,126	EUR	4,107,500	UBS AG	01/06/21	(98,949)
USD	869,938	GBP	651,000	BNP Paribas S.A.	01/06/21	(20,316)
USD	6,274,941	GBP	4,697,000	Citibank N.A.	01/06/21	(148,284)
USD	1,300,187	GBP	973,000	Standard Chartered Bank	01/06/21	(30,407)
EUR	3,710,000	USD	4,556,027	JPMorgan Chase Bank N.A.	03/17/21	(16,337)
USD	4,557,867	EUR	3,740,000	Bank of America N.A.	03/17/21	(18,532)

						(490,838)

						$(446,152)

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	392	12/13/21	USD	99.75	USD	39,118	$68,600

Put
10-Year U.S. Treasury Note	90	01/22/21	USD	137.50	USD	12,427	25,312

							$93,912

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund			Expiration	Exercise	Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
1-Year Interest Rate Swap, 11/27/25	3-Month LIBOR, 0.24%	Quarterly	0.82%	Semi-Annual	JPMorgan Chase Bank N.A.	11/25/24	0.82%	USD	11,710	$45,150
1-Year Interest Rate Swap, 12/04/25	3-Month LIBOR, 0.24%	Quarterly	0.87%	Semi-Annual	Bank of America N.A.	12/02/24	0.87	USD	11,750	48,168
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.24%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	2,050	50,772
10-Year Interest Rate Swap, 08/09/35	3-Month LIBOR, 0.24%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,370	33,931
10-Year Interest Rate Swap, 08/09/40	3-Month LIBOR, 0.24%	Quarterly	1.05%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	1,510	56,251
10-Year Interest Rate Swap, 08/09/50	3-Month LIBOR, 0.24%	Quarterly	0.91%	Semi-Annual	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	1,160	53,762

										288,034

Put
10-Year Interest Rate Swap, 08/29/31	1.20%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Deutsche Bank AG	08/27/21	1.20	USD	60,410	750,374
1-Year Interest Rate Swap, 11/27/25	0.82%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	JPMorgan Chase Bank N.A.	11/25/24	0.82	USD	11,710	45,017
1-Year Interest Rate Swap, 12/04/25	0.87%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Bank of America N.A.	12/02/24	0.87	USD	11,750	42,925
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	1,370	116,786
10-Year Interest Rate Swap, 08/09/35	0.91%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	08/07/25	0.91	USD	2,050	174,753
10-Year Interest Rate Swap, 08/09/40	1.05%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	08/07/30	1.05	USD	1,510	148,963
10-Year Interest Rate Swap, 08/09/50	0.91%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	Morgan Stanley & Co. International PLC	08/07/40	0.91	USD	1,160	116,029

										1,394,847

										$1,682,881

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
90-Day Euro Future	224	12/13/21	USD	99.38	USD	22,353	$(236,600)
90-Day Euro Future	112	12/13/21	USD	100.00	USD	11,176	(3,500)

							(240,100)

Put
10-Year U.S. Treasury Note	90	01/22/21	USD	136.50	USD	12,427	(7,031)

							$(247,131)

90	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

OTC Interest Rate Swaptions Written

	Paid by the Fund			Received by the Fund				Expiration	Exercise		Notional
Description	Rate		Frequency	Rate		Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
5-Year Interest Rate Swap, 01/21/26	0.48%		Semi-Annual	3-Month LIBOR, 0.24%		Quarterly	Deutsche Bank AG	01/19/21	0.48%	USD	5,220	$(15,128)
10-Year Interest Rate Swap, 08/11/31	0.63%		Semi-Annual	3-Month LIBOR, 0.24%		Quarterly	Deutsche Bank AG	08/09/21	0.63	USD	26,780	(151,550)
10-Year Interest Rate Swap, 08/29/31	0.60%		Semi-Annual	3-Month LIBOR, 0.24%		Quarterly	Deutsche Bank AG	08/27/21	0.60	USD	60,410	(326,442)
10-Year Interest Rate Swap, 10/02/31	0.45%		Semi-Annual	3-Month LIBOR, 0.24%		Quarterly	Bank of America N.A.	09/30/21	0.45	USD	2,170	(8,396)
10-Year Interest Rate Swap, 08/10/32	0.72%		Semi-Annual	3-Month LIBOR, 0.24%		Quarterly	Deutsche Bank AG	08/08/22	0.72	USD	1,060	(13,453)
5-Year Interest Rate Swap, 08/10/27	(0.02%	)	Annual	6-Month EURIBOR, (0.53%)		Semi-Annual	Barclays Bank PLC	08/08/22	(0.02)	EUR	14,580	(369,075)
10-Year Interest Rate Swap, 10/13/32	1.06%		Semi-Annual	3-Month LIBOR, 0.24%		Quarterly	Deutsche Bank AG	10/11/22	1.06	USD	1,875	(46,712)
10-Year Interest Rate Swap, 12/17/32	1.23%		Semi-Annual	3-Month LIBOR, 0.24%		Quarterly	Barclays Bank PLC	12/15/22	1.23	USD	3,485	(113,069)
10-Year Interest Rate Swap, 12/18/32	1.23%		Semi-Annual	3-Month LIBOR, 0.24%		Quarterly	Goldman Sachs Bank USA	12/16/22	1.23	USD	1,742	(57,180)
10-Year Interest Rate Swap, 12/18/32	1.25%		Semi-Annual	3-Month LIBOR, 0.24%		Quarterly	Goldman Sachs Bank USA	12/16/22	1.25	USD	1,743	(58,272)
10-Year Interest Rate Swap, 01/01/33	1.25%		Semi-Annual	3-Month LIBOR, 0.24%		Quarterly	Citibank N.A.	12/30/22	1.25	USD	1,930	(65,373)

												(1,224,650)

Put
5-Year Interest Rate Swap, 01/21/26	3-Month LIBOR, 0.24%		Quarterly	0.48%		Semi-Annual	Deutsche Bank AG	01/19/21	0.48	USD	5,220	(3,869)
10-Year Interest Rate Swap, 08/11/31	3-Month LIBOR, 0.24%		Quarterly	0.63%		Semi-Annual	Deutsche Bank AG	08/09/21	0.63	USD	26,780	(1,150,746)
10-Year Interest Rate Swap, 08/11/31	3-Month LIBOR, 0.24%		Quarterly	1.00%		Semi-Annual	Deutsche Bank AG	08/09/21	1.00	USD	14,360	(276,708)
2-Year Interest Rate Swap, 08/11/23	6-Month EURIBOR, (0.53%)		Semi-Annual	(0.25%	)	Annual	Barclays Bank PLC	08/09/21	(0.25)	EUR	68,730	(11,081)
5-Year Interest Rate Swap, 09/05/26	3-Month LIBOR, 0.24%		Quarterly	0.60%		Semi-Annual	Deutsche Bank AG	09/03/21	0.60	USD	6,900	(38,851)
10-Year Interest Rate Swap, 10/02/31	3-Month LIBOR, 0.24%		Quarterly	1.45%		Semi-Annual	Bank of America N.A.	09/30/21	1.45	USD	4,340	(33,563)
10-Year Interest Rate Swap, 11/06/31	3-Month LIBOR, 0.24%		Quarterly	1.15%		Semi-Annual	Goldman Sachs Bank USA	11/04/21	1.15	USD	4,885	(86,369)
10-Year Interest Rate Swap, 02/09/32	3-Month LIBOR, 0.24%		Quarterly	0.68%		Semi-Annual	Deutsche Bank AG	02/07/22	0.68	USD	7,000	(347,729)
10-Year Interest Rate Swap, 08/10/32	3-Month LIBOR, 0.24%		Quarterly	0.72%		Semi-Annual	Deutsche Bank AG	08/08/22	0.72	USD	1,060	(60,240)
5-Year Interest Rate Swap, 08/10/27	6-Month EURIBOR, (0.53%)		Semi-Annual	(0.02%	)	Annual	Barclays Bank PLC	08/08/22	(0.02)	EUR	14,580	(45,054)
10-Year Interest Rate Swap, 10/13/32	3-Month LIBOR, 0.24%		Quarterly	1.06%		Semi-Annual	Deutsche Bank AG	10/11/22	1.06	USD	1,875	(71,543)
10-Year Interest Rate Swap, 12/17/32	3-Month LIBOR, 0.24%		Quarterly	1.23%		Semi-Annual	Barclays Bank PLC	12/15/22	1.23	USD	3,485	(114,942)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.24%		Quarterly	1.23%		Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.23	USD	1,742	(56,912)
10-Year Interest Rate Swap, 12/18/32	3-Month LIBOR, 0.24%		Quarterly	1.25%		Semi-Annual	Goldman Sachs Bank USA	12/16/22	1.25	USD	1,743	(55,912)
10-Year Interest Rate Swap, 01/01/33	3-Month LIBOR, 0.24%		Quarterly	1.25%		Semi-Annual	Citibank N.A.	12/30/22	1.25	USD	1,930	(62,271)

												(2,415,790)

												$(3,640,440)

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.34.V1	1.00%	Quarterly	06/20/25	USD	4,942	$(82,397)	$(71,808)	$(10,589)
CDX.NA.HY.IG.35.V1	5.00	Quarterly	12/20/25	USD	6,125	(582,300)	(361,039)	(221,261)
CDX.NA.IG.35.V1	1.00	Quarterly	12/20/25	USD	29,144	(724,429)	(606,793)	(117,636)

						$(1,389,126)	$(1,039,640)	$(349,486)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
0.24%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	04/06/21	(a)	12/15/22	USD	11,850	$(13,238)	$53	$(13,291)
0.26%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	04/06/21	(a)	12/15/22	USD	23,870	(33,001)	(158)	(32,843)
(0.41%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	02/16/21	(a)	02/16/23	EUR	4,930	(14,247)	27	(14,274)
(0.40%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	02/16/21	(a)	02/16/23	EUR	4,920	(14,521)	28	(14,549)
(0.42%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	08/12/21	(a)	08/14/23	EUR	3,790	(9,136)	21	(9,157)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.47%)	Annual	09/13/21	(a)	09/13/23	EUR	1,690	1,775	9	1,766
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.43%)	Annual	N/A		09/22/25	EUR	930	2,332	(340)	2,672
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.44%)	Annual	N/A		09/23/25	EUR	950	1,679	10	1,669
0.35%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		10/01/25	USD	1,220	2,946	10	2,936
3-Month LIBOR, 0.24%	Quarterly	0.45%	Semi-Annual	N/A		11/12/25	USD	7,030	13,902	66	13,836
(0.26%)	Annual	6-Month EURIBOR, (0.53%)	Semi-Annual	08/16/22	(a)	08/16/27	EUR	970	(6,972)	13	(6,985)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.25%)	Annual	08/16/22	(a)	08/16/27	EUR	1,940	14,918	26	14,892
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.24%)	Annual	08/16/22	(a)	08/16/27	EUR	1,940	15,709	26	15,683
0.50%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		08/19/27	USD	80	506	1	505
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.28%)	Annual	09/19/22	(a)	09/20/27	EUR	890	4,665	(259)	4,924
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.40%)	Annual	10/18/22	(a)	10/18/27	EUR	410	(902)	6	(908)
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.36%)	Annual	10/18/22	(a)	10/18/27	EUR	1,200	336	16	320
6-Month EURIBOR, (0.53%)	Semi-Annual	(0.36%)	Annual	12/12/22	(a)	12/13/27	EUR	970	(488)	13	(501)
3-Month LIBOR, 0.24%	Quarterly	0.71%	Semi-Annual	08/14/23	(a)	08/14/28	USD	7,130	(102,539)	65	(102,604)
3-Month LIBOR, 0.24%	Quarterly	1.57%	Semi-Annual	N/A		02/11/30	USD	5	347	192	155
0.96%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	03/31/21	(a)	08/15/30	USD	1,960	(7,274)	32	(7,306)
0.80%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		10/08/30	USD	1,520	15,219	24	15,195
0.53%	Quarterly	3-Month LIBOR, 0.24%	Quarterly	N/A		10/21/30	USD	25	358	—	358
3-Month LIBOR, 0.24%	Quarterly	0.56%	Quarterly	N/A		10/21/30	USD	25	(387)	—	(387)
0.90%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		10/28/30	USD	890	606	14	592
0.90%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		10/28/30	USD	890	781	14	767
0.88%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/04/30	USD	680	1,601	11	1,590
0.90%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/05/30	USD	1,720	1,690	28	1,662
0.95%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/12/30	USD	1,350	(5,162)	22	(5,184)
0.96%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/12/30	USD	2,260	(10,080)	37	(10,117)
0.93%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		11/18/30	USD	480	(1,006)	8	(1,014)
0.95%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		12/04/30	USD	890	(2,659)	14	(2,673)
0.98%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		12/09/30	USD	480	(2,883)	8	(2,891)
0.96%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		12/11/30	USD	1,100	(4,257)	18	(4,275)
0.95%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		12/30/30	USD	240	(540)	4	(544)
0.97%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	N/A		12/30/30	USD	830	(3,262)	13	(3,275)
0.86%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	10/04/21	(a)	10/06/31	USD	190	3,557	3	3,554
1.03%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	11/26/21	(a)	11/26/31	USD	620	2,702	10	2,692
0.80%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	02/08/22	(a)	02/09/32	USD	2,910	85,880	47	85,833
0.83%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	08/15/22	(a)	08/16/32	USD	16,030	551,234	49,365	501,869
0.84%	Quarterly	3-Month LIBOR, 0.24%	Quarterly	N/A		10/22/40	USD	11	424	—	424
3-Month LIBOR, 0.24%	Quarterly	0.91%	Quarterly	N/A		10/22/40	USD	11	(415)	—	(415)
3-Month LIBOR, 0.24%	Quarterly	0.99%	Semi-Annual	N/A		08/22/50	USD	155	(16,047)	5	(16,052)
3-Month LIBOR, 0.24%	Quarterly	1.00%	Semi-Annual	N/A		08/22/50	USD	155	(15,625)	5	(15,630)
0.91%	Quarterly	3-Month LIBOR, 0.24%	Quarterly	N/A		10/21/50	USD	12	760	—	760

92	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective		Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date		Date	Amount (000)		Value	(Received)	(Depreciation)
3-Month LIBOR, 0.24%	Quarterly	0.99%	Quarterly	N/A		10/21/50	USD	12	$(729)	$—	$(729)
1.02%	Semi-Annual	3-Month LIBOR, 0.24%	Quarterly	08/14/23	(a)	08/14/53	USD	1,320	171,195	41	171,154

									$629,752	$49,548	$580,204

(a)	Forward Swap.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9	1.00%	Quarterly	Citibank N.A.	06/20/24	BBB-		USD	1,185	$18,283	$(63,545)	$81,828
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB-		EUR	6	(610)	(1,007)	397
Rolls-Royce PLC	1.00	Quarterly	Citibank N.A.	06/20/25	BB-		EUR	14	(1,336)	(2,215)	879
GKN Holdings PLC	1.00	Quarterly	Citibank N.A.	12/20/25	BB+		EUR	10	(510)	(517)	7
CMBX.NA.8	3.00	Monthly	Barclays Bank PLC	10/17/57	NR		USD	5,000	(788,668)	(495,518)	(293,150)
CMBX.NA.8	3.00	Monthly	Credit Suisse International	10/17/57	NR		USD	2,500	(394,335)	(245,105)	(149,230)
CMBX.NA.8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	NR		USD	4,450	(701,915)	(578,703)	(123,212)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR		USD	5,000	(590,509)	(531,063)	(59,446)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR		USD	5,000	(590,509)	(531,063)	(59,446)
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR		USD	5,000	(590,509)	(525,262)	(65,247)

									$(3,640,618)	$(2,973,998)	$(666,620)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$50,305	$(1,040,397)	$845,808	$(615,090)	$—
OTC Swaps	—	(2,973,998)	83,111	(749,731)	—
Options Written	—	—	1,082,797	(728,578)	(3,887,571)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$170,870	$—	$170,870
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	44,686	—	—	44,686
Options purchased
Investments at value — unaffiliated(b)	—	—	—	—	1,776,793	—	1,776,793

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$—	$—	$—	$845,808	$—	$845,808
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	83,111	—	—	—	—	83,111

	$—	$83,111	$—	$44,686	$2,793,471	$—	$2,921,268

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$276,972	$—	$276,972
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	490,838	—	—	490,838
Options written
Options written at value	—	—	—	—	3,887,571	—	3,887,571
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	349,486	—	—	265,604	—	615,090
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	3,723,729	—	—	—	—	3,723,729

	$—	$4,073,215	$—	$490,838	$4,430,147	$—	$8,994,200

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(718)	$—	$1,700,332	$—	$1,699,614
Forward foreign currency exchange contracts	—	—	—	(811,544)	—	—	(811,544)
Options purchased(a)	—	—	—	—	18,559	—	18,559
Options written	—	—	—	—	901	—	901
Swaps	—	1,348,821	—	—	(708,609)	—	640,212

	$—	$1,348,821	$(718)	$(811,544)	$1,011,183	$—	$1,547,742

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$35	$—	$(265,971)	$—	$(265,936)
Forward foreign currency exchange contracts	—	—	—	3,323	—	—	3,323
Options purchased(b)	—	—	—	—	117,924	—	117,924
Options written	—	—	—	—	296,896	—	296,896
Swaps	—	(3,871,659)	—	—	580,204	—	(3,291,455)

	$—	$(3,871,659)	$35	$3,323	$729,053	$—	$(3,139,248)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$171,975,004
Average notional value of contracts — short	$137,984,209
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$51,846,554
Average amounts sold — in USD	$33,396,775
Options
Average value of option contracts purchased	$90,580
Average value of option contracts written	$160,877

94	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Average notional value of swaption contracts purchased	$48,025,000
Average notional value of swaption contracts written	$149,552,109
Credit default swaps
Average notional value — buy protection	$21,338,747
Average notional value — sell protection	$36,800,913
Interest rate swaps
Average notional value — pays fixed rate	$44,419,002
Average notional value — receives fixed rate	$19,250,465

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$69,093		$113,660
Forward foreign currency exchange contracts	44,686		490,838
Options	1,776,793	(a)	3,887,571
Swaps — centrally cleared	—		48,935
Swaps — OTC(b)	83,111		3,723,729

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,973,683		8,264,733

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(163,005)		(409,726)

Total derivative assets and liabilities subject to an MNA	$1,810,678		$7,855,007

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)
Bank of America N.A.	$91,093	$(60,491)	$—	$—	$30,602
Citibank N.A.	83,111	(83,111)	—	—	—
Deutsche Bank AG	750,374	(750,374)	—	—	—
JPMorgan Chase Bank N.A.	90,167	(16,337)	—	—	73,830
Morgan Stanley & Co. International PLC	751,247	(704,770)	—	—	46,477
Natwest Markets PLC	35,374	—	—	—	35,374
UBS AG	9,312	(9,312)	—	—	—

	$1,810,678	$(1,624,395)	$—	$—	$186,283

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities	(d)
Bank of America N.A.	$60,491	$(60,491)	$—	$—	$—
Barclays Bank PLC	1,441,889	—	—	(1,441,889)	—
BNP Paribas S.A.	141,244	—	—	—	141,244
Citibank N.A.	343,212	(83,111)	—	—	260,101
Credit Suisse International	2,165,862	—	—	(2,040,000)	125,862
Deutsche Bank AG	2,505,718	(750,374)	—	(1,755,344)	—
Goldman Sachs Bank USA	314,645	—	—	—	314,645
JPMorgan Chase Bank N.A.	16,337	(16,337)	—	—	—
Morgan Stanley & Co. International PLC	704,770	(704,770)	—	—	—

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	(c)	Net Amount of Derivative Liabilities	(d)
Standard Chartered Bank	$42,611	$—	$—	$—		$42,611
UBS AG	118,228	(9,312)	—	—		108,916

	$7,855,007	$(1,624,395)	$—	$(5,237,233)		$993,379

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$26,673,450	$814,296	$27,487,746
Common Stocks
Construction & Engineering	38,748	—	—	38,748
Consumer Finance	—	10,993	—	10,993
Diversified Financial Services	—	—	5,468	5,468
Energy Equipment & Services	—	—	10,601	10,601
Health Care Management Services	—	8	—	8
Household Durables	—	—	—	—
Media	64,203	—	—	64,203
Metals & Mining	—	14,018	8,607	22,625
Oil, Gas & Consumable Fuels	16,513	—	—	16,513
Software	364	—	—	364
Specialty Retail	—	85,918	—	85,918
Corporate Bonds
Aerospace & Defense	—	13,312,439	—	13,312,439
Air Freight & Logistics	—	19,125	—	19,125
Airlines	—	9,987,242	—	9,987,242
Auto Components	—	5,619,361	—	5,619,361
Automobiles	—	10,969,561	—	10,969,561
Banks	—	9,952,547	—	9,952,547
Beverages	—	7,829,409	—	7,829,409
Biotechnology	—	78,698	—	78,698
Building Materials	—	5,173,932	—	5,173,932
Building Products	—	1,913,732	—	1,913,732
Capital Markets	—	3,162,780	—	3,162,780
Chemicals	—	9,626,885	—	9,626,885
Commercial Services & Supplies	—	3,503,363	—	3,503,363
Communications Equipment	—	3,840,693	—	3,840,693
Construction & Engineering	—	826,026	—	826,026
Construction Materials	—	5,572,749	—	5,572,749
Consumer Discretionary	—	1,454,695	—	1,454,695
Consumer Finance	—	9,514,094	—	9,514,094
Containers & Packaging	—	2,437,218	—	2,437,218
Diversified Consumer Services	—	5,631,599	—	5,631,599
Diversified Financial Services	—	11,934,869	—	11,934,869
Diversified Telecommunication Services	—	18,421,058	—	18,421,058
Education	—	207,000	—	207,000
Electric Utilities	—	4,501,189	—	4,501,189

96	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Electrical Equipment	$—	$507,130	$—	$507,130
Electronic Equipment, Instruments & Components	—	1,599,124	—	1,599,124
Energy Equipment & Services	—	1,652,560	130,775	1,783,335
Environmental, Maintenance, & Security Service	—	3,204,543	—	3,204,543
Equity Real Estate Investment Trusts (REITs)	—	9,482,745	—	9,482,745
Food & Staples Retailing	—	9,771,155	—	9,771,155
Food Products	—	5,328,854	—	5,328,854
Health Care Equipment & Supplies	—	3,299,920	—	3,299,920
Health Care Providers & Services	—	22,288,760	—	22,288,760
Health Care Technology	—	4,395,859	—	4,395,859
Hotels, Restaurants & Leisure	29,881	28,051,223	—	28,081,104
Household Durables	—	4,183,995	—	4,183,995
Household Products	—	162,449	—	162,449
Independent Power and Renewable Electricity Producers	—	8,144,871	—	8,144,871
Insurance	—	10,794,103	—	10,794,103
Interactive Media & Services	—	3,951,711	—	3,951,711
Internet Software & Services	—	4,472,515	—	4,472,515
IT Services	—	7,638,737	—	7,638,737
Leisure Products	—	1,277,855	—	1,277,855
Machinery	—	4,306,046	—	4,306,046
Media	—	50,813,289	—	50,813,289
Metals & Mining	—	12,323,800	—	12,323,800
Multi-line Retail	—	435,833	—	435,833
Offshore Drilling & Other Services	—	769,085	—	769,085
Oil, Gas & Consumable Fuels	117,490	47,349,703	1,511,727	48,978,920
Personal Products	—	275,260	—	275,260
Pharmaceuticals	—	8,754,294	—	8,754,294
Producer Durables: Miscellaneous	—	200,480	—	200,480
Real Estate	—	289,501	—	289,501
Real Estate Management & Development	—	25,056,207	—	25,056,207
Road & Rail	—	2,187,993	—	2,187,993
Semiconductors & Semiconductor Equipment	122,014	9,096,244	—	9,218,258
Software	—	12,230,170	—	12,230,170
Specialty Retail	—	2,923,590	—	2,923,590
Technology Hardware, Storage & Peripherals	—	1,100,422	—	1,100,422
Textiles, Apparel & Luxury Goods	—	474,938	—	474,938
Thrifts & Mortgage Finance	—	817,783	—	817,783
Transportation	—	122,470	—	122,470
Transportation Infrastructure	—	1,388,967	—	1,388,967
Utilities	—	2,967,751	—	2,967,751
Wireless Telecommunication Services	—	15,494,941	—	15,494,941
Floating Rate Loan Interests	—	255,518,392	7,511,633	263,030,025
Foreign Agency Obligations	—	21,943,113	—	21,943,113
Investment Companies	3,778,650	—	—	3,778,650
Non-Agency Mortgage-Backed Securities	—	9,698,213	—	9,698,213
Other Interests	—	—	—	—
Preferred Securities
Capital Trusts	—	32,902,307	—	32,902,307
Preferred Stocks	10,491,385	—	—	10,491,385
Trust Preferred	2,860,619	—	—	2,860,619
U.S. Government Sponsored Agency Securities	—	2,678,355	—	2,678,355
U.S. Treasury Obligations	—	17,064,758	—	17,064,758
Warrants	—	74,883	—	74,883
Short-Term Securities
Money Market Funds	9,760,422	—	—	9,760,422

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Options Purchased
Interest Rate Contracts	$93,912	$1,682,881	$—	$1,776,793
Unfunded Floating Rate Loan Interests	—	—	—	—
Liabilities
Investments
Unfunded Floating Rate Loan Interests	—	(182)	—	(182)

	$27,374,201	$843,424,247	$9,993,107	880,791,555

Investments Valued at NAV(a)				1,830

				$880,793,385

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$83,111	$—	$83,111
Foreign Currency Exchange Contracts	—	44,686	—	44,686
Interest Rate Contracts	170,870	845,808	—	1,016,678
Liabilities
Credit Contracts	—	(1,099,217)	—	(1,099,217)
Foreign Currency Exchange Contracts	—	(490,838)	—	(490,838)
Interest Rate Contracts	(524,103)	(3,906,044)	—	(4,430,147)

	$(353,233)	$(4,522,494)	$—	$(4,875,727)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $275,105,145 are categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets
Opening balance, as of December 31, 2019	$1,015,603	$522,907	$1,561,152	$8,974,479	$10	$12,074,151
Transfers into Level 3	—	—	—	380,793	—	380,793
Transfers out of Level 3	—	—	—	(3,712,401)	—	(3,712,401)
Accrued discounts/premiums	(95,400)	—	4,191	40,882	—	(50,327)
Net realized gain (loss)	—	(7,400)	601	(236,809)	2,164	(241,444)
Net change in unrealized appreciation (depreciation)(a)(b)	(22,927)	(386,469)	(21,208)	305,400	(10)	(125,214)
Purchases	294,000	3,639	135,187	5,178,636	—	5,611,462
Sales	(376,980)	(108,001)	(37,421)	(3,419,347)	(2,164)	(3,943,913)

Closing balance, as of December 31, 2020	$814,296	$24,676	$1,642,502	$7,511,633	$— (c)	$9,993,107

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020(a)	$(22,927)	$(363,666)	$(21,208)	$283,013	$—	$(124,788)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

(c)	Rounds to less than $1.

	Credit Contracts Assets	Total
Opening Balance as of December 31, 2019	$84,334	$84,334
Transfers in Level 3	—	—
Transfers out of Level 3	(84,334)	(84,334)
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	—
Purchases	—	—

98	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2020	BlackRock Limited Duration Income Trust (BLW)

	Credit Contracts Assets	Total
Issues	$—	$—
Sales	—	—

Closing Balance, as of December 31, 2020	$—	$—

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2020	$—	$—

The Fund’s financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	99

Statements of Assets and Liabilities December 31, 2020

	DSU	FRA	BLW

ASSETS
Investments at value — unaffiliated(a)	$777,750,466	$706,961,614	$869,651,845
Investments at value — affiliated(b)	10,799,670	11,695,920	11,141,722
Cash	906,205	3,567,244	2,777,799
Cash pledged:
Collateral — OTC derivatives	30,000	—	5,610,000
Futures contracts	—	—	1,071,470
Centrally cleared swaps	—	—	2,866,000
Foreign currency at value(c)	197,575	4,623	1,463,080
Receivables:
Investments sold	2,564,095	2,610,072	2,825,822
Options written	—	—	129,312
Dividends — unaffiliated	—	—	71,034
Dividends — affiliated	73	27	243
Interest — unaffiliated	3,596,668	2,367,589	8,844,793
Variation margin on futures contracts	—	—	69,093
Unrealized appreciation on:
Forward foreign currency exchange contracts	4,905	4,534	44,686
OTC swaps	13,519	—	83,111
Prepaid expenses	4,995	4,545	5,543
Other assets	3,111	—	—

Total assets	795,871,282	727,216,168	906,655,553

LIABILITIES
Cash received as collateral for reverse repurchase agreements	—	—	3,860,681
Options written at value(d)	—	—	3,887,571
Reverse repurchase agreements at value	—	—	275,105,145
Payables:
Investments purchased	24,638,250	27,706,046	10,747,991
Bank borrowings	229,000,000	208,000,000	—
Income dividend distributions	2,818,804	2,356,854	3,498,452
Interest expense	229,525	193,060	—
Investment advisory fees	358,194	443,124	408,248
Directors’ and Officer’s fees	377,818	1,471	468,409
Options written	—	—	6,909
Other accrued expenses	251,429	284,376	362,196
Variation margin on futures contracts	—	—	113,660
Variation margin on centrally cleared swaps	—	—	48,935
Swap premiums received	30,662	—	2,973,998
Unrealized depreciation on:
Forward foreign currency exchange contracts	207,597	179,533	490,838
OTC swaps	—	—	749,731
Unfunded floating rate loan interests	400	453	182

Total liabilities	257,912,679	239,164,917	302,722,946

NET ASSETS	$537,958,603	$488,051,251	$603,932,607

100	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued) December 31, 2020

		DSU	FRA	BLW

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)		$658,028,410	$544,777,667	$628,685,591
Accumulated loss		(120,069,807)	(56,726,416)	(24,752,984)

NET ASSETS		$537,958,603	$488,051,251	$603,932,607

Net asset value(e)(f)(g)		$11.55	$13.81	$16.93

(a)	Investments at cost — unaffiliated	$795,836,854	$711,977,024	$841,960,401
(b)	Investments at cost — affiliated	$10,107,553	$10,714,081	$11,030,116
(c)	Foreign currency at cost	$197,533	$4,524	$1,440,566
(d)	Premiums received	$—	$—	$4,241,790
(e)	Shares outstanding	46,591,807	35,335,136	35,662,105
(f)	Shares authorized	400 million	200 million	Unlimited
(g)	Par value	$0.10	$0.10	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	101

Statements of Operations Year Ended December 31, 2020

	DSU	FRA	BLW

INVESTMENT INCOME
Dividends — unaffiliated	$252,726	$757,606	$964,975
Dividends — affiliated	361,370	472,972	49,844
Interest — unaffiliated	36,656,331	30,665,039	41,528,956
Other income	568,659	609,616	285,018
Foreign taxes withheld	(259)	—	(3,799)

Total investment income	37,838,827	32,505,233	42,824,994

EXPENSES
Investment advisory	4,133,648	5,064,539	4,562,948
Professional	232,783	125,595	143,353
Transfer agent	203,332	54,543	76,127
Accounting services	106,482	99,462	114,483
Directors and Officer	57,525	29,888	61,842
Custodian	32,810	32,051	97,660
Printing and postage	19,870	12,023	31,580
Registration	17,273	12,550	12,524
Miscellaneous	61,966	38,815	99,161

Total expenses excluding interest expense	4,865,689	5,469,466	5,199,678
Interest expense	2,991,162	2,573,688	2,785,586

Total expenses	7,856,851	8,043,154	7,985,264
Less:
Fees waived and/or reimbursed by the Manager	(48,757)	(79,422)	(10,616)

Total expenses after fees waived and/or reimbursed	7,808,094	7,963,732	7,974,648

Net investment income	30,030,733	24,541,501	34,850,346

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(26,196,236)	(20,511,695)	(9,881,333)
Investments — affiliated	65,135	144,383	111,075
Foreign currency transactions	54,038	13,479	81,843
Forward foreign currency exchange contracts	(601,720)	(322,988)	(811,544)
Futures contracts	(4,448)	—	1,699,614
Options written	—	—	901
Swaps	(596,967)	517,108	640,212

	(27,280,198)	(20,159,713)	(8,159,232)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,804,933)	(317,976)	13,809,101
Investments — affiliated	692,117	981,839	111,606
Foreign currency translations	872	(12,390)	(5,800)
Forward foreign currency exchange contracts	(3,005)	(28,212)	3,323
Futures contracts	228	—	(265,936)
Options written	—	—	296,896
Swaps	242,007	—	(3,291,455)
Unfunded floating rate loan interests	(167,690)	(149,781)	(55,467)

	(2,040,404)	473,480	10,602,268

Net realized and unrealized gain (loss)	(29,320,602)	(19,686,233)	2,443,036

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$710,131	$4,855,268	$37,293,382

See notes to financial statements.

102	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	DSU			FRA
		Period from			Period from
	Year Ended	03/01/19	Year Ended	Year Ended	09/01/19	Year Ended
	12/31/20	to 12/31/19	02/28/19	12/31/20	to 12/31/19	08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,030,733	$32,028,542	$42,457,853	$24,541,501	$9,182,798	$30,775,188
Net realized loss	(27,280,198)	(10,374,472)	(7,363,476)	(20,159,713)	(1,960,481)	(9,782,691)
Net change in unrealized appreciation (depreciation)	(2,040,404)	19,737,256	(16,979,647)	473,480	8,098,171	(6,388,475)

Net increase in net assets resulting from operations	710,131	41,391,326	18,114,730	4,855,268	15,320,488	14,604,022

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(29,156,637)	(37,103,506)	(44,243,908)	(24,834,098)	(13,875,793)	(32,025,983)
Return of capital	(10,264,492)	(1,264,429)	—	(8,006,999)	—	—

Decrease in net assets resulting from distributions to shareholders	(39,421,129)	(38,367,935)	(44,243,908)	(32,841,097)	(13,875,793)	(32,025,983)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchases (including transaction costs)	(28,570,553)	(39,003,259)	(74,855,117)	(6,507,629)	(5,346,886)	(11,500,788)

NET ASSETS
Total decrease in net assets	(67,281,551)	(35,979,868)	(100,984,295)	(34,493,458)	(3,902,191)	(28,922,749)
Beginning of period	605,240,154	641,220,022	742,204,317	522,544,709	526,446,900	555,369,649

End of period	$537,958,603	$605,240,154	$641,220,022	$488,051,251	$522,544,709	$526,446,900

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	103

Statements of Changes in Net Assets (continued)

	BLW
	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$34,850,346	$10,824,978	$34,113,194
Net realized loss	(8,159,232)	(1,710,596)	(4,073,290)
Net change in unrealized appreciation	10,602,268	8,611,334	14,386,640

Net increase in net assets resulting from operations	37,293,382	17,725,716	44,426,544

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(36,735,203)	(16,909,431)	(34,575,364)
Return of capital	(5,328,251)	—	—

Decrease in net assets resulting from distributions to shareholders	(42,063,454)	(16,909,431)	(34,575,364)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,364,913)	—	(11,648,172)

NET ASSETS
Total increase (decrease) in net assets	(7,134,985)	816,285	(1,796,992)
Beginning of period	611,067,592	610,251,307	612,048,299

End of period	$603,932,607	$611,067,592	$610,251,307

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

104	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows Year Ended December 31, 2020

	DSU	FRA	BLW

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$710,131	$4,855,268	$37,293,382
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	584,855,008	467,458,162	536,553,434
Purchases of long-term investments	(511,472,552)	(443,298,512)	(582,806,393)
Net proceeds from sales (purchases) of short-term securities	674,733	432,271	(8,054,328)
Amortization of premium and accretion of discount on investments and other fees	(1,180,154)	(1,053,355)	38,150
Paid-in-kind income	(665,016)	(648,515)	(239,924)
Premiums paid on closing options written	—	—	(509,067)
Premiums received from options written	—	—	4,606,767
Net realized loss on investments and options written	26,141,566	20,395,373	9,779,573
Net unrealized (appreciation) depreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	2,041,504	(485,870)	(9,957,590)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	1,965	1,427	5,011
Dividends — unaffiliated	—	—	4
Interest — unaffiliated	32,765	(711,260)	(1,243,956)
Variation margin on futures contracts	—	—	94,453
Variation margin on centrally cleared swaps	—	—	7,859
Swap premiums paid	6,417	—	5,483
Prepaid expenses	(234)	(595)	(918)
Other assets	5,516	—	—
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	—	—	3,801,393
Payables
Interest expense	(310,040)	(250,468)	(1,069,785)
Investment advisory fees	(420,101)	(460,787)	(338,191)
Directors’ and Officer’s fees	15,120	904	14,005
Other accrued expenses	(126,033)	(80,856)	(55,294)
Variation margin on futures contracts	—	—	73,125
Variation margin on centrally cleared swaps	—	—	48,935
Swap premiums received	(22,935)	—	(1,009,285)
Other liabilities	(575,071)	(568,672)	(205,327)

Net cash provided by (used for) operating activities	99,712,589	45,584,515	(13,168,484)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(40,115,790)	(33,313,561)	(42,080,186)
Payments for bank borrowings	(354,000,000)	(314,000,000)	—
Net payments on redemption of capital shares	(28,570,553)	(6,507,629)	(2,364,913)
Proceeds from bank borrowings	321,000,000	308,000,000	—
Net borrowing of reverse repurchase agreements	—	—	62,775,484

Net cash provided by (used for) for financing activities	(101,686,343)	(45,821,190)	18,330,385

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(1,749)	(12,384)	(9,654)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(1,975,503)	(249,059)	5,152,247
Restricted and unrestricted cash and foreign currency at beginning of year	3,109,283	3,820,926	8,636,102

Restricted and unrestricted cash and foreign currency at end of year	$1,133,780	$3,571,867	$13,788,349

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,301,202	$2,824,156	$3,855,371

F I N A N C I A L S T A T E M E N T S	105

Statements of Cash Flows (continued) Year Ended December 31, 2020

	DSU	FRA	BLW

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$906,205	$3,567,244	$2,777,799
Cash pledged
Collateral — OTC derivatives	30,000	—	5,610,000
Futures contracts	—	—	1,071,470
Centrally cleared swaps	—	—	2,866,000
Foreign currency at value	197,575	4,623	1,463,080

	$1,133,780	$3,571,867	$13,788,349

See notes to financial statements.

106	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	DSU
	Year Ended 12/31/20	Period from 03/01/19 to 12/31/19		Year Ended February 28,				Year Ended February 29, 2016	(a)(b)
				2019	2018	(a)	2017 (a)

Net asset value, beginning of period	$12.25	$12.16		$12.62	$12.70		$11.38	$12.87

Net investment income(c)	0.63	0.64		0.79	0.78		0.73	0.77
Net realized and unrealized gain (loss)	(0.50)	0.21		(0.43)	(0.04)		1.34	(1.46)

Net increase (decrease) from investment operations	0.13	0.85		0.36	0.74		2.07	(0.69)

Distributions(d)
From net investment income	(0.61)	(0.73)		(0.82)	(0.82)		(0.75)	(0.80)
Return of capital	(0.22)	(0.03)		—	—		—	—

Total distributions	(0.83)	(0.76)		(0.82)	(0.82)		(0.75)	(0.80)

Net asset value, end of period	$11.55	$12.25		$12.16	$12.62		$12.70	$11.38

Market price, end of period	$10.45	$11.20		$10.78	$11.47		$11.68	$9.96

Total Return(e)
Based on net asset value	2.57%	8.03	%(f)	3.86%	6.60	%(g)	19.57%	(4.73)%

Based on market price	1.50%	11.42	%(f)	1.30%	5.35%		25.53%	(6.03)%

Ratios to Average Net Assets(h)
Total expenses	1.48%	2.21	%(i)(j)	2.23%	1.86%		1.36%	1.18%

Total expenses after fees waived and/or reimbursed	1.47%	2.21	%(i)(j)	2.23%	1.85%		1.35%	1.18%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.91%	0.92	%(i)	0.96%	0.94%		0.87%	0.84%

Net investment income	5.65%	6.25	%(i)	6.40%	6.12%		6.04%	6.29%

Supplemental Data
Net assets, end of period (000)	$537,959	$605,240		$641,220	$742,204		$780,810	$709,236

Borrowings outstanding, end of period (000)	$229,000	$262,000		$278,000	$338,000		$318,000	$190,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,349	$3,310		$3,308	$3,196		$3,455	$4,733

Portfolio turnover rate	67%	53%		62%	59%		55%	41%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)

Per share operating performance amounts have been adjusted to reflect a one-for-three reverse stock split effective after the close of trading on November 15, 2016 for the shareholders of record on November 15, 2016.

(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/20	Period from 03/01/19 to 12/31/19	Year Ended February 28,
			2019	2018	(a)	2017	(a)	Year Ended February 29, 2016	(a)(b)
Investments in underlying funds	0.02%	0.03%	—%	—%		0.02%		0.01%

(i)	Annualized.
(j)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	107

Financial Highlights (continued) (For a share outstanding throughout each period)

	FRA
	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended August 31,
				2019	2018 (a)	2017 (a)	2016 (a)

Net asset value, beginning of period	$14.55	$14.49		$14.92	$14.93	$14.78	$14.91

Net investment income(b)	0.69	0.25		0.84	0.79	0.76	0.76
Net realized and unrealized gain (loss)	(0.51)	0.19		(0.40)	(0.06)	0.20	(0.14)

Net increase from investment operations	0.18	0.44		0.44	0.73	0.96	0.62

Distributions(c)
From net investment income	(0.70)	(0.38)		(0.87)	(0.74)	(0.81)	(0.75)
Return of capital	(0.22)	—		—	—	—	—

Total distributions	(0.92)	(0.38)		(0.87)	(0.74)	(0.81)	(0.75)

Net asset value, end of period	$13.81	$14.55		$14.49	$14.92	$14.93	$14.78

Market price, end of period	$12.11	$13.44		$12.46	$13.80	$14.10	$13.70

Total Return(d)
Based on net asset value	2.76%	3.41	%(e)	3.94%	5.28%	6.93%	5.00%

Based on market price	(2.45)%	11.08	%(e)	(3.37)%	3.11%	8.95%	12.14%

Ratios to Average Net Assets(f)
Total expenses	1.69%	2.20	%(g)(h)	2.45%	2.23%	1.88%	1.54%

Total expenses after fees waived and/or reimbursed	1.67%	2.20	%(g)(h)	2.45%	2.22%	1.88%	1.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.13%	1.19	%(g)	1.16%	1.20%	1.21%	1.14%

Net investment income	5.15%	5.26	%(g)	5.74%	5.27%	5.08%	5.27%

Supplemental Data
Net assets, end of period (000)	$488,051	$522,545		$526,447	$555,370	$555,972	$550,271

Borrowings outstanding, end of period (000)	$208,000	$214,000		$204,000	$233,000	$237,000	$225,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,346	$3,442		$3,582	$3,385	$3,346	$3,446

Portfolio turnover rate	65%	16%		53%	57%	64%	48%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19	Year Ended August 31,
			2019	2018	(a)	2017	(a)	2016	(a)
Investments in underlying funds	0.03%	0.04%	0.03%	0.01%		—%		—%

(g)	Annualized.
(h)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

See notes to financial statements.

108	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights   (continued)

(For a share outstanding throughout each period)

	BLW
	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19		Year Ended August 31,
				2019	2018	2017	2016

Net asset value, beginning of period	$17.05	$17.03		$16.71	$17.02	$16.84	$17.04

Net investment income(a)	0.98	0.31		0.94	0.95	1.01	1.32
Net realized and unrealized gain (loss)	0.08	0.18		0.33	(0.31)	0.44	(0.22)

Net increase from investment operations	1.06	0.49		1.27	0.64	1.45	1.10

Distributions(b)
From net investment income	(1.03)	(0.47)		(0.95)	(0.95)	(1.27)	(1.30)
Return of capital	(0.15)	—		—	—	—	—

Total distributions	(1.18)	(0.47)		(0.95)	(0.95)	(1.27)	(1.30)

Net asset value, end of period	$16.93	$17.05		$17.03	$16.71	$17.02	$16.84

Market price, end of period	$15.92	$16.39		$15.44	$15.06	$15.99	$15.74

Total Return(c)
Based on net asset value	7.58%	3.11	%(d)	8.77%	4.42%	9.62%	7.78%

Based on market price	5.24%	9.32	%(d)	9.41%	0.18%	10.18%	17.59%

Ratios to Average Net Assets(e)
Total expenses	1.39%	1.64	%(f)(g)	1.81%	1.73%	1.45%	1.21%

Total expenses after fees waived and/or reimbursed	1.39%	1.64	%(f)(g)	1.81%	1.73%	1.45%	1.21%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.90%	0.89	%(f)	0.84%	0.89%	0.89%	0.89%

Net investment income	6.07%	5.32	%(f)	5.69%	5.60%	6.00%	8.04%

Supplemental Data
Net assets, end of period (000)	$603,933	$611,068		$610,251	$612,048	$629,728	$623,219

Borrowings outstanding, end of period (000)	$275,105	$213,399		$202,539	$234,622	$252,280	$263,445

Portfolio turnover rate(h)	65%	14%		50%	50%	55%	54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19	Year Ended August 31,
			2019	2018	2017	2016
Investments in underlying funds	0.01%	0.02%	0.02%	—%	—%	—%

(f)	Annualized.
(g)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.66%.

(h) Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/20	Period from 09/01/19 to 12/31/19	Year Ended August 31,
			2019	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	58%	14%	50%	50%	55%	54%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Debt Strategies Fund, Inc.	DSU	Maryland	Diversified
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2020, if any, are disclosed in the Statements of Assets and Liabilities.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Subject to the Funds’ managed distribution plan, the Funds intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

110	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Income Tax Information note for the tax character of each Fund’s distributions paid during the period.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

N O T E S T O F I N A N C I A L S T A T E M E N T S	111

Notes to Financial Statements (continued)

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

112	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2020, certain investments of BLW were fair valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities,

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generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
DSU	Precision Medicine Group LLC	$227,084	$227,084	$227,084	$—
	Therma Intermediate LLC	120,176	120,176	119,776	(400)
FRA	Precision Medicine Group LLC	256,788	256,788	256,788	—
	Therma Intermediate LLC	135,924	135,924	135,471	(453)
BLW	Precision Medicine Group LLC	104,764	104,764	104,764	—
	Therma Intermediate LLC	54,771	54,771	54,589	(182)

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund

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is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for BLW was $255,572,627 and 1.09%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount (b)
Barclays Capital, Inc.	$(90,366,881)	$90,366,881		$—		$—
BNP Paribas S.A.	(132,071,237)	132,071,237		—		—
BoFA Securities, Inc.	(110,168)	110,168		—		—
Credit Suisse Securities (USA) LLC	(450,365)	450,365		—		—
Goldman Sachs & Co.	(3,016,573)	3,016,573		—		—
HSBC Securities (USA), Inc.	(16,246,250)	15,924,293		—		(321,957)
J.P. Morgan Securities LLC	(202,484)	202,484		—		—
RBC Capital Markets LLC	(32,641,187)	32,641,187		—		—

	$(275,105,145)	$274,783,188		$—		$(321,957)

(a)

Net collateral, including accrued interest, with a value of $320,148,184 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

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Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s)reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

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6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, DSU and FRA pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage:

	DSU	FRA
Investment advisory fees	0.55%	0.75%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities.

For such services, BLW pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Fund, effective March 2, 2020 for FRA, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. With respect to BLW, the Manager also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager. The Manager pays BIL and, with respect to BLW, BRS for services they provide for that portion of each Fund for which BIL, and, with respect to BLW, BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Distribution Fees: FRA had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of FRA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, as of December 31, 2020, FRA is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus and the Distribution Agreement with FRA has been terminated. Pursuant to the Distribution Agreement, FRA will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of FRA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended December 31, 2020 amounted to $0 since no sales of FRA’s common shares were made prior to termination of the Distribution Agreement.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived were as follows:

Fund Name	Amounts Waived
DSU	$1,559
FRA	915
BLW	4,173

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fund Name	Amounts Waived
DSU	$47,198
FRA	78,507
BLW	6,443

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
DSU	$114,109	$7,365,717	$(175,340)
FRA	—	623,665	(93,730)
BLW	1,769,374	1,856,170	74,614

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Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended December 31, 2020, purchases and sales of investments, including paydowns/payups and excluding short-term investments, were as follows:

	U.S. Government Securities		Other Securities
Fund Name	Purchases	Sales	Purchases	Sales
DSU	$—	$—	$516,395,797	$580,226,575
FRA	—	—	456,569,766	462,027,347
BLW	—	1,600,000	585,926,923	537,004,068

For the year ended December 31, 2020, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales
BLW	$53,749,990	$53,858,441

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

	Period	DSU	FRA	BLW
Ordinary income	12/31/2020	$29,156,637	$24,834,098	$36,735,203
	12/31/2019	37,103,506	13,875,793	16,909,431
	8/31/2019	—	32,025,983	34,575,364
	2/28/2019	44,243,908	—	—
Return of Capital	12/31/2020	10,264,492	8,006,999	5,328,251
	12/31/2019	1,264,429	—	—
	8/31/2019	—	—	—
	2/28/2019	—	—	—

Total	12/31/2020	$39,421,129	$32,841,097	$42,063,454

	12/31/2019	$38,367,935	$13,875,793	$16,909,431

	8/31/2019	$—	$32,025,983	$34,575,364

	2/28/2019	$44,243,908	$—	$—

As of period end, the tax components of accumulated earnings (loss) were as follows:

	DSU	FRA	BLW
Non-expiring capital loss carryforwards(a)	$(97,616,259)	$(49,137,928)	$(45,910,589)
Net unrealized gains (losses)(b)	(22,348,387)	(7,342,958)	21,869,125
Qualified late-year losses(c)	(105,161)	(245,530)	(711,520)

	$(120,069,807)	$(56,726,416)	$(24,752,984)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, the classification of investments, dividends recognized for tax purposes, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the timing of distributions, amortization methods for premiums on fixed income securities, the accounting for swap agreements and the deferral of compensation to directors.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

	DSU	FRA	BLW
Tax cost	$807,339,066	$723,513,533	$854,123,932

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Notes to Financial Statements (continued)

	DSU	FRA	BLW
Gross unrealized appreciation	$14,839,333	$9,762,825	$43,956,327
Gross unrealized depreciation	(33,588,620)	(14,618,824)	(17,329,515)

Net unrealized appreciation (depreciation)	$(18,749,287)	$(4,855,999)	$26,626,812

9.	BANK BORROWINGS

DSU and FRA are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to DSU and FRA. As of period end, DSU and FRA have not received any notice to terminate. DSU and FRA have granted a security interest in substantially all of their assets to SSB.

The SSB Agreement allows for the following maximum commitment amounts:

Fund Name	Commitment Amounts
DSU	$340,000,000
FRA	274,000,000

Advances will be made by SSB to DSU and FRA, at DSU’s and FRA’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, DSU and FRA paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to DSU and FRA as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

DSU and FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended December 31, 2020, the average amount of bank borrowings and the daily weighted average interest rates for DSU and FRA for loans under the revolving credit agreements were as follows:

Fund Name	Average Amount Outstanding	Daily Weighted Average Interest Rate
DSU	$220,721,311	1.36%
FRA	198,650,273	1.30

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

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Notes to Financial Statements  (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within certain Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

DSU is authorized to issue 400 million shares, all of which were initially classified as Common Shares. FRA is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BLW is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for DSU’s, FRA’s and BLW’s shares is $0.10, $0.10 and $0.001, respectively. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	121

Notes to Financial Statements (continued)

On September 28, 2020, each Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2020, each Fund may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Funds’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	DSU		FRA		BLW
	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended December 31, 2020	353,230	$3,364,037	569,915	$6,507,629	170,552	$2,364,913
Period Ended December 31, 2019	686,397	7,398,251	420,202	5,346,886	—	—
Year Ended August 31, 2019	—	—	907,235	11,500,788	803,959	11,648,172
Year Ended February 28, 2019	173,552	1,913,158	—	—	—	—

Discount Management Program: DSU’s three-year discount management program (the “Program”) ended in 2020. Under the Program, the Fund offered to repurchase its common shares based on three 3-month measurement periods when the Fund’s common shares traded at an average daily discount to net asset value (“NAV”) of more than 7.5% during a measurement period (the “discount trigger”). There was no guarantee that shareholders would be able to sell all of the shares that they desired to sell in any particular repurchase that was executed.

The discount trigger was met for all three measurement periods. For the first measurement period, the Fund conducted a tender offer for 10% of its outstanding shares of common stock. For the second and third measurement periods, the Fund conducted a tender offer for 5% of its outstanding shares of common stock.

The results of each tender offer were as follows:

Commencement Date(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
March 16, 2018	April 17, 2018	26,225,806	45.0%	5,879,192	10.0%	$12.4068	$72,941,959
March 15, 2019	April 15, 2019	21,792,955	41.0	2,636,959	5.0	11.9854	31,605,008
March 17, 2020	April 16, 2020	17,034,684	34.0	2,470,791	5.0	10.2018	25,206,516

(a)	Date the tender offer period began.

Tendered share amounts are shown as redemption of shares resulting from share repurchases (including transaction costs) in the Statements of Changes in Net Assets.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid distributions to Common Shareholders as follows:

	Dividend Per Common Share
Fund Name	Paid	(a)	Declared	(b)
DSU	$0.060500		$0.060500
FRA	0.066700		0.066700
BLW	0.098100		0.098100

(a)	Net investment income dividend paid on January 11, 2021 to Common Shareholders of record on December 31, 2020.
(b)	Net investment income dividend declared on February 1, 2021, payable to Common Shareholders of record on February 16, 2021.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc. and BlackRock Limited Duration Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc. and BlackRock Limited Duration Income Trust (the “Funds”), including the schedules of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights
BlackRock Debt Strategies Fund, Inc.	For the year ended December 31, 2020, for the period from March 1, 2019 through December 31, 2019, and for the year ended February 28, 2019	For the year ended December 31, 2020, for the period from March 1, 2019 through December 31, 2019, and for each of the four years in the period ended February 28, 2019. The presented financial highlights were consolidated through November 30, 2017.
BlackRock Floating Rate Income Strategies Fund, Inc.	For the year ended December 31, 2020, for the period from September 1, 2019 through December 31, 2019, and for the year ended August 31, 2019	For the year ended December 31, 2020, for the period from September 1, 2019 through December 31, 2019, and for each of the four years in the period ended August 31, 2019. The presented financial highlights were consolidated through November 30, 2017.
BlackRock Limited Duration Income Trust	For the year ended December 31, 2020, for the period from September 1, 2019 through December 31, 2019, and for the year ended August 31, 2019	For the year ended December 31, 2020, for the period from September 1, 2019 through December 31, 2019, and for each of the four years in the period ended August 31, 2019.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended December 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
DSU	0.83%
BLW	6.39

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2020:

Fund Name	Qualified Dividend Income
DSU	$366,987
BLW	2,783,847

For the fiscal year ended December 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest-Related Dividends
DSU	$21,442,980
FRA	18,357,609
BLW	23,141,303

The Funds hereby designate the following amount of distributions from direct federal obligation interest for the fiscal year ended December 31, 2020:

Fund Name	Federal Obligation Interest
BLW	$407,029

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

The Fund’s investment objective is to provide stockholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments (“floating rate debt securities”). The Fund’s investment objective is a fundamental policy and may not be changed without stockholder approval.

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by BlackRock Advisors, LLC (the “Manager”) to be of comparable quality. Secured loans may be either wholly or partially secured at the time of investment. In addition to senior loans, floating rate debt securities may include, without limitation, instruments such as catastrophe and other event linked bonds, bank capital securities, corporate bonds, notes, money market instruments and certain types of mortgage related and other asset backed securities. Due to their floating or variable rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt security is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed rate debt instrument, although the value of a floating rate debt security may nonetheless decline as interest rates rise and due to other factors, such as real or perceived changes in credit quality or financial condition of the issuer or borrower, volatility in the capital markets or other adverse market conditions.

The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

The Fund’s policy to invest, under normal market conditions, at least 80% of its Managed Assets in floating rate debt securities, as described above, is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that stockholders are provided with at least 60 days’ prior notice of any change, unless such change was previously approved by shareholders, as required by the rules under the 1940 Act.

The Fund may invest up to 20% of its total assets in securities other than floating rate debt securities, including, but not limited to, fixed rate debt securities such as convertible securities, bonds, notes, fixed rate loans and mortgage related and other asset backed securities issued on a public or private basis, collateralized debt obligations, preferred securities, commercial paper, U.S. government securities, structured notes, credit linked notes, credit linked trust certificates and other hybrid instruments.

To a limited extent, incidental to and in connection with its investment activities or pursuant to a convertible feature in a security, the Fund may acquire warrants and other debt and equity securities. The Fund may also acquire other debt and equity securities of a borrower or issuer in connection with an amendment, waiver, conversion or exchange of a senior loan or other debt security or in connection with a bankruptcy or workout of the borrower or issuer.

The Fund may invest without limit, and generally intends to invest a substantial portion of its assets, in high yield securities, including senior loans and other floating or fixed rate debt securities, that are rated below investment grade by the established rating services (Ba or lower by Moody’s Investor’s Service (“Moody’s”) or BB or lower by S&P Global Ratings (“S&P”)) or, if unrated, are considered by the Manager to be of comparable quality. High yield bonds commonly are referred to as “junk” bonds. The high yield securities in which the Fund invests may include credit linked notes, structured notes, credit linked trust certificates or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities. Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. The Fund may also invest in investment grade securities, which are securities rated at least BBB– as determined by S&P, Baa3 as determined by Moody’s or, if unrated, determined to be of comparable quality by the Manager.

The Fund may not invest more than 10% of its total assets (at the time of investment) in securities that are rated Caa1 or lower (if rated by Moody’s) or CCC+ or lower (if rated by S&P) by each agency rating such security or, if unrated, are considered by the Manager to be of comparable quality or are otherwise considered to be distressed securities (“Distressed Securities”).

The Fund may invest without limitation in debt securities of issuers domiciled outside the United States. The Fund, however, will not invest more than 10% of its total assets in debt securities of issuers located in emerging market countries. Emerging market countries generally include every nation in the world (including countries that may be considered “frontier” markets) except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund will invest primarily in U.S. dollar denominated debt securities. The Fund will not invest more than 10% of its total assets in debt securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Fund in U.S. dollars, including obligations of non-U.S. governments and their respective subdivisions, agencies and government sponsored enterprises.

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

The Fund may invest in bonds of varying maturities issued by U.S. and non-U.S. corporations and other business or governmental entities. Bonds can be variable or fixed rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. The Fund may also invest in catastrophe or other “event linked” bonds. The Fund may invest in securities of any maturity.

The Fund may invest in preferred securities, including preferred securities that may be converted into common stock or other securities of the same or a different issuer. The types of preferred securities in which the Fund may invest include trust preferred securities.

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred security or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund may invest without limit in illiquid securities, which are floating rate debt securities, senior loans, high yield securities and other securities that lack a secondary trading market or are otherwise considered illiquid

Leverage: The Fund currently utilizes leverage for investment purposes in the form of a bank credit facility. At times, the Fund could utilize leverage through borrowings, the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock. The Fund may also leverage through the use of reverse repurchase agreements. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does, what percentage of the Fund’s assets such borrowings will represent. The Fund does not currently anticipate issuing any preferred stock.

BlackRock Limited Duration Income Trust (BLW)

The Fund’s investment objective is to provide current income and capital appreciation. The Fund pursues its objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage related securities and asset-backed securities and U.S. government and agency securities;

•	senior, secured floating rate loans made to corporate and other business entities; and

•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade.

The Fund may invest directly in such securities or synthetically through the use of derivatives. BlackRock Advisors, LLC (the “Manager”) has broad discretion to allocate the Fund’s assets among these three principal asset classes.

The Fund’s investment objective may be changed by the Board of Trustees of the Fund without prior shareholder approval.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in net asset value that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

The Fund is intended to have a relatively low level of interest rate risk compared to investment portfolios of similar credit quality but with longer durations. Certain of the Fund’s other strategies, however, may result in an above average amount of risk and volatility or loss of principal.

The Fund may invest in corporate bonds.

The Fund anticipates that, under normal market conditions, a significant portion of its Managed Assets will be invested in securities rated below investment grade, such as those rated (Ba or lower by Moody’s Investor’s Service (“Moody’s”) or BB or lower by S&P Global Ratings (“S&P”)) or securities comparably rated by other rating agencies or in unrated securities determined by the Manager to be of comparable quality. High yield securities commonly are referred to as “junk” bonds. The Fund may invest in individual securities of any credit quality. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

The Fund may also invest in investment grade securities, which are securities rated at least BBB– as determined by S&P, Baa3 as determined by Moody’s or, if unrated, determined to be of comparable quality by the Manager. When the Manager believes it to be in the best interests of the Fund’s shareholders, the Fund will reduce its investment in lower grade securities and, in certain market conditions, the Fund may invest none of its assets in lower grade securities.

The Fund may invest without limitation in U.S. dollar denominated securities of non-U.S. issuers and, to a limited extent, non-U.S. dollar-denominated securities of non-U.S. issuers (“Non-U.S. Securities”), including up to 20% of its Managed Assets in issuers located in emerging market countries. The Fund can hold no more than 10% of its Managed Assets in non-U.S. dollar-denominated Non-U.S. Securities.

Non-U.S. Securities may include debt securities issued by foreign governments and other sovereign entities and debt securities issued by foreign corporations or supranational entities and securities denominated in U.S. dollars or, to a limited extent (as described above), in foreign currencies or multinational currency units. The Fund may invest in Brady Bonds and other sovereign debt of countries that have restructured their debt pursuant to the Brady Plan, which are viewed as speculative investments. The Fund may

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

also purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

The Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities including but not limited to: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. government under the separate trading of registered interest and principal securities program (i.e., “STRIPS”), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only by the credit of the issuer itself.

The Fund may invest in mortgage-related securities, which include collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits, real estate investment trusts (“REITs”), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, including subordinated mortgage-related securities. Although the Fund may invest in residential and commercial mortgage-related securities issued by governmental entities and private issuers, the Fund expects that most of such investments will be limited to commercial mortgage-related securities, in which the Fund will not invest more than 15% of its Managed Assets.

Asset-backed securities are a form of structured debt obligations. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities may include home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

In addition to senior, secured floating rate loans made to corporate and other business entities, the Fund may also purchase unsecured loans, other floating rate debt securities, and credit-linked notes.

A senior loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Fund may purchase “Assignments” from the Agent or other Loan Investors. The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a senior loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower, whereas the Fund, as a purchaser of an Assignment, would typically succeed to all the rights and obligations under the loan agreement of the assigning Loan Investor and become a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor. The Fund will only acquire Participations if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, are believed by the Manager to be creditworthy at the time they enter into such transactions.

The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a senior loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Manager, may enhance the value of a senior loan or would otherwise be consistent with the Fund’s investment policies.

The Fund may invest in collateralized bond obligations (“CBOs”), which are structured securities backed by a diversified pool of high yield, public or private fixed income securities. Under normal market conditions, the Fund expects to invest in the lower tranches of CBOs.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Fund also may purchase derivative instruments that combine features of these instruments.

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies that invest primarily in bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive opportunities in the fixed income market.

Leverage: The Fund currently utilizes leverage for investment purposes in the form of reverse repurchase agreements. The Fund may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as the Manager may from time to time determine. Of these investment techniques, the Fund expects primarily to use reverse repurchase agreements and dollar rolls.

The Fund also has the ability to utilize leverage through the issuance of preferred shares. The Fund does not currently anticipate issuing any preferred shares.

The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does, what percentage of the Fund’s assets such borrowings will represent

BlackRock Debt Strategies Fund, Inc. (DSU)

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Investment Objectives, Policies and Risks (continued)

Investment Objectives and Policies (continued)

The Fund’s primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including Corporate Loans (as defined below), which are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s Investor’s Service (“Moody’s”) or BBB or lower by S&P Global Ratings (“S&P”)) or unrated debt instruments which are in the judgment of BlackRock Advisors, LLC (the “Manager”) of equivalent quality. Such investments generally involve greater volatility of price and risks to principal and income than securities in the higher rating categories. As a secondary objective, the Fund will seek to provide capital appreciation. The Fund’s investment objectives are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

Under normal market conditions, at least 80% of the Fund’s total assets will be invested in debt instruments. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund has no restrictions on portfolio maturity or duration of the debt securities in which it may invest.

The Fund’s investment policies permit investment in the following asset classes which are described in greater detail below: (i) senior and subordinated corporate loans, both secured and unsecured (“Corporate Loans”), issued either directly by the borrower or in the form of participation interests in Corporate Loans made by banks and other financial institutions; (ii) publicly offered and privately placed high-yield debt securities, senior and subordinated, both secured and unsecured; and (iii) convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and nonconvertible preferred stock. The debt securities and Corporate Loans in which the Fund invests may pay interest at fixed rates or at rates that float at a margin above a generally recognized base lending rate such as the prime rate of a designated U.S. bank, or that adjust periodically at a margin above the CD rate or LIBOR.

In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing debt or equity securities. The Fund may retain such securities until the Manager determines it is appropriate in light of current market conditions to effect a disposition of such securities.

The Fund will not invest in Corporate Loans that would require the Fund to make any additional investments in connection with its obligation to make future advances to a borrower in connection with revolving credit facilities if such commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements described herein.

The Fund may invest in high-yield corporate debt securities, including Corporate Loans, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody’s and BBB or lower by S&P Global Ratings), or in unrated securities considered by the Manager to be of comparable quality. Securities rated below Baa or lower by Moody’s or BBB or lower by S&P and unrated securities of comparable quality, are commonly known as “junk bonds.” Securities which subsequently are downgraded may continue to be held by the Fund and will be sold only if, in the judgment of the Manager, it is advantageous to do so.

Up to 20% of the Fund’s total assets may be invested in Distressed Securities (defined below), which includes publicly offered or privately placed debt securities and Corporate Loans which, at the time of investment, are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest or are rated in the lowest rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Although the Fund will invest primarily in lower-rated securities, other than with respect to Distressed Securities (which are discussed below) it will not invest in securities in the lowest rating categories (Ca or below by Moody’s and CC or below by S&P) unless the Manager believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Securities which subsequently are downgraded may continue to be held by the Fund and will be sold only if, in the judgment of the Manager, it is advantageous to do so.

Up to 20% of the Fund’s total assets may be invested in financial instruments of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units, provided that the foreign issuers of any non-U.S. dollar denominated instruments purchased by the Fund are domiciled in a country that is a member of the Organisation for Economic Co-operation and Development (OECD).

Up to 20% of the Fund’s total assets can be invested in convertible debt instruments and preferred stock, each of which may be converted into common stock or other securities of the same or a different issuer, and non-convertible preferred stock. The types of preferred securities in which the Fund may invest include trust preferred securities.

As a result of conversions of convertible securities or upon an exchange offer or bankruptcy plan of reorganization, a significant portion of the Fund’s total assets may be invested in common stock at certain points in time.

The Fund may engage in various portfolio strategies to seek to increase its return and to hedge its portfolio against movements in interest rates or foreign currencies through the use of interest rate or foreign currency swap transactions, the purchase of call and put options on securities, the sale of covered call and put options on its portfolio securities and transactions in financial futures and related options on such futures. There can be no assurance that the Fund will employ these strategies or that, if employed, they will be effective.

The Fund may make short sales of securities, provided that the market value of all securities sold short does not exceed 10% of its total assets. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian or designate such collateral on its books and records to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. The Fund also may make short sales “against the box.” Short sales “against the box” are not subject to the foregoing 10% limitation.

Subject to other investment restrictions applicable to the Fund, up to 10% of the Fund’s assets may be invested in debt instruments, including Corporate Loans, of investment companies (which may or may not be registered under the 1940 Act) whose portfolio securities consist entirely of (i) corporate debt or equity securities acceptable to the Manager or (ii) money market instruments.

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Investment Objectives and Policies (continued)

The Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale.

Leverage: The Fund currently utilizes leverage for investment purposes in the form of a bank credit facility. The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to common stockholders than that obtainable if the common stock were unleveraged for any significant amount of time. At times, the Fund could utilize leverage through borrowings, including the issuance of short term debt securities, the issuance of shares of preferred stock or a combination thereof. The Fund also has the ability to utilize leverage through the issuance of shares of preferred stock. The Fund may also utilize leverage through the use of reverse repurchase agreements.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which may otherwise require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

There can be no assurance that the Fund will borrow in order to leverage its assets or, if it does, what percentage of the Fund’s assets such borrowings will represent. The Fund does not currently anticipate issuing any preferred stock.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest rate risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

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Investment Objectives, Policies and Risks (continued)

Risk Factors (continued)

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

U.S. Government Mortgage-Related Securities Risk (FRA and BLW): There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae or Freddie Mac are solely the obligations of Fannie Mae or Freddie Mac, as the case may be, and are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Mortgage- and Asset-Backed Securities Risks (FRA and BLW): Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Senior Loans Risk: There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.

Risks of Loan Assignments and Participations (BLW) —  As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able unilaterally to enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Corporate Loans Risk (DSU): Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. In addition, transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. The corporate loans in which the Fund invests are usually rated below investment grade.

Variable and Floating Rate Instrument Risk: Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Distressed Securities Risk (FRA and DSU): Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Collateralized Bond Obligations Risk (BLW): The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates

Collateralized Debt Obligations Risk (FRA) —  In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”), including collateralized loan obligations, carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized

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Investment Objectives, Policies and Risks (continued)

Risk Factors (continued)

statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Sovereign Debt Risk (FRA and BLW): Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Brady Bonds Risk (BLW): Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Supranational Entities Risk (BLW): The Fund may invest in obligations issued or guaranteed by the World Bank. The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Foreign Securities Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The Fund’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Fund’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Fund’s net asset value.

Emerging Markets Risk (FRA and BLW): Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Equity Securities Risk —Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Preferred Securities Risk: Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Convertible Securities Risk (FRA and DSU): The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Warrants Risk (FRA and DSU): If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Real Estate-Related Securities Risk (BLW): The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the

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Investment Objectives, Policies and Risks (continued)

Risk Factors (continued)

costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities.

REIT Investment Risk (BLW): Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk: Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk: Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk: The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Valuation Risk: Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk: Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk: Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory Risk: Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd- Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non- U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

•

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Structured Notes Risk (FRA): Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Leverage Risk: The Fund currently utilizes leverage for investment purposes in the form of a bank credit facility or reverse repurchase agreements, as applicable. The Fund also utilizes leverage for investment purposes by entering into derivatives with leverage embedded in them and, if applicable, dollar rolls. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful. Leverage involves risks and special considerations for common shareholders, including:

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Investment Objectives, Policies and Risks (continued)

Risk Factors (continued)

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (BLW): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Short Sales Risk (DSU): Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (BLW and DSU): Subject to the limitations set forth in the Investment Company Act, or as otherwise limited by the SEC, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	133

Automatic Dividend Reinvestment Plan

Pursuant to DSU, FRA and BLW’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After DSU, FRA and BLW declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

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Director and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	84 RICs consisting of 108 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	84 RICs consisting of 108 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	84 RICs consisting of 108 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	84 RICs consisting of 108 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	85 RICs consisting of 109 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	135

Director and Officer Information   (continued)

Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	84 RICs consisting of 108 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester(d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	85 RICs consisting of 109 Portfolios	None
Catherine A. Lynch(d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	85 RICs consisting of 109 Portfolios	None
Interested Directors(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	117 RICs consisting of 267 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	118 RICs consisting of 268 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

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Director and Officer Information  (continued)

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Fund serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

Effective October 15, 2020, BLW’s portfolio managers are Scott MacLellan, James Keenan, Mitch Garfin, David Delbos and Akiva Dickstein. Mr. Dickstein has been a Managing Director of BlackRock since 2009.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	137

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2020 for shareholders of record on May 29, 2020, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class I Directors as follows:

	Michael J. Castellano		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BLW	29,864,079	1,553,640	29,230,877	2,186,842	29,882,614	1,535,105	29,872,580	1,545,139

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Catherine A. Lynch, Karen P. Robards and Frank J. Fabozzi.

Shareholders elected the Class I Directors as follows:

	Cynthia L. Egan		Michael J. Castellano		Catherine A. Lynch

Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

DSU	37,336,033	3,148,025	32,815,644	7,668,414	32,525,012	7,959,046

FRA	23,419,704	6,385,871	22,780,552	7,025,023	23,207,980	6,597,595

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Richard E. Cavanagh, Robert Fairbairn, R. Glenn Hubbard, John M. Perlowski, Karen P. Robards, Frank J. Fabozzi and W. Carl Kester.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by the third quarter of 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Fund employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Fund.

The distributions paid by a Fund for any particular month may be more or less than the amount of net investment income earned by a Fund during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Fund and is reported in each Fund’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Fund’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the

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Additional Information  (continued)

Dividend Policy (continued)

distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Fund’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Fund’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

Effective October 19, 2020, each of DSU and FRA has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of DSU and FRA, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. DSU’s and FRA’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of DSU and FRA, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

A D D I T I O N A L I N F O R M A T I O N	139

Additional Information  (continued)

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Additional Information  (continued)

(continued)

Fund and Service Providers

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
BlackRock (Singapore) Limited(a)	Willkie Farr & Gallagher LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Custodian	Address of the Funds
State Street Bank and Trust Company	100 Bellevue Parkway
Boston, MA 02111	Wilmington, DE 19809

(a) For BLW.

A D D I T I O N A L I N F O R M A T I O N	141

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

PCL	Public Company Limited

PIK	Payment-in-Kind

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SCA	Svenska Celluosa Aktiebolaget

SPDR	Standard & Poor’s Depository Receipt

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Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-12/20-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2,4]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock Debt Strategies Fund, Inc.	$83,752	$83,752	$0	$0	$14,900	$7,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2,5]	$0	$0
(d) All Other Fees[4]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from February 28 to December 31 effective December 31, 2019 whereby this fiscal year consists of the ten months ended December 31, 2019.

4 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

5 Includes fees for the Fund and the Fund’s subsidiary.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End 12/31/20	Previous Fiscal Year End 12/31/191
BlackRock Debt Strategies Fund, Inc.	$14,900	$7,700

1 The registrant changed its fiscal year end from February 28 to December 31 effective December 31, 2019 whereby this fiscal year consists of the ten months ended December 31, 2019.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End 12/31/20	Previous Fiscal Year End 12/31/191
$1,984,000	$2,050,500

1 The registrant changed its fiscal year end from February 28 to December 31 effective December 31, 2019 whereby this fiscal year consists of the ten months ended December 31, 2019.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock and David Delbos, Managing Director at BlackRock. Messrs. Keenan, Garfin, and Delbos are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Keenan, Garfin and Delbos have been a members of the Fund’s portfolio management team since 2009, 2016 and 2018, respectively.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.

(a)(2) As of December 31, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	21	30	20	0	0	6
	$42.23 Billion	$16.85 Billion	$10.19 Billion	$0	$0	$1.38 Billion
Mitchell Garfin	24	23	55	0	0	5
	$44.75 Billion	$14.70 Billion	$16.26 Billion	$0	$0	$1.25 Billion
David Delbos	24	21	54	0	0	5
	$41.34 Billion	$14.75 Billion	$16.49 Billion	$0	$0	$1.25 Billion

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Keenan, Garfin, and Delbos may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Garfin, and Delbos may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan

ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James Keenan	$100,001 - $500,000
Mitchell Garfin	$100,001 - $500,000
David Delbos	$500,001 - $1,000,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased[1]	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
July 1-31, 2020	177,050	$9.6345	177,050	2,308998
August 1-31, 2020	0	0	0	2,308,998
September 1-30, 2020	14,387	$10.1893	14,387	2,294,611
October 1-31, 2020	0	0	0	2,294,611
November 1-30, 2020	0	0	0	2,294,611
December 1-31, 2020	0	0	0	2,329,590
Total:	191,437	$9.6762	191,437	2,329,590

1 On September 5, 2019, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2019, the Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. On September 28, 2020, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2020, the Fund may repurchase through November 30, 2021, up to 5% of its common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned,in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: March 5, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: March 5, 2021